[EATON VANCE LOGO]
                                  $262,000,000

EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST              EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
2,360 SHARES                                               1,520 SHARES
EATON VANCE FLORIDA MUNICIPAL INCOME TRUST                 EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
1,420 SHARES                                               1,780 SHARES
EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST           EATON VANCE OHIO MUNICIPAL INCOME TRUST
860 SHARES                                                 940 SHARES
EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
700 SHARES                                                 900 SHARES

                            AUCTION PREFERRED SHARES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                            ------------------------

     Each Eaton Vance Municipal Income Trust listed above (each a "Trust") is a recently organized closed-end fund. Each Trust's investment objective is to provide current income exempt from federal income tax and certain relevant state and local taxes (as described below). This income will be earned by investing primarily in investment grade municipal securities. Each Trust may also invest a portion of its assets in higher risk, higher yielding municipal securities of lesser quality. There is no assurance that a Trust will achieve its investment objective. See "Investment Objective, Policies and Risks" beginning at page 16.

     Each Trust's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). Eaton Vance manages 54 different municipal bond funds with combined assets of over $8 billion.

     Capitalized terms not defined on this cover page are defined in the Glossary that appears at the end of this Prospectus. The APS are offered at a price per share of $25,000 subject to a sales load of $250 per share.

                                                       Price to      Sales     Proceeds to
                                                       Public(1)    load(2)     Trust(1)
                                                       ---------    --------   -----------
California Trust.............................         $59,000,000   $590,000   $58,410,000
Florida Trust................................         $35,500,000   $355,000   $35,145,000
Massachusetts Trust..........................         $21,500,000   $215,000   $21,285,000
Michigan Trust...............................         $17,500,000   $175,000   $17,325,000
New Jersey Trust.............................         $38,000,000   $380,000   $37,620,000
New York Trust...............................         $44,500,000   $445,000   $44,055,000
Ohio Trust...................................         $23,500,000   $235,000   $23,265,000
Pennsylvania Trust...........................         $22,500,000   $225,000   $22,275,000

---------------
(1) Plus accumulated dividends, if any, from the Date of Original Issue.

(2) Each Trust and the Adviser have agreed to indemnify the Underwriters against certain liabilities under the Securities Act of 1933, as amended. See "Underwriting."

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

PAINEWEBBER INCORPORATED
                   PRUDENTIAL SECURITIES
                                      SALOMON SMITH BARNEY
                                                   A.G. EDWARDS & SONS, INC.
                            ------------------------

                  THE DATE OF THIS PROSPECTUS IS MARCH 1, 1999

(continued from the previous page)

     The Broker-Dealers may maintain a secondary trading market in the Auction Preferred Shares ("APS") outside of Auctions; however, they have no obligation to do so, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.
     The APS are offered by the Underwriters, subject to prior sale, when, as and if issued by each Trust and accepted by the Underwriters, subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that one certificate for the APS of each Trust will be delivered to the nominee of The Depository Trust Company on or about March 4, 1999.
     Dividends on the APS of each Trust offered hereby will be cumulative from the Date of Original Issue and payable commencing on the dates specified below (an "Initial Dividend Payment Date") and, generally, on a weekly basis thereafter on the days specified below, subject to certain exceptions. The cash dividend rate (the "Applicable Rate") on the APS for the Initial Dividend Period on such dates will be the per annum rate specified below:

                     INITIAL DIVIDEND   NORMAL WEEKLY       INITIAL
                       PAYMENT DATE      PAYMENT DAY    APPLICABLE RATE
                     ----------------   -------------   ---------------
California Trust      March 15, 1999      Monday             2.850%
Florida Trust         March 18, 1999     Thursday            2.900%
Massachusetts Trust   March 16, 1999      Tuesday            2.750%
Michigan Trust        March 18, 1999     Thursday            2.750%
New Jersey Trust      March 15, 1999      Monday             2.750%
New York Trust        March 12, 1999      Friday             2.625%
Ohio Trust            March 17, 1999     Wednesday           2.625%
Pennsylvania Trust    March 16, 1999      Tuesday            2.850%

     The Applicable Rate on the APS for each Subsequent Dividend Period will be determined pursuant to periodic auctions conducted in accordance with the procedures described herein and in detail in Appendix D to the Statement of Additional Information (an "Auction"). Except as otherwise provided herein, each Subsequent Dividend Period for the APS will be a 7-Day Dividend Period; provided, however, that prior to any Auction, a Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. See "Description of APS--Dividends."
     The Applicable Rate on the APS for each Subsequent Dividend Period will be reset on the basis of Bids, Hold Orders and Sell Orders placed by Existing Holders and Potential Holders in the Auction conducted on the Business Day preceding the commencement of such Dividend Period. The Applicable Rate that results from an Auction for any Dividend Period will not be greater than the Maximum Applicable Rate. See "Description of APS--The Auction--Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders."
     Each Trust is required to allocate net capital gains and other taxable income, if any, proportionately among its Common Shares and the APS. Each Trust will give notice of the amount of any taxable income to be included in a dividend on APS in the related Auction, as described herein, or, in limited circumstances, include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by a Trust and other factors but generally is not expected to be significant. See "Taxes."

     Each prospective purchaser should review carefully the detailed information regarding the Auction Procedures which appears in this Prospectus and the Statement of Additional Information and should note that (i) an Order constitutes an irrevocable commitment to hold, purchase or sell APS based upon the results of the related Auction, (ii) the Auctions will be conducted through telephone communications, (iii) settlement for purchases and sales will be on the Business Day following the Auction and (iv) ownership of APS will be maintained in book-entry form by or through the Securities Depository. In certain circumstances, holders of APS may be unable to sell their APS in an Auction and thus may lack liquidity of investment. The APS only may be transferred pursuant to a Bid or a Sell Order placed in an Auction through a Broker-Dealer to the Auction Agent or in the secondary market, if any.
     The APS are redeemable, in whole or in part, at the option of a Trust, on any Dividend Payment Date (except during the Initial Dividend Period or a Non-Call Period) at the Optional Redemption Price per share and will be subject to mandatory redemption on dates fixed by the Board of Trustees, under certain circumstances, at the Mandatory Redemption Price per share.
     If a Trust fails to pay on any Dividend Payment Date (or within the applicable grace period) the full amount of any dividend or the redemption price of the APS called for redemption, the Applicable Rate will not be based on the results of an Auction but instead will be equal to the Non-Payment Period Rate until such failure to pay is cured. See "Description of APS--Dividends--Non-Payment Period; Late Charge."
     This Prospectus sets forth concisely information you should know before investing in the APS. Please read and retain this Prospectus for future reference. A Statement of Additional Information dated March 1, 1999, has been filed with the SEC and can be obtained without charge by calling 1-800-225-6265 or by writing to the applicable Trust. A table of contents to the Statement of Additional Information is located at page 58 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with other Trust-related materials at the SEC's internet web site (http://www.sec.gov). Each Trust's address is 24 Federal Street, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.
     The APS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
Prospectus Summary.......................    1
The Trusts...............................   11
Use of Proceeds..........................   11
Capitalization...........................   12
Portfolio Composition....................   14
Investment Objectives, Policies And
  Risks..................................   16
Description of APS.......................   27
Management of Trusts.....................   47
Taxes....................................   48
Description of Capital Structure.........   53
Certain Provisions of the Declarations of
  Trust..................................   55

                                           PAGE
                                           ----
Underwriting.............................   56
Shareholder Servicing Agent, Custodian
  and Transfer Agent.....................   56
Legal Opinions...........................   57
Experts..................................   57
Additional Information...................   57
Table of Contents for the Statement of
  Additional Information.................   58
Trustees of Each Trust...................   58
Glossary.................................   59

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE TRUSTS NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE TRUSTS NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION APPEARING IN THIS PROSPECTUS IS ACCURATE AS OF THE DATE ON THE FRONT COVER ONLY.

                      (This page intentionally left blank)

                               PROSPECTUS SUMMARY

     The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Certain of the capitalized terms used in this Summary are defined in the Glossary that appears at the end of this Prospectus.

THE TRUSTS....................   Each of Eaton Vance California Municipal Income
                                 Trust (the "California Trust"), Eaton Vance
                                 Florida Municipal Income Trust (the "Florida
                                 Trust"), Eaton Vance Massachusetts Municipal
                                 Income Trust (the "Massachusetts Trust"), Eaton
                                 Vance Michigan Municipal Income Trust (the
                                 "Michigan Trust"), Eaton Vance New Jersey
                                 Municipal Income Trust (the "New Jersey
                                 Trust"), Eaton Vance New York Municipal Income
                                 Trust (the "New York Trust"), Eaton Vance Ohio
                                 Municipal Income Trust (the "Ohio Trust") and
                                 Eaton Vance Pennsylvania Income Trust (the
                                 "Pennsylvania Trust") (each a "Trust" and together the "Trusts") is a recently organized closed-end fund. Each Trust was organized as a Massachusetts business trust on December 10, 1998, and has registered under the Investment
                                 Company Act of 1940, as amended (the "1940
                                 Act"). Each Trust's principal office is located at 24 Federal Street, Boston, MA 02110, and its telephone number is 1-800-225-6265. Each Trust commenced operations on January 29, 1999 upon the closing of an initial public offering of shares of its Common Shares. In connection with the initial public offering of each Trust's common shares of beneficial interest, par value
                                 $0.01 per share (the "Common Shares"), the underwriters were granted an option to purchase additional shares to cover over-allotments.
                                 Each of the Trusts is offering pursuant to this Prospectus preferred shares of beneficial interest, par value $0.01 per share, which have been designated Auction Preferred Shares
                                 (collectively, the "APS"). See "The Trusts."

                                 The Trustees of each Trust have determined that for cost savings and other reasons that it is appropriate for the Trusts to employ a combined Prospectus with respect to the offering of the APS. However, each Trust offers only its own shares of beneficial interest, including the APS. All statements made in this Prospectus by a Trust are intended to apply only with respect to that Trust and its APS offered hereby. Consequently, each Trust disclaims any responsibility for any misstatement or omission in this Prospectus with respect to another Trust. In approving the use of a combined Prospectus, the Trustees of each Trust considered the possibility that a Trust might nevertheless become liable for a misstatement or omission in the Prospectus regarding another Trust.

INVESTMENT OBJECTIVES AND
  POLICIES....................   Each Trust's investment objective is to provide
                                 current income exempt from regular federal income tax and the particular state and local income taxes (and, in the case of the Florida and Pennsylvania Trusts, to be an investment exempt from the identified other taxes) set forth below ("state taxes"):

                                             California Trust          California State Personal Income
                                                                       Tax
                                             Florida Trust             Florida Intangible Tax
                                             Massachusetts Trust       Massachusetts State Personal Income
                                                                       Tax
                                             Michigan Trust            Michigan State and City Income and
                                                                       Single Business Taxes
                                             New Jersey Trust          New Jersey State Personal Income
                                                                       Tax
                                             New York Trust            New York State and New York City
                                                                       Personal Income Taxes
                                             Ohio Trust                Ohio State Personal Income Tax
                                             Pennsylvania Trust        Pennsylvania State and Local Income
                                                                       Taxes and Pennsylvania Personal
                                                                       Property Tax

                                 An investment in APS of a Trust may not be appropriate for all investors, and there is no assurance that a Trust will achieve its investment objective.

                                 During normal market conditions substantially all of each Trust's assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from federal income tax and relevant state taxes ("Municipal Obligations"). At least 65% of the Trust's total assets normally will be invested in Municipal Obligations (i) issued by the applicable state or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by either Standard & Poor's ("S&P") or by FitchIBCA ("Fitch")), or, if unrated, determined by Eaton Vance Management ("Eaton Vance" or the "Adviser") to be of at least investment grade quality. From time to time, each Trust may hold a significant number of Municipal Obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When a Trust invests in unrated Municipal Obligations it may be more dependent on Eaton Vance's research capabilities than when it invests in rated Municipal Obligations.

PRINCIPAL INVESTMENT RISKS....   Each Trust may invest up to 35% of its total
                                 assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of total Trust assets, lower than B by all Rating Agencies rating the obligation) and unrated Municipal Obligations considered to be of comparable quality by Eaton Vance.
                                 Investment in Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher grade
                                 Municipal Obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed.

INVESTMENT ADVISER AND
  ADMINISTRATOR...............   Eaton Vance, a wholly-owned subsidiary of Eaton
                                 Vance Corp., is each Trust's investment adviser and administrator. The Adviser manages 4 national municipal funds, 40 single state municipal funds, 10 limited maturity municipal funds and 1 money market municipal fund. See "Investment
                                 Advisory and Management Arrangements."

THE OFFERING..................   Each Trust is offering an aggregate of the
                                 following number of APS at a purchase price of $25,000 per share plus accumulated dividends, if any, from the Date of Original Issue:

                                             California Trust -- 2,360             New Jersey Trust -- 1,520
                                             Florida Trust -- 1,420                New York Trust -- 1,780
                                             Massachusetts Trust -- 860            Ohio Trust -- 940
                                             Michigan Trust -- 700                 Pennsylvania Trust -- 900

                                 The APS are being offered by a group of
                                 underwriters ("Underwriters") led by
                                 PaineWebber Incorporated, Prudential
                                 Securities, Salomon Smith Barney Inc. and A.G. Edwards & Sons, Inc. See "Underwriting."

DIVIDENDS ON APS..............   The APS will be Preferred Shares of each Trust
                                 that entitle their holders to receive cash dividends at a rate per annum that may vary for the successive Dividend Periods for such shares. In general, except as described below, each Dividend Period for the APS subsequent to the Initial Dividend Period will be seven days in length. The Applicable Rate for a particular
                                 Dividend Period will be determined by an Auction conducted on the Business Day next preceding the start of such Dividend Period.

                                 Through their Broker-Dealers, Beneficial Owners and Potential Beneficial Owners of APS may participate in Auctions therefor, although, except in the case of certain Special Dividend Periods, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS--The Auction."

                                 Except as described herein, investors in APS will not receive certificates representing ownership of their shares. Ownership of APS will be maintained in book-entry form by the Securities Depository or its nominee for the account of the investor's Agent Member. The investor's Agent Member, in turn, will maintain records of such investor's beneficial ownership of APS. Accordingly, references herein to an investor's investment in or purchase, sale or ownership of APS are to purchases, sales or ownership of those shares by Beneficial Owners.

                                 After the Initial Dividend Period, each
                                 Subsequent Dividend period for the APS will generally consist of seven days (a "7-day Dividend Period"); provided, however, that prior to any Auction, a Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. A Special Dividend Period is a Dividend Period consisting of a specified number of days (other than seven), evenly divisible by seven and not fewer than seven nor more than 364 (a "Short Term Dividend Period") or a Dividend Period consisting of a specified period of one whole year or more but not greater than five years (a "Long Term Dividend Period"). Dividends on the APS offered hereby are cumulative from the Date of Original Issue and are payable when, as and if declared by the Board of Trustees of a Trust, out of funds legally available therefor, commencing on the Initial Dividend Payment Date and, in the case of Dividend Periods that are not Special Dividend Periods, dividends will be payable generally on each succeeding day set forth below, subject to certain exceptions:

                                            California Trust -- Monday      New Jersey Trust-- Monday
                                            Florida Trust -- Thursday       New York Trust -- Friday
                                            Massachusetts Trust -- Tuesday  Ohio Trust -- Wednesday
                                            Michigan Trust -- Thursday      Pennsylvania Trust -- Tuesday

                                 Dividends for the APS will be paid through the Securities Depository (The Depository Trust Company or a successor securities depository) on each Dividend Payment Date. The Securities Depository's normal procedures provide for it to distribute dividends in same-day funds to Agent Members, who are in turn expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. See "Description of APS - Dividends."

                                 For each Subsequent Dividend Period, the cash dividend rate on the APS will be the Applicable Rate that the Auction Agent (Bankers Trust Corporation ("Bankers Trust") or any successor) advises a Trust has resulted from an Auction. See "Description of APS - Dividends." The first Auction for the APS is scheduled to be held on the ending date for the Initial Dividend Period as set forth above.

                                 The Amended By-Laws provide that until a Trust gives a Request for Special Dividend Period and the related Notice of Special Dividend Period, only 7-Day Dividend Periods will be applicable to the APS. While no Trust currently intends to give a Request for Special Dividend Period with respect to the APS, each may so elect in the future subject to, and on, the conditions discussed under "Description of the
                                 APS -- Dividends -- Notification of Dividend
                                 Period."

                                 A Special Dividend Period will not be effective for the APS unless Sufficient Clearing Bids exist at the Auction in respect of such Special Dividend Period. If Sufficient Clearing Bids do not exist at such Auction for the APS, the Dividend Period commencing on the Business Day succeeding such Auction will be a 7-Day Dividend Period, and the holders of the APS outstanding prior to such Auction will be required to continue to hold such shares for such Dividend Period. In addition, a Trust may not give a Notice of Special Dividend Period with respect to the APS, or if a Trust has given a Notice of Special Dividend Period for the APS, the Trust will be required to give a Notice of Revocation in respect thereof if (i) either the 1940 Act APS Asset Coverage is not satisfied or the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, in each case on each of the two Valuation Dates immediately preceding the Business Day prior to the related Auction Date for the APS, (ii) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date, or (iii) the Broker-Dealers have given the Trust notice that it is not advisable to hold an Auction in respect of a Special Dividend Period. In such event, the next succeeding Dividend Period will be a 7-Day Dividend Period.

ADVANCE NOTICE OF ALLOCATION
  OF TAXABLE INCOME; INCLUSION
  OF TAXABLE INCOME IN
  DIVIDENDS...................   Dividends paid by each Trust, to the extent
                                 paid from tax-exempt income earned on Municipal
                                 Obligations, will be exempt from federal income tax and relevant state taxes, though some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax. However, each Trust is required to allocate net capital gains and other income subject to federal income tax, if any, proportionately among such Trust's Common
                                 Shares and APS. Each Trust will notify the Auction Agent of the amount of any net capital gains or other income subject to federal income tax or relevant state taxes ("taxable income") to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for such dividend. The Auction Agent in turn will notify each Broker-Dealer whenever it receives any such notice from a Trust, and each Broker-Dealer will notify its Beneficial Owners and Potential Beneficial Owners, as provided in its Broker-Dealer Agreement. In the alternative, a Trust also may include such taxable income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an amount sufficient to offset substantially the tax effect thereof. The amount of taxable income allocable to the APS will depend upon the amount of such income realized by a Trust and other factors but generally is not expected to be significant.
                                 See "Taxes" and "Description of APS - The
                                 Auction - Auction Date; Advance Notice of
                                 Allocation of Taxable Income; Inclusion of
                                 Taxable Income in Dividends."

ADDITIONAL DIVIDENDS..........   If a Trust retroactively allocates any net
                                 capital gains or other taxable income to the APS without having given advance notice thereof as described above, the Trust will make certain payments to holders of the APS to which such allocation was made to offset substantially the tax effect thereof. Such a retroactive allocation may happen when such allocation is made as a result of (i) the redemption of all or a portion of the outstanding APS (ii) the liquidation of the Trust or (iii) a debt obligation believed to be a Municipal
                                 Obligation unexpectedly turns out to be an obligation subject to federal income tax and/or a relevant state tax. None of the Trusts expect to make payments to holders of the APS to offset the tax effect of any reallocation of net capital gains or other taxable income. See
                                 "Description of APS--Dividends--Additional
                                 Dividends" and "Taxes."

DETERMINATION OF MAXIMUM
  APPLICABLE RATES............   Except during a Non-Payment Period, the
                                 Applicable Rate for any Dividend Period for the APS will not be more than the Maximum
                                 Applicable Rate applicable to such shares. The
                                 Maximum Applicable Rate for the APS will depend on the credit rating assigned to such shares and on the duration of the Dividend Period. The
                                 Maximum Applicable Rate will be the Applicable
                                 Percentage of the Reference Rate. The Reference
                                 Rate is (i) with respect to any 7-Day Dividend
                                 Period or any Short Term Dividend Period having
                                 28 or fewer days, the higher of the applicable
                                 "AA" Composite Commercial Paper Rate and the
                                 Taxable Equivalent of the Short-Term Municipal
                                 Obligation Rate, (ii) with respect to any Short
                                 Term Dividend Period having more than 28 but fewer than 183 days, the applicable "AA"
                                 Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate. The
                                 Applicable Percentage will be determined based on (i) the credit rating assigned on such date to the APS by S&P (or, if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency) and (ii) whether a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the shares of APS as follows:

                                                                                                   APPLICABLE
                                                                     APPLICABLE PERCENTAGE OF     PERCENTAGE OF
                                                                        REFERENCE RATE --       REFERENCE RATE --
                                               S&P CREDIT RATINGS        NO NOTIFICATION          NOTIFICATION
                                               ------------------    ------------------------   -----------------
                                             AA- or higher.........            110%                    150%
                                             A- to A+..............            125                     160
                                             BBB- to BBB+..........            150                     250
                                             Below BBB-............            200                     275

                                 There is no minimum Applicable Rate in respect of any Dividend Period.

                                 The Applicable Rate for any Dividend Period commencing during any Non-Payment Period, and the rate used to calculate the late charge described under "Description of APS--Dividends--Non-Payment Period; Late
                                 Charge," initially will be 200% of the
                                 Reference Rate (or 275% of such rate if a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

AUCTION PROCEDURES............   Unless otherwise permitted by a Trust,
                                 Beneficial Owners and Potential Beneficial
                                 Owners of APS may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction
                                 Agent, designating themselves as Existing
                                 Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to

                                 Orders submitted to them by Potential
                                 Beneficial Owners. On or prior to each Auction Date for the APS (the Business Day next preceding the first day of each Dividend Period), each Beneficial Owner may submit Orders to its Broker-Dealer as follows:

                                 - Hold Order--indicating its desire to hold the
                                   APS without regard to the Applicable Rate for the next Dividend Period for such shares.

                                 - Bid--indicating its desire to hold the APS,
                                   provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid.

                                 - Sell Order--indicating its desire to sell the
                                   APS without regard to the Applicable Rate for the next Dividend Period for such shares.

                                 A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to the APS then held by such Beneficial Owner, provided that the total number of APS covered by such Orders does not exceed the number of APS held by such Beneficial Owner. If, however, a Beneficial Owner offers through its Broker-Dealer to purchase additional APS in such Auction, such Beneficial Owner, for purposes of such offer to purchase additional shares, will be treated as a Potential Beneficial Owner as described below. Bids by Beneficial Owners through their Broker-Dealers with rates per annum higher than the Maximum Applicable Rate will be treated as Sell Orders. A Hold Order (in the case of an Auction relating to a Dividend Period which is 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) shall be deemed to have been submitted on behalf of a Beneficial Owner if an Order with respect to the APS then held by such Beneficial Owner is not submitted on behalf of such Beneficial Owner for any reason, including the failure of a Broker-Dealer to submit such Beneficial Owner's Order to the Auction Agent.

                                 Potential Beneficial Owners of APS may submit Bids through their Broker-Dealers in which they offer to purchase APS, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum specified in such Bid. A Bid by a Potential Beneficial Owner with a rate per annum higher than the Maximum Applicable Rate will not be considered.

                                 Neither a Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with any of the foregoing.

                                 A Broker-Dealer also may hold APS for its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. An Order placed with the Auction Agent by a Broker-Dealer as an Existing Holder or a Potential Holder as or on behalf of a Beneficial Owner or a Potential Beneficial Owner, as the case may be, will be treated in the same manner as an Order placed with a

                                 Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described above. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be a customer or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby.

                                 If Sufficient Clearing Bids exist in an Auction (that is, in general, the number of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Applicable Rate is at least equal to the number of APS subject to Sell Orders by Existing Holders), the Applicable Rate will be the lowest rate per annum specified in the Submitted Bids which, taking into account such rate per annum and all lower rates per annum bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all of the APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period and the Applicable Rate will be the Maximum Applicable Rate, and in such event, Existing Holders that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, APS subject to such Sell Orders. Thus, in certain circumstances, Existing Holders and, thus, the Beneficial Owners they represent may not have liquidity of investment. If all Existing Holders submit (or are deemed to have submitted) Hold Orders in an Auction, the Dividend Period next following the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate will be 40% of the Reference Rate (as defined under "Determination of Maximum Applicable Rates" above) in effect on the date of the Auction (or 60% of such rate if a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS).

                                 The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder selling or holding, or a Potential Holder purchasing, a number of APS that is less than the number of APS specified in its Order. To the extent the allocation has this result, a Broker-Dealer will be required to make appropriate pro rata allocations among its customers and itself.

                                 A Sell Order by an Existing Holder will
                                 constitute an irrevocable offer to sell the APS subject thereto, and a Bid placed by an Existing Holder also will constitute an irrevocable offer to sell the

                                 APS subject thereto if the rate per annum specified in the Bid is higher than the Applicable Rate determined in the Auction, in each case at a price per share equal to $25,000. A Bid placed by a Potential Holder will constitute an irrevocable offer to purchase the APS subject thereto if the rate per annum specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery by book-entry to their Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment in same-day funds. See "Description of APS--The Auction."

ASSET MAINTENANCE.............   Under the Amended By-Laws, the Trust must
                                 maintain (i) S&P Eligible Assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount and (ii) 1940
                                 Act APS Asset Coverage of at least 200%. See
                                 "Description of APS--Asset Maintenance."

                                 Each Trust estimates that, based on the
                                 composition of its portfolio at February 19, 1999, 1940 Act APS Asset Coverage with respect to APS would be at least 270% immediately after the issuance of the APS offered hereby in an amount representing approximately 36% of each Trust's capital (including the capital attributable to the APS).

                                 The Discount Factors and guidelines for
                                 calculating the Discounted Value of each Trust's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by S&P in connection with each Trust's receipt of ratings on the APS on their Date of Original Issue of AAA from S&P. See "Investment Objectives and Policies--Rating Agency Guidelines."

MANDATORY REDEMPTION..........   If the APS Basic Maintenance Amount or the 1940
                                 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption, out of funds legally available therefor, at the Mandatory
                                 Redemption Price of $25,000 per share plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption. In addition, holders of APS may be entitled to receive
                                 Additional Dividends in the event of redemption of such APS as described herein. See
                                 "Description of APS--Dividends--Additional
                                 Dividends." Any such redemption will be limited to the minimum number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be. Each Trust's ability to make such a mandatory redemption may be restricted by the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). See
                                 "Description of APS--Redemption--Mandatory
                                 Redemption."

OPTIONAL REDEMPTION...........   The APS are redeemable at the option of a
                                 Trust, as a whole or in part, on any Dividend
                                 Payment Date (except during the Initial
                                 Dividend Period or a Non-Call Period) at the Optional Redemption Price of $25,000 per share, plus an amount equal to dividends thereon
                                 (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption plus the premium, if any, resulting from the designation of a Premium Call Period. See
                                 "Description of APS--Redemption-- Optional
                                 Redemption." In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of
                                 APS--Dividends
                                 --Additional Dividends."

LIQUIDATION PREFERENCE........   The liquidation preference of the APS will be
                                 $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). See "Description of APS--Liquidation Rights." In addition, holders of APS may be entitled to receive Additional
                                 Dividends in the event of the liquidation of a Trust, as provided herein. See "Description of APS--Dividends-- Additional Dividends."

RATING........................   It is a condition to their issuance that the
                                 APS of each Trust be issued with a credit quality rating of AAA from S&P. Each Trust may at some future time seek to have its APS rated by an additional Rating Agency. See "Investment
                                 Objective and Policies--Rating Agency
                                 Guidelines."

VOTING RIGHTS.................   The 1940 Act requires that the holders of APS
                                 and any other Preferred Shares of a Trust, voting as a separate class, have the right to elect at least two trustees of that Trust at all times and to elect a majority of the trustees at any time when two years' dividends on the APS or any other Preferred Shares are unpaid. The holders of APS and any other
                                 Preferred Shares of a Trust will vote as a separate class on certain other matters as required under each Trust's Agreement and Declaration of Trust ("Declaration of Trust") and the 1940 Act. See "Description of
                                 APS--Voting Rights" and "Description of Capital
                                 Stock--Certain Provisions of the Declaration of Trust."

                                   THE TRUSTS

     Each of Eaton Vance California Municipal Income Trust (the "California Trust"), Eaton Vance Florida Municipal Income Trust (the "Florida Trust"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Trust"), Eaton Vance Michigan Municipal Income Trust (the "Michigan Trust"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Trust"), Eaton Vance New York Municipal Income Trust (the "New York Trust"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Trust") and Eaton Vance Pennsylvania Income Trust (the "Pennsylvania Trust") (each a "Trust" and together the "Trusts") is a closed-end fund. Each Trust was organized as a Massachusetts business trust on December 10, 1998, and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Trust's principal office is located at 24 Federal Street, Boston, MA 02110, and its telephone number is 1-800-225-6265.

     Each Trust commenced operations on January 29, 1999 upon the closing of an initial public offering of shares of its Common Shares. The proceeds of such offerings were approximately as follows after the payment of organizational and offering expenses: California Trust -- $91,417,000; Florida
Trust -- $54,740,500; Massachusetts Trust -- $33,034,000; Michigan
Trust -- $27,046,000; New Jersey Trust -- $58,483,000; New York
Trust -- $69,710,500; Ohio Trust -- $36,028,000; and Pennsylvania
Trust -- $34,531,000. In connection with the initial public offering of each Trust's Common Shares, the underwriters were granted an option to purchase, at a price of $15.00 per Common Share, the following amounts of additional Common Shares to cover over-allotments: California Trust -- 915,000; Florida
Trust -- 547,500; Massachusetts Trust -- 330,000; Michigan Trust -- 270,000; New Jersey Trust -- 585,000; New York Trust -- 697,500; Ohio Trust -- 360,000; and Pennsylvania Trust -- 345,000. On February 3, 1999, the underwriters purchased an additional 155,000 Common Shares of the Ohio Trust pursuant to a partial exercise of the over-allotment. On February 26, the underwriters exercised the over-allotment in full with respect to each Trust (other than the New York Trust and the New Jersey Trust) and purchased pursuant to a partial exercise of such options or additional 450,000 shares of the New York Trust and an additional 450,000 shares of the New Jersey Trust (collectively, the "Over-allotment Common Shares").

     Certain of the capitalized terms used in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

                                USE OF PROCEEDS

     The estimated net proceeds of this offering will be as follows after the payment of offering expenses (not expected to exceed $100,000 per Trust) and the sales load: California Trust -- $58,310,000; Florida Trust -- $35,045,000; Massachusetts Trust -- $21,185,000; Michigan Trust -- $17,225,000; New Jersey Trust -- $37,520,000; New York Trust -- $43,955,000; Ohio Trust -- $23,165,000;
and Pennsylvania Trust -- $22,175,000. See "Underwriting."

     The net proceeds of the offering will be invested in accordance with each Trust's investment objective and policies during a period estimated not to exceed three months from the offer and sale of such APS depending on market conditions and the availability of appropriate securities. Pending such investment, it is anticipated that the proceeds will be invested in short-term tax-exempt securities. See "Investment Objective and Policies."

                                 CAPITALIZATION

     The following table sets forth the unaudited capitalization of each Trust as of February 19, 1999 as if the Over-allotment Common Shares of each Trust had been issued on that date and as adjusted to give effect to the issuance of the APS offered hereby.

                                                             ACTUAL       AS ADJUSTED
                                                          ------------    ------------
CALIFORNIA TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 2,360 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 59,000,000
Common Shares, par value, $0.01 per share (7,021,667
  shares issued and outstanding)........................  $     70,217          70,217
Capital in excess of par value attributable to Common
  Stock.................................................   105,044,333     105,044,333
Undistributed investment income -- net..................         8,502           8,502
Accumulated realized gain (loss) -- net.................            12              12
Unrealized appreciation on investments -- net...........        97,294          97,294
Net Assets..............................................  $105,220,358    $164,220,358
                                                          ============    ============
FLORIDA TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 1,420 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 35,500,000
Common Shares, par value, $0.01 per share (4,204,167
  shares issued and outstanding)........................  $     42,042          42,042
Capital in excess of par value attributable to Common
  Stock.................................................    62,894,533      62,894,533
Undistributed investment income -- net..................         6,400           6,400
Accumulated realized gain (loss) -- net.................           (26)            (26)
Unrealized appreciation on investments -- net...........        84,199          84,199
Net Assets..............................................  $ 63,027,148    $ 98,527,148
                                                          ============    ============
MASSACHUSETTS TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 860 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 21,500,000
Common Shares, par value, $0.01 per share (2,536,667
  shares issued and outstanding)........................  $     25,367          25,367
Capital in excess of par value attributable to Common
  Stock.................................................    37,948,733      37,948,733
Undistributed investment income -- net..................         8,526           8,526
Accumulated realized gain (loss) -- net.................             0               0
Unrealized depreciation on investments -- net...........       (90,842)        (90,842)
Net Assets..............................................  $ 37,891,784    $ 59,391,784
                                                          ============    ============
MICHIGAN TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 700 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 17,500,000
Common Shares, par value, $0.01 per share (2,076,667
  shares issued and outstanding)........................  $     20,767          20,767
Capital in excess of par value attributable to Common
  Stock.................................................    31,067,133      31,067,133
Undistributed investment income -- net..................       (21,743)        (21,743)
Accumulated realized gain (loss) -- net.................            (3)             (3)
Unrealized appreciation on investments -- net...........         5,307           5,307
Net Assets..............................................  $ 31,071,461    $ 48,571,461
                                                          ============    ============

                                                             ACTUAL       AS ADJUSTED
                                                          ------------    ------------
NEW JERSEY TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 1,520 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 38,000,000
Common Shares, par value, $0.01 per share (4,356,667
  shares issued and outstanding)........................  $     43,567          43,567
Capital in excess of par value attributable to Common
  Stock.................................................    65,175,933      65,175,933
Undistributed investment income -- net..................        (5,051)         (5,051)
Accumulated realized gain (loss) -- net.................             4               4
Unrealized appreciation on investments -- net...........        28,034          28,034
Net Assets..............................................  $ 65,242,487    $103,242,487
                                                          ============    ============
NEW YORK TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 1,780 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 44,500,000
Common Shares, par value, $0.01 per share (5,106,667
  shares issued and outstanding)........................  $     51,067          51,067
Capital in excess of par value attributable to Common
  Stock.................................................    76,395,933      76,395,933
Undistributed investment income -- net..................        35,653          35,653
Accumulated realized gain (loss) -- net.................             5               5
Unrealized appreciation on investments -- net...........        79,471          79,471
Net Assets..............................................  $ 76,562,129    $121,062,129
                                                          ============    ============
OHIO TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 940 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 23,500,000
Common Shares, par value, $0.01 per share (2,766,667
  shares issued and outstanding)........................  $     27,667          27,667
Capital in excess of par value attributable to Common
  Stock.................................................    41,389,533      41,389,533
Undistributed investment income -- net..................        (3,851)         (3,851)
Accumulated realized gain (loss) -- net.................             3               3
Unrealized appreciation on investments -- net...........         7,368           7,368
Net Assets..............................................  $ 41,420,720    $ 64,920,720
                                                          ============    ============
PENNSYLVANIA TRUST
Shareholders' equity:
Preferred Shares, par value, $0.01 per share (no shares
  issued; 900 APS, as adjusted, at $25,000 per share
  liquidation preference)...............................            --    $ 22,500,000
Common Shares, par value, $0.01 per share (2,651,667
  shares issued and outstanding)........................  $     26,517          26,517
Capital in excess of par value attributable to Common
  Stock.................................................    39,669,133      39,669,133
Undistributed investment income -- net..................        (2,905)         (2,905)
Accumulated realized gain (loss) -- net.................        (3,727)         (3,727)
Unrealized depreciation on investments -- net...........        (8,450)         (8,450)
Net Assets..............................................  $ 39,680,568    $ 62,180,568
                                                          ============    ============

                             PORTFOLIO COMPOSITION

     Set forth below is the approximate percentage of each Trust's portfolio invested in long-term and short-term Municipal Obligations as of February 19, 1999. Also included in these tables is other information with respect to the composition of each Trust's investment portfolio as of the same date.

CALIFORNIA TRUST (68.6% long-term; 18.6% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     15           $48,396          52.9%
AA                       Aa...................................      3            12,452          13.6
BBB                      Baa1.................................      1             1,023           1.1
NR+                      NR+..................................      1               886           1.0
VMIG1                    A+...................................      4            17,000          18.6
       Cash...................................................     --            11,766          12.8
                                                                   --           -------         -----
       Total..................................................     24           $91,523         100.0%
                                                                   ==           =======         =====

FLORIDA TRUST (78.0% long-term; 7.3% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     13           $25,270          46.1%
AA                       Aa...................................      6            11,625          21.2
A                        A....................................      2             2,467           4.5
BBB                      Baa1.................................      1             1,625           3.0
NR+                      NR+..................................      3             1,781           3.2
VMIG1                    A+...................................      2             4,000           7.3
       Cash...................................................     --             8,063          14.7
                                                                   --           -------         -----
       Total..................................................     27           $54,831         100.0%
                                                                   ==           =======         =====

MASSACHUSETTS TRUST (88.5% long-term; 5.0% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     16         $    19,804        60.1%
AA                       Aa...................................      2               2,636         8.0
A                        A....................................      2               3,032         9.2
BBB                      Baa1.................................      4               3,196         9.7
VMIG1                    A-1+.................................      1               1,648         5.0
Closed-End Funds..............................................      2                 494         1.5
       Cash...................................................                      2,153         6.5
                                                                   --         -----------       -----
       Total..................................................     27         $    32,963       100.0%
                                                                   ==         ===========       =====

MICHIGAN TRUST (90.0% long-term; 0.0% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     19         $    18,660        69.1%
AA                       Aa...................................      1                 974         3.6
A                        A....................................      2               2,326         8.6
BBB                      Baa1.................................      2               1,791         6.6
NR+                      NR+..................................      1                 551         2.1
       Cash...................................................                      2,698        10.0
                                                                   --         -----------       -----
       Total..................................................     25         $    27,000       100.0%
                                                                   ==         ===========       =====

NEW JERSEY TRUST (95.0% long-term; 4.4% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     16           $36,332          62.1%
AA                       Aa...................................      3             8,425          14.4
A                        A....................................      1             1,755           3.0
BBB                      Baa1.................................      3             5,324           9.1
BB                       Ba2..................................      2             1,521           2.6
VMIG1                    A-1+.................................      1             2,485           4.4
Closed-End Funds..............................................      2             1,542           3.8
       Cash...................................................                      375           0.6
                                                                   --           -------         -----
       Total..................................................     28           $57,759         100.0%
                                                                   ==           =======         =====

NEW YORK TRUST (88.9% long-term; 8.5% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................      8           $22,763          32.6%
AA                       Aa...................................      2             7,332          10.5
A                        A....................................      7            20,599          29.5
BBB                      Baa..................................      4            10,195          14.6
VMIG1                    A-1+.................................      3             5,935           8.5
NR+                      NR+..................................      2             1,187           1.7
       Cash...................................................     --             1,780           2.6
                                                                   --           -------         -----
       Total..................................................     26           $69,791         100.0%
                                                                   ==           =======         =====

OHIO TRUST (75.0% long-term; 3.1% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     11           $14,420          37.6%
AA                       Aa...................................      3             5,638          14.7
A                        A....................................      2             3,452           9.0
BBB                      Baa..................................      3             3,835          10.0
BB                       Ba...................................      1               997           2.6
VMIG1                    A-1+.................................      1             1,189           3.1
NR+                      NR+..................................      1               422           1.1
       Cash...................................................     --             8,392          21.9
                                                                   --           -------         -----
       Total..................................................     22           $38,345         100.0%
                                                                   ==           =======         =====

PENNSYLVANIA TRUST (96.5% long-term; 0.0% short-term)

                                                                NUMBER OF        VALUE
        S&P*                           MOODY'S*                  ISSUES      (IN THOUSANDS)    PERCENT
        ----                           --------                 ---------    --------------    -------
AAA                      Aaa..................................     19           $25,225          73.1%
AA                       Aa...................................      2             2,709           7.9
A                        A....................................      1             1,920           5.6
BBB                      Baa1.................................      2             2,229           6.5
NR+                      NR+..................................      2             1,183           3.4
       Cash...................................................     --             1,234           3.5
                                                                   --           -------         -----
       Total..................................................     26           $34,500         100.0%
                                                                   ==           =======

---------------
* Ratings: Using the higher of S&P's or Moody's ratings on a Trust's Municipal Obligations. See "Schedule of Investments." S&P rating categories may be modified further by a plus (+) or minus (-) in AA, A, BBB,

  BB, B and C ratings. Moody's rating categories may be modified further by a 1, 2, or 3 in Aa, A, Baa, Ba and B ratings.

+ Securities that are not rated by S&P or Moody's. Such Municipal Obligations may be rated by nationally recognized statistical rating organizations other than S&P or Moody's, or may not be rated by any such organization. With respect to the percentage of each Trust's assets invested in such securities, Eaton Vance Management ("Eaton Vance" or the "Adviser") believes these are of comparable quality to Municipal Obligations rated investment grade. This determination is based on the Adviser's own internal evaluation and does not necessarily reflect how such securities would be rated by S&P or Moody's if either were to rate the securities.

                   INVESTMENT OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES

     Each Trust's investment objective is to provide current income exempt from regular federal income tax and the particular state and local income taxes (and, in the case of the Florida and Pennsylvania Trusts, to be an investment exempt from the identified other taxes) set forth below ("state taxes"):

California Trust        California State Personal Income Tax
Florida Trust           Florida Intangible Tax
Massachusetts Trust     Massachusetts State Personal Income Tax
Michigan Trust          Michigan State and City Income and Single Business Taxes
New Jersey Trust        New Jersey State Personal Income Tax
New York Trust          New York State and New York City Personal Income Taxes
Ohio Trust              Ohio State Personal Income Tax
Pennsylvania Trust      Pennsylvania State and Local Income Taxes and
                        Pennsylvania Personal Property Tax

     This income will be earned by investing primarily in investment grade Municipal Obligations. Securities will be purchased and sold in an effort to maintain a competitive yield on the Common Shares and to enhance return based upon the relative value of the securities available in the marketplace. Investments are based on Eaton Vance's research and ongoing credit analysis, the underlying materials for which are generally not available to individual investors.

     Eaton Vance seeks to find Municipal Obligations of high quality that have been undervalued in the marketplace. Eaton Vance's research specialists examine credit histories, revenue sources, total debt histories, capital structures and other data. This research capability is important because many obligations in which each Trust will invest will not be rated or listed on a national securities exchange, and the amount of public information available about such securities will be limited. Each Trust intends to emphasize the research that is critical to discovering value while avoiding undue credit risk. Each Trust will attempt to enhance performance opportunities by seeking to remain fully invested.

INVESTMENT POLICIES-GENERAL COMPOSITION OF EACH TRUST

     During normal market conditions substantially all of each Trust's assets (at least 80%) will be invested in debt obligations, the interest on which is exempt from federal income tax and relevant state taxes ("Municipal Obligations"). At least 65% of the total assets of each Trust normally will be invested in Municipal Obligations (i) issued by the applicable state or its political subdivisions, agencies, authorities and instrumentalities and (ii) rated at least investment grade at the time of investment (which are those rated Baa or higher by Moody's or BBB or higher by either S&P, or by Fitch), or, if unrated, determined by Eaton Vance to be of at least investment grade quality. From time to time, each Trust may hold a significant number of Municipal Obligations not rated by a nationally recognized statistical rating organization ("Rating Agency"). When a Trust invests in unrated Municipal Obligations it may be more dependent on Eaton Vance's research capabilities than when it invests in rated Municipal Obligations.

     Each Trust may invest up to 35% of its total assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of total Trust assets, lower than B by all Rating Agencies rating the obligation) and unrated Municipal Obligations considered to be of comparable quality by Eaton Vance. No such securities will be in default at the time of purchase. Investment in Municipal Obligations of below investment grade quality involves special risks as compared with investment in higher grade Municipal Obligations. These risks include greater sensitivity to a general economic downturn, greater market price volatility and less secondary market trading. Securities rated below investment grade are commonly known as "junk bonds." Such securities are regarded, on balance, as predominantly speculative with respect to the issuer's ability to pay interest and repay principal owed. See "-- Additional Risk Considerations." For a description of municipal obligation ratings, see Appendix A to the Statement of Additional Information.

     The foregoing credit quality policies apply only at the time a security is purchased, and a Trust is not required to dispose of a security in the event that a Rating Agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Eaton Vance may consider such factors as Eaton Vance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other Rating Agencies.

     Municipal Obligations include bonds, notes and commercial paper issued by a municipality for a wide variety of both public and private purposes, the interest on which is, in the opinion of issuer's counsel (or on the basis of other reliable authority), exempt from federal income tax and relevant state taxes. Public purpose municipal obligations include general obligation and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, or from the proceeds of a specific revenue source. Some revenue bonds are payable solely or partly from funds which are subject to annual appropriations by a state's legislature. Municipal notes include bond anticipation, tax anticipation and revenue anticipation notes. Bond, tax and revenue anticipation notes are short-term obligations that will be retired with the proceeds of an anticipated bond issue, tax revenue or facility revenue, respectively.

     Some of the securities in which each Trust may invest include so-called "zero-coupon" bonds, whose values are subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. A Trust is required to take into account income from zero-coupon bonds on a current basis, even though it does not receive that income currently in cash, and the Trust is required to distribute substantially all of its income for each taxable year. Thus, a Trust may have to sell other investments to obtain cash needed to make income distributions.

     Each Trust may invest in residual interest municipal bonds whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a Trust when short-term interest rates rise, and increase the interest paid to a Trust when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating-rate to a fixed-rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Although a Trust is not limited with respect to its investment in residual interest municipal bonds, each Trust does not intend initially to invest more than 10% of its assets in such bonds.

     Each Trust may purchase Municipal Obligations that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies which provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce a Trust's current yield. Insurance generally will be obtained from insurers with a claims-paying ability rated Aaa by Moody's or AAA by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the Trust's net asset value.

     Each Trust has adopted certain fundamental investment restrictions set forth in the Statement of Additional Information which may not be changed without a vote of holders of Common Shares and APS voting together as a single class. Except for such restrictions and the 80% requirement set forth above, the investment objective and policies of each Trust may be changed by the Board of Trustees without such action by holders of Common Shares and APS.

ADDITIONAL INVESTMENT PRACTICES

     When-Issued Securities. Each Trust may purchase securities on a "when-issued" basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. However, the market value of the securities may fluctuate prior to delivery and upon delivery the securities may be worth more or less than a Trust agreed to pay for them. A Trust may be required to maintain a segregated account of liquid assets equal to outstanding purchase commitments. Each Trust may also purchase instruments that give the Trust the option to purchase a municipal obligation when and if issued.

     Futures Transactions. Each Trust may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in interest rates or as a substitute for the purchase of securities. For example, futures contracts may sometimes be used to reduce the additional long-term interest rate risk a Trust bears by holding residual interest municipal bonds. Futures contracts may be based on various debt securities and securities indices (such as the Municipal Bond Index traded on the Chicago Board of Trade). Such transactions involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, which may exceed a Trust's initial investment in these contracts. Each Trust will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. There can be no assurance that the Eaton Vance's use of futures will be advantageous to a Trust. Distributions by the Trust of any gains realized on the Trust's transactions in futures and options on futures will be taxable. The rating agency guidelines with respect to the APS limit use of these transactions. See "Investment Objectives, Policies and Risks -- Rating Agency Guidelines."

     Investment Company Securities. Each Trust may purchase common shares of closed-end investment companies that have a similar investment objective and policies to the Trust. In addition to providing tax-exempt income, such securities may provide capital appreciation. Such investments, which may also be leveraged and subject to the same risks as the Trusts, will not exceed 10% of total assets, and no such company will be affiliated with Eaton Vance. These companies bear fees and expenses that a Trust will incur indirectly.

ADDITIONAL RISK CONSIDERATIONS

     Interest Rate and Market Risk. The prices of Municipal Obligations tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. This risk is usually greater among Municipal Obligations with longer maturities or durations and when residual interest bonds are held by a Trust. Although each Trust has no policy governing the maturities or durations of its investments, each Trust expects that it will invest in a portfolio of longer-term securities. This means that each Trust will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than higher quality bonds that make regular interest payments. Because each Trust may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

     Each Trust may invest to a significant extent in residual interest municipal bonds known as inverse floaters. Compared to similar fixed rate Municipal Obligations, the value of these bonds will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal bonds will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such bonds are held by a Trust, an increase in short- or long-term market interest rates will adversely affect the income received from such bonds.

     Income Risk. Each Trust's income is based primarily on the interest it earns from its investments, which can vary widely over the short and long-term. If interest rates drop, such Trust's income available over time to make dividend payments with respect to the APS could drop as well if the Trust purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and a Trust holds residual interest municipal bonds.

     Call Risk. If interest rates fall, it is possible that issuers of callable bonds with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, a Trust is likely to replace such called security with a lower yielding security.

     Credit Risk. Municipal debt obligations are subject to the risk of non-payment of scheduled interest and/or principal. Such non-payment would result in a reduction of income to a Trust and a reduction in the value of the security experiencing non-payment. Securities rated below investment grade or unrated securities of comparable quality ("lower quality securities") are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations ("credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity ("market risk"). The prices of lower quality securities are also more likely to react to real or perceived developments affecting market and credit risk than are prices of investment grade quality securities ("higher quality securities"), which react primarily to movements in the general level of interest rates. The investments in each Trust's portfolio will have speculative characteristics.

     As indicated above, each Trust may invest up to 35% of its total assets in Municipal Obligations rated below investment grade (but not, with respect to more than 30% of its total assets, lower than B by all Rating Agencies rating the obligation) and comparable unrated obligations. Such obligations are commonly called "junk bonds" and will have speculative characteristics in varying degrees. While such obligations may have some quality and protective characteristics, these characteristics can be expected to be offset or outweighed by uncertainties or major risk exposures to adverse conditions. Eaton Vance seeks to minimize the risks of investing in below investment grade securities through professional investment analysis, attention to current developments in interest rates and economic conditions, and industry and geographic diversification (if practicable). When a Trust invests in lower rated or unrated Municipal Obligations, the achievement of the Trust's goals is more dependent on the Eaton Vance's ability than would be the case if the Trust were investing in Municipal Obligations in the higher rating categories. In evaluating the credit quality of a particular issue, whether rated or unrated, Eaton Vance will normally take into consideration, among other things, the financial resources of the issuer (or, as appropriate, of the underlying source of funds for debt service), its sensitivity to economic conditions and trends, any operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters. Eaton Vance will attempt to reduce the risks of investing in the lowest investment grade, below investment grade and comparable unrated obligations through active portfolio management, credit analysis and attention to current developments and trends in the economy and the financial markets.

     Increases in interest rates and changes in the economy may adversely affect the ability of issuers of lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by a Trust experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Trust may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Trust's portfolio securities relate. Further, each Trust may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Trust may be unable to obtain full recovery thereof.

     To the extent that there is no established retail market for some of the lower grade municipal securities in which each Trust may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of each Trust, subject to the supervision of the Board of Trustees of each Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for lower grade municipal securities held in each Trust's portfolio, the ability of the Adviser to value each Trust's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of each Trust's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, each Trust may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

     Municipal Obligations held by each Trust that are of below investment grade quality but which, subsequent to the assignment of such rating, are backed by escrow accounts containing U.S. Government obligations may be determined by Eaton Vance to be of investment grade quality for purposes of each Trust's investment policies. Each Trust may retain in its portfolio an obligation that declines in quality, including defaulted obligations, if such retention is considered desirable by Eaton Vance. In the case of a defaulted obligation, each Trust may incur additional expense seeking recovery of its investment.

     Changes in the credit quality of the issuers of Municipal Obligations held by each Trust will affect the principal value of (and possibly the income earned on) such obligations. In addition, the value of such securities are affected by changes in general economic conditions and business conditions affecting the relevant economic sectors. Changes by Rating Agencies in their ratings of a security and in the ability of the issuer to make payments of principal and interest may also affect the value of each Trust's investments. The amount of information about the financial condition of an issuer of Municipal Obligations may not be as extensive as that made available by corporations whose securities are publicly traded.

     Each Trust may invest in municipal leases, and participations in municipal leases. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation.

     Concentration. Each Trust normally will invest 65% or more of its total assets in Municipal Obligations of issuers located in its particular state, and may invest 25% or more of its total assets in a U. S. territory or in Municipal Obligations in the same economic sector, including without limitation the following: lease rental obligations of state and local authorities; obligations dependent on annual appropriations by a state's legislature for payment; obligations of state and local housing finance authorities, municipal utilities systems or public housing authorities; obligations of hospitals or life care facilities; or industrial development or pollution control bonds issued for electric utility systems, steel companies, paper companies or other purposes. This may make each Trust more susceptible to adverse economic, political, or regulatory occurrences affecting the applicable state or an economic sector. For example, health care related issuers are susceptible to Medicaid reimbursement policies, and national and state health care legislation.

     Liquidity Risk. At times, a substantial portion of each Trust's assets may be invested in securities as to which the Trust, by itself or together with other accounts managed by Eaton Vance and its affiliates, holds a major portion of all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, each Trust could find it more difficult to sell such securities when Eaton Vance believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing each Trust's net asset value.

     The secondary market for some Municipal Obligations (including issues which are privately placed with a Trust) is less liquid than that for taxable debt obligations or other more widely traded Municipal Obligations. These include residual interest municipal bonds. No established resale market exists for certain of the Municipal Obligations in which each Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, each Trust may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Each Trust has no limitation on the amount of its assets which may be invested in securities which are not readily marketable or are subject to restrictions on resale. The risks associated with illiquidity are particularly acute in situations where the Trust's operations require cash, such as if each Trust tenders for its Common Shares, and may result in the Trust borrowing to meet short-term cash requirements.

     Non-Diversification. Each Trust has registered as a "non-diversified" investment company under the 1940 Act so that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 50% of its total assets, it will be able to invest more than 5% (but not more than 25%) of the value of its total assets in the obligations of any single issuer. To the extent a Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     Year 2000 Compliance. Each Trust could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Eaton Vance is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by each Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to each Trust.

     In addition, it is possible that the markets for municipal securities in which each Trust invests may be detrimentally affected by computer failures throughout the financial services industry beginning on or before January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual issuers and overall economic uncertainties. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in financial statements. Accordingly, each Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of a dispute.

RATING AGENCY GUIDELINES

     Each Trust intends that, so long as APS are outstanding, the composition of its portfolio will reflect guidelines established by S&P in connection with the Trust's receipt of a rating for such shares on or prior to their Date of Original Issue of at least AAA from S&P. S&P, which is a Rating Agency, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines described below have been developed by S&P in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate Preferred Shares, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or Preferred Shares will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Trust in order to satisfy current requirements necessary for S&P to issue the above-described ratings for APS, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. See "Description of APS -- Asset Maintenance."

     Each Trust intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount. S&P has established guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy these guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value of that Trust's portfolio assets. The S&P guidelines do not impose any limitations on the percentage of Trust assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of each Trust's portfolio.

     Upon any failure to maintain the required aggregate Discounted Value, each Trust will seek to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, the APS will be subject to mandatory redemption. See "Description of APS -- Asset Maintenance" and "Description of APS -- Redemption." The APS Basic Maintenance Amount includes the sum of (i) the aggregate liquidation value of APS then outstanding and (ii) certain accrued and projected payment obligations of a Trust. See "Description of APS -- Asset Maintenance."

     Each Trust may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the APS, at any time, may change or withdraw any such rating. As set forth in the Amended By-Laws, each Trust's Board of Trustees ("Board of Trustees"), without shareholder approval, may modify certain definitions or restrictions that have been adopted by each Trust pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the APS.

     As described by S&P, a Preferred Shares rating is an assessment of the capacity and willingness of an issuer to pay Preferred Shares obligations. The ratings on the APS are not recommendations to purchase, hold or sell APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor, nor do the rating agency guidelines described above address the likelihood that a holder of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to S&P by each Trust and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information. The Common Shares have not been rated by a Rating Agency.

     S&P AAA Rating Guidelines. The Discounted Value of each Trust's S&P Eligible Assets is calculated on each Valuation Date. See "Description of APS--Asset Maintenance--APS Basic Maintenance Amount." S&P Eligible Assets include cash, Receivables for Municipal Obligations Sold (as defined below) and Municipal Obligations eligible for consideration under S&P's current guidelines. For purposes of calculating the Discounted Value of each Trust's portfolio under current S&P guidelines, the fair market value of Municipal Obligations eligible for consideration under such guidelines must be discounted by the applicable S&P Discount Factor set forth in the table below. The Discounted Value of a Municipal Obligation eligible for consideration under S&P guidelines is the fair market value thereof divided by the S&P Discount Factor. The S&P Discount Factor used to discount a particular Municipal Obligation will be determined by reference to (a) the rating by S&P on such Municipal Obligation and (b) the S&P Exposure Period. The S&P Exposure Period is the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that each Trust has to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount.

     S&P Discount Factors applicable to Municipal Obligations for a range of S&P Exposure Periods are set forth below:

CALIFORNIA TRUST

                                 S&P DISCOUNT FACTORS RATING CATEGORY
                                 -------------------------------------
        EXPOSURE PERIOD            AAA       AA         A        BBB
        ---------------            ---       --         -        ---
45 Business Days                   200%      205%      220%      260%
25 Business Days                   180       185       200       240
10 Business Days                   165       170       185       225
 7 Business Days                   160       165       180       220
 3 Business Days                   140       145       160       200

FLORIDA TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 205%  210%  225%  265%
25 Business Days                 185   190   205   245
10 Business Days                 170   175   190   230
 7 Business Days                 165   170   185   225
 3 Business Days                 145   150   165   205

MASSACHUSETTS TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 210%  215%  230%  270%
25 Business Days                 190   195   210   250
10 Business Days                 175   180   195   235
 7 Business Days                 170   175   190   230
 3 Business Days                 150   155   170   210

MICHIGAN TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 215%  220%  235%  275%
25 Business Days                 195   200   215   255
10 Business Days                 180   185   200   240
 7 Business Days                 175   180   195   235
 3 Business Days                 155   160   175   215

NEW JERSEY TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 202%  207%  222%  262%
25 Business Days                 182   187   202   242
10 Business Days                 167   172   187   227
 7 Business Days                 162   167   182   222
 3 Business Days                 142   147   162   202

NEW YORK TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 210%  215%  230%  270%
25 Business Days                 190   195   210   250
10 Business Days                 175   180   195   235
 7 Business Days                 170   175   190   230
 3 Business Days                 150   155   170   210

OHIO TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 205%  210%  225%  265%
25 Business Days                 185   190   205   245
10 Business Days                 170   175   190   230
 7 Business Days                 165   170   185   225
 3 Business Days                 145   150   165   205

PENNSYLVANIA TRUST

                                 S&P DISCOUNT FACTORS
                                    RATING CATEGORY
                                 ---------------------
        EXPOSURE PERIOD          AAA   AA     A    BBB
-------------------------------  ---   ---   ---   ---
45 Business Days                 210%  215%  230%  270%
25 Business Days                 190   195   210   250
10 Business Days                 175   180   195   235
 7 Business Days                 170   175   190   230
 3 Business Days                 150   155   170   210

     Since the S&P Exposure Period currently applicable to each Trust is three Business Days, the S&P Discount Factors currently applicable to Municipal Obligations eligible for consideration under S&P guidelines will be determined by reference to the factors set forth opposite the exposure period line entitled "3 Business Days." Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 120%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, such short-term Municipal Obligations rated by Moody's but not rated by S&P having a demand feature exercisable in 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution having a short-term rating of at least A-1+ from S&P; and further provided that such short-term Municipal Obligations rated by Moody's but not rated by S&P may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations Sold as of or prior to such Valuation Date if such receivables are due within five Business Days of such Valuation Date. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated VMIG-1 by Moody's, which do not mature or have a demand feature exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

     The S&P guidelines require certain minimum issue size and geographical diversification and impose other requirements for purposes of determining S&P Eligible Assets. In order to be considered S&P Eligible Assets, Municipal Obligations must:

          (i) be interest bearing and pay interest at least semi-annually;

          (ii) be payable with respect to principal and interest in U.S.
     dollars;

          (iii) be publicly rated BBB or higher by S&P or, except in the case of Anticipation Notes that are grant anticipation notes or bond anticipation notes, which must be rated by S&P to be included in S&P Eligible Assets, if not rated by S&P but rated by Moody's, be rated at least A by Moody's (provided that such Moody's-rated Municipal Obligations will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible Assets. For purposes of determining the S&P Discount Factors applicable to any such Moody's-rated Municipal Obligations, such Municipal Obligations will be deemed to have an S&P rating that is one full rating category lower than its Moody's rating);

          (iv) not be subject to a covered call or covered put option written by a Trust;

          (v), with respect to the California and New York Trusts, be part of an issue with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), be issued by an issuer with a total of at least $50 million of securities outstanding; and

          (vi), with respect to the Florida, Massachusetts, Michigan, New Jersey, Ohio and Pennsylvania Trusts, be (a) part of an issue with an original issue size of at least $10 million (b) part of an issue with an original issue of at least $5 million issued by an issuer with a total of at least $25 million of securities outstanding, or (c) part of an issue with an original issue size of $5 million and rated A or better by S&P; provided that the fair market value of Municipal Obligations rated A or better by S&P may not exceed 20% of a Trust's S&P Eligible Assets.

     Notwithstanding the foregoing:

          (i) Municipal Obligations of any one issuer or guarantor (excluding bond insurers) will be considered S&P Eligible Assets only to the extent the fair market value of such obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets; and

          (ii) Municipal Obligations issued by issuers in any one industry, except the utility and transportation sectors, will be considered S&P Eligible Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets; provided, however, that

             (a) the fair market value of the Municipal Obligations of each (1) electric, gas and combination issues (if the combination issue includes an electric issue) (2) water and sewer utilities and combination issues (if the combination issue does not include an electric issue) and (3) irrigation, resource recovery, solid waste, and other utilities (provided the security is rated by S&P) comprise no more than 20% of each Trust's S&P Eligible Assets, and

             (b) the fair market value of the Municipal Obligations of (1) streets and highways, toll roads, bridges and tunnels, airports and multi-purpose port authorities (multiple revenue streams generated by toll roads, air ports, real estate, bridges) issues and (2) mass transit, parking, seaports and other transportation issues comprise no more than 40% of each Trust's S&P Eligible Assets; provided that the fair market value of Municipal Obligations in subgroup (1) comprises no more than 20% of each Trust's S&P Eligible Assets.

     General Obligation Bonds of a Trust's named state may comprise up to 50% of such Trust's S&P Eligible Assets. "General Obligation Bonds" include bonds of issuers that are directly or indirectly guaranteed by the applicable state and utility issuers where the utility issuer is directly or indirectly supported by the applicable state.

     Escrow bonds (defeased bonds) may comprise 100% of a Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for Trust described above. Bonds initially rated or rerated as an escrow bond by another Rating Agency are limited to 50% of each Trusts S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another Rating Agency are assigned that same rating level as its debt issuer, and will remain in its original industry category.

     Residual interest bonds will qualify as S&P Eligible assets provided that the ratio of aggregate dollar amount of floating rate instruments to inverse floating rate instruments issued by the same issuer does not exceed a ratio of one-to-one at their time of original issuance. Leveraged residual interest bonds will not qualify as S&P Eligible Assets unless the leveraged bond has only one reset remaining before the maturity of the floater.

     Each Trust may include Municipal Obligations as S&P Eligible Assets pursuant to guidelines and restrictions to be established by S&P, provided that S&P advises the Trust in writing that such action will not adversely affect its then-current rating on the APS.

     As discussed herein, each Trust may engage in options or futures transactions. For so long as any APS are rated by S&P, each Trust will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that each Trust may purchase or sell financial futures contracts based on the Bond Buyer Municipal Bond Index (the "Municipal Index") or United States Treasury Bonds or Notes ("Treasury Bonds") and write, purchase or sell put and call options on such contracts (collectively "S&P Hedging Transactions"), subject to the following limitations:

          (i) a Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than transactions that terminate a financial futures contract or option held by the Trust by the Trust's taking an opposite position thereto ("Closing Transactions")), that would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding financial futures contracts based on the Municipal Index, (B) outstanding financial futures contracts based on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Trust's total assets divided by $1,000 or (C) outstanding financial futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded financial futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (ii) a Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) that would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding financial futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding financial futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded financial futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

          (iii) the Trust will engage in Closing Transactions to close out any outstanding financial futures contract that the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay Variation Margin on the second such Valuation Date;

          (iv) a Trust will engage in a Closing Transaction to close out any outstanding financial futures contract or option thereon in the month prior to the delivery month under the terms of such financial futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

          (v) when a Trust writes a financial futures contract or an option thereon, it will either maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P) fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of or on behalf of the Trust's broker with respect to such financial futures contract or option equals the fair market value of the financial futures contract or option, or, in the event the Trust writes a financial futures contract or option thereon that requires delivery of an underlying security, it shall hold such underlying security in its portfolio.

     For purposes of determining whether each Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the APS Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of Initial Margin or Variation Margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on the Municipal Index that are owned by the Trust plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding financial futures contracts based on Treasury Bonds which contracts are owned by the Trust.

     For so long as the APS are rated by S&P, each Trust, unless it has received written confirmation from S&P that such action would not impair the ratings then assigned to the APS by S&P will not (i) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings under any circumstances shall be limited to the lesser of $10 million and an amount equal to 5% of the fair market value of the Trust's assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not be extended or renewed and shall not cause the aggregate Discounted Value of S&P Eligible Assets to be less than the APS Basic Maintenance Amount), (ii) engage in short sales of securities, (iii) lend any securities, (iv) issue any class or series of stock ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust, (v) reissue any APS previously purchased or redeemed by the Trust, (vi) merge or consolidate into or with any other corporation or entity, (vii) change the Trust's pricing service or (vii) engage in reverse repurchase agreements.

     For so long as the APS are rated by S&P, each Trust will not purchase or sell financial futures contracts, write, purchase or sell options on financial futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the APS by S&P, except that each Trust may engage in S&P Hedging Transactions subject to the limitations described herein. See "Investment Objective and Policies--Rating Agency Guidelines" and "--Options and Futures Transactions."

RISKS OF INVESTING IN APS

     There are a number of specific factors investors in the APS should consider:

     - The credit ratings of the APS could be reduced while an investor holds the APS.

     - Neither Broker-Dealers nor a Trust are obligated to purchase the APS in an Auction or otherwise nor is a Trust required to redeem the APS in the event of a failed Auction.

     - If in an Auction for the APS Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Applicable Rate, and in such event, Beneficial Owners that have submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, the APS subject to such Sell Orders. Thus, under certain circumstances, Beneficial Owners may not have liquidity of investment.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

     Each Trust's Agreement and Declaration of Trust ("Declaration of Trust") includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Trust or to change the composition of its Board of Trustees. See "Description of Capital Stock--Certain Provisions of the Declaration of Trust."

                               DESCRIPTION OF APS

     The APS will be Preferred Shares of each respective Trust that entitle their holders to receive dividends when, as and if declared by the Board of Trustees, out of funds legally available therefor, at a rate per annum that may vary for the successive Dividend Periods for each such series. After the Initial Dividend Period, each

Subsequent Dividend Period for the APS generally will be a 7-Day Dividend Period; provided, however, that prior to any Auction, each Trust may elect, subject to certain limitations described herein, upon giving notice to holders thereof, a Special Dividend Period. The Applicable Rate for a particular Dividend Period will be determined by an Auction conducted on the Business Day before the start of such Dividend Period. Beneficial Owners and Potential Beneficial Owners of the APS may participate in Auctions therefor, although, except in the case of a Special Dividend Period, Beneficial Owners desiring to continue to hold all of their APS regardless of the Applicable Rate resulting from Auctions need not participate. For an explanation of Auctions and the method of determining the Applicable Rate, see "Description of APS -- The Auction."

     Except as otherwise required by law or unless there is no Securities Depository, all outstanding APS will be represented by one or more certificates registered in the name of the nominee of the Securities Depository (initially expected to be Cede & Co.), and no person acquiring APS will be entitled to receive a certificate representing such shares. See Appendix D to the Statement of Additional Information (Auction Procedures). As a result, the nominee of the Securities Depository is expected to be the sole holder of record of the APS. Accordingly, each purchaser of APS must rely on (i) the procedures of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to receive dividends, distributions and notices and to exercise voting rights (if and when applicable) and (ii) the records of the Securities Depository and, if such purchaser is not a member of the Securities Depository, such purchaser's Agent Member, to evidence its beneficial ownership of the APS.

     When issued and sold, the APS will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) and will be fully paid and non-assessable. See "Description of APS -- Liquidation Rights." The APS will not be convertible into Common Shares or other capital stock of a Trust, and the holders thereof will have no preemptive rights. The APS will not be subject to any sinking fund but will be subject to redemption at the option of a Trust at the Optional Redemption Price on any Dividend Payment Date for such series (except during the Initial Dividend Period and during a Non-Call Period) and, in certain circumstances, will be subject to mandatory redemption by the Trust at the Mandatory Redemption Price stated herein. See "Description of
APS -- Redemption."

     In addition to serving as the Auction Agent in connection with the Auction Procedures described below, Bankers Trust Corporation ("Bankers Trust") will be the transfer agent, registrar, dividend disbursing agent and redemption agent for the APS. The Auction Agent, however, will serve merely as the agent of each Trust, acting in accordance with each Trust's instructions, and will not be responsible for any evaluation or verification of any matters certified to it.

     Except in an Auction, each Trust will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any APS so long as the Trust is current in the payment of dividends on APS and on any other shares of beneficial interest of the Trust ranking on a parity with the APS with respect to the payment of dividends or upon liquidation.

     The following is a brief description of the terms of the APS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to each Trust's Declaration of Trust and Amended By-Laws, including the provisions thereof establishing the APS. Each Trust's Declaration of Trust and the form of Amended By-Laws establishing the terms of the APS have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

THE AUCTION

     General. Holders of the APS will be entitled to receive cumulative cash dividends on their shares when, as and if declared by the Board of Trustees of each Trust, out of the funds legally available therefor, on the Initial Dividend Payment Date with respect to the Initial Dividend Period and, thereafter, on each Dividend Payment Date with respect to a Subsequent Dividend Period (generally a period of seven days subject to certain exceptions set forth under "Description of APS -- Dividends -- General") at the rate per annum equal to the Applicable Rate for each such Dividend Period.

     The provisions of the Amended By-Laws establishing the terms of the APS offered hereby will provide that the Applicable Rate for each Dividend Period after the Initial Dividend Period therefor will be equal to the rate per annum that the Auction Agent advises has resulted on the Business Day preceding the first day of such Dividend Period due to implementation of the auction procedures set forth in the Amended By-Laws (the "Auction Procedures") in which persons determine to hold or offer to purchase or sell the APS. The Auction Procedures are attached as Appendix D to the Statement of Additional Information. Each periodic operation of such procedures with respect to the APS is referred to hereinafter as an "Auction." If, however, a Trust should fail to pay or duly provide for the full amount of any dividend on or the redemption price of the APS called for redemption, the Applicable Rate for the APS will be determined as set forth under "Description of APS -- Dividends -- Determination of Dividend Rate."

     Auction Agent Agreement. Each Trust will enter into an agreement (the "Auction Agent Agreement") with Bankers Trust (together with any successor bank or trust company or other entity entering into a similar agreement with this Trust, the "Auction Agent"), which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate for the APS. Each Trust will pay the Auction Agent compensation for its services under the Auction Agent Agreement.

     The Auction Agent will act as agent for each Trust in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered or omitted, or for any error of judgment made, by it in the performance of its duties under the Auction Agent Agreement, and will not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts. Pursuant to the Auction Agent Agreement, each Trust is required to indemnify the Auction Agent for certain losses and liabilities incurred by the Auction Agent without negligence or bad faith on its part in connection with the performance of its duties under such agreement.

     The Auction Agent may terminate the Auction Agent Agreement upon notice to a Trust, which termination may be no earlier than 60 days following delivery of such notice. If the Auction Agent resigns, a Trust will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agent Agreement. Each Trust may terminate the Auction Agent Agreement, provided that prior to such termination the Trust shall have entered into such an agreement with respect thereto with a successor Auction Agent.

     Broker-Dealer Agreements. The Auctions require the participation of one or more broker-dealers. The Auction Agent will enter into agreements with PaineWebber Incorporated, Prudential Securities, Salomon Smith Barney Inc. and A.G. Edwards & Sons, Inc., and may enter into similar agreements (collectively, the "Broker-Dealer Agreements") with one or more other broker-dealers (collectively, the "Broker-Dealers") selected by each Trust, which provide for the participation of such Broker-Dealers in Auctions. A Broker-Dealer Agreement may be terminated by the Auction Agent or a Broker-Dealer on five days' notice to the other party, provided that the Broker-Dealer Agreement with PaineWebber Incorporated, Prudential Securities, Salomon Smith Barney Inc. and A.G. Edwards & Sons, Inc. may not be terminated without the prior written consent of a Trust, which consent may not be unreasonably withheld.

     Securities Depository. The Depository Trust Company initially will act as the Securities Depository for the Agent Members with respect to the APS. One or more registered certificates for all of the shares of each series of APS initially will be registered in the name of Cede & Co., as nominee of the Securities Depository. The certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of the APS contained in the Amended By-Laws. Cede & Co. initially will be the holder of record of all APS, and Beneficial Owners will not be entitled to receive certificates representing their ownership interest in such shares. See Appendix D (Auction Procedures) to the Statement of Additional Information. The Securities Depository will maintain lists of its participants and will maintain the positions (ownership interests) of the APS held by each Agent Member, whether as the Beneficial Owner thereof for its own account or as nominee for the Beneficial Owner thereof. Payments made by each Trust to holders of APS will be duly made by making payments to the nominee of the Securities Depository.

     Auction Procedures. The following is a brief summary of the procedures to be used in conducting Auctions. This summary is qualified by reference to the Auction Procedures set forth in Appendix D to the

Statement of Additional Information. The Settlement Procedures to be used with respect to Auctions are set forth in Appendix C to the Statement of Additional Information.

     Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends. An Auction to determine the Applicable Rate for the APS offered hereby for each Dividend Period for such shares (other than the Initial Dividend Period therefor) will be held on the last Business Day preceding the first day of such Dividend Period, which first day is also the Dividend Payment Date for the preceding Dividend Period (the date of each Auction being referred to herein as an "Auction Date"). Auctions for the APS for Dividend Periods after the Initial Dividend Period normally will be held with respect to a Trust on every day set forth below after the preceding Dividend Payment Date, and each subsequent Dividend Period normally will begin on the following day set forth below (also a Dividend Payment Date):

                                                                  DIVIDEND PERIOD
                                                   AUCTION DAY     BEGINNING DAY
                                                   -----------    ---------------
California Trust.................................  Friday         Monday
Florida Trust....................................  Wednesday      Thursday
Massachusetts Trust..............................  Monday         Tuesday
Michigan Trust...................................  Wednesday      Thursday
New Jersey Trust.................................  Friday         Monday
New York Trust...................................  Thursday       Friday
Ohio Trust.......................................  Tuesday        Wednesday
Pennsylvania Trust...............................  Monday         Tuesday

The Auction Date and the first day of the related Dividend Period (both of which must be Business Days) need not be consecutive calendar days. See "Description of APS -- Dividends" for information concerning the circumstances under which a Dividend Payment Date may fall on a date other than the days specified above, which may affect the Auction Date.

     Except as noted below, whenever a Trust intends to include any net capital gains or other income subject to federal income tax or relevant state taxes ("taxable income") in any dividend on the APS, the Trust will notify the Auction Agent of the amount to be so included at least five Business Days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from a Trust, in turn it will notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its customers who are Beneficial Owners and Potential Beneficial Owners believed to be interested in submitting an Order in the Auction to be held on such Auction Date. Each Trust also may include such income in a dividend on the APS without giving advance notice thereof if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend; provided that each Trust will notify the Auction Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date. See "Description of APS -- Dividends -- Additional Dividends."

     Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders. On or prior to each Auction Date:

          (a) each Beneficial Owner may submit to its Broker-Dealer by telephone a:

             (i) Hold Order -- indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next Dividend Period for such shares;

             (ii) Bid -- indicating the number of outstanding APS, if any, that such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rate per annum then specified by such Beneficial Owner; and/or

             (iii) Sell Order -- indicating the number of outstanding APS, if any, that such Beneficial Owner offers to sell without regard to the Applicable Rate for the next Dividend Period for such shares; and

          (b) Broker-Dealers will contact customers who are Potential Beneficial Owners of APS to determine whether such Potential Beneficial Owners desire to submit Bids indicating the number of APS which they offer to purchase provided that the Applicable Rate for the next Dividend Period for such shares is not less than the rates per annum specified in such Bids.

     The communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer and the communication by a Broker-Dealer, whether or not acting for its own account, to the Auction Agent of the foregoing information is hereinafter referred to as an "Order" and collectively as "Orders." A Beneficial Owner or a Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder" and collectively as "Bidders." Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

     In an Auction, a Beneficial Owner may submit different types of Orders with respect to APS then held by such Beneficial Owner, as well as Bids for additional APS. For information concerning the priority given to different types of Orders placed by Beneficial Owners, see "Submission of Orders by Broker-Dealers to Auction Agent" below.

     The Maximum Applicable Rate for the APS will be the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Applicable Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent. The Auction Agent will not round the applicable Reference Rate as part of its calculation of the Maximum Applicable Rate.

     The Maximum Applicable Rate for the APS will depend on the credit rating or ratings assigned to such shares. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS as follows:

                                             PERCENTAGE OF     APPLICABLE PERCENTAGE OF
                                            REFERENCE RATE-        REFERENCE RATE-
            S&P CREDIT RATINGS              NO NOTIFICATION          NOTIFICATION
            ------------------              ---------------    ------------------------
AA- or higher.............................        110%                   150%
A- to A+..................................        125                    160
BBB- to BBB+..............................        150                    250
Below BBB-................................        200                    275

     There is no minimum Applicable Rate in respect of any Dividend Period.

     Each Trust will take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, the Underwriters or their affiliates and successors, after consultation with a Trust, will select another Rating Agency (a "Substitute Rating Agency") to act as a Substitute Rating Agency.

     Any Bid by a Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will be treated as a Sell Order, and any Bid by a Potential Beneficial Owner specifying a rate per annum higher than the Maximum Applicable Rate will not be considered. See "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares."

     Neither a Trust nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. A Broker-Dealer also may hold APS in its own account as a Beneficial Owner. A Broker-Dealer thus may submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of a Beneficial Owner or a Potential Beneficial Owner will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or a Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of any APS held by it or its customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of APS held by it, as described in the next paragraph. Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented thereby. For information concerning the priority given to different types of Orders placed by Existing Holders, see "Submission of Orders by Broker-Dealers to Auction Agent." Each purchase or sale in an Auction will be settled on the Business Day next succeeding the Auction Date at a price per share equal to $25,000. See "Notification of Results; Settlement."

     If one or more Orders covering in the aggregate all of the outstanding APS held by a Beneficial Owner are not submitted to the Auction Agent prior to the Submission Deadline, either because a Broker-Dealer failed to contact such Beneficial Owner or otherwise, the Auction Agent shall deem a Hold Order (in the case of an Auction relating to a Dividend Period of 91 days or less) and a Sell Order (in the case of an Auction relating to a Special Dividend Period of longer than 91 days) to have been submitted on behalf of such Beneficial Owner covering the number of outstanding the APS held by such Beneficial Owner and not subject to Orders submitted to the Auction Agent.

     If all of the outstanding APS are subject to Submitted Hold Orders, the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period, and the Applicable Rate for the next Dividend Period for all the APS will be 40% of the Reference Rate on the date of the applicable Auction (or 60% of such rate if a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS).

     For the purposes of an Auction, the APS for which each Trust shall have given notice of redemption and deposited moneys therefor with the Auction Agent in trust or segregated in an account at a Trust's custodian bank for the benefit of the Auction Agent, as set forth under "Description of APS -- Redemption," will not be considered as outstanding and will not be included in such Auction. Pursuant to the Amended By-Laws of the Trust, each Trust will be prohibited from reissuing and its affiliates (other than the Underwriter) will be prohibited from transferring (other than to a Trust) any APS they may acquire. Neither a Trust nor any affiliate of the Trust (other than the Underwriter) may submit an Order in any Auction, except that an affiliate of the Trust that is a Broker-Dealer may submit an Order.

     Submission of Orders by Broker-Dealers to Auction Agent. Prior to 1:00 p.m., New York City time, on each Auction Date, or such other time on the Auction Date as may be specified by the Auction Agent (the "Submission Deadline"), each Broker-Dealer will submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date, designating itself (unless otherwise permitted by a Trust) as the Existing Holder or Potential Holder in respect of the APS subject to such Orders. Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

     If the rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent will round such rate per annum up to the next highest one-thousandth (.001) of 1%. If one or more Orders of an Existing Holder are submitted to the Auction Agent and such Orders cover in the aggregate more than the number of outstanding APS held by such Existing Holder, such Orders will be considered valid in the following order of priority:

          (i) any Hold Order will be considered valid up to and including the number of outstanding APS held by such Existing Holder, provided that if more than one Hold Order is submitted by such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders will be reduced pro rata so that such Hold Orders, in the aggregate, will cover exactly the number of outstanding APS held by such Existing Holder;

          (ii) any Bids will be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted by such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of outstanding APS subject to any Hold Order referred to in clause (i) above (and if more than one Bid submitted by such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of clause (i) above and of the foregoing portion of this clause (ii) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids will be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of outstanding shares); and the number of outstanding shares, if any, subject to Bids not valid under this clause
     (ii) shall be treated as the subject of a Bid by a Potential Holder; and

          (iii) any Sell Order will be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the sum of the number of APS subject to Hold Orders referred to in clause
     (i) above and the number of APS subject to valid Bids by such Existing Holder referred to in clause (ii) above; provided that, if more than one Sell Order is submitted by any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders will be reduced pro rata so that such Sell Orders, in the aggregate, will cover exactly the number of APS equal to such excess.

     If more than one Bid of any Potential Holder is submitted in any Auction, each Bid submitted in such Auction will be considered a separate Bid with the rate per annum and number of APS therein specified.

     Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate. Not earlier than the Submission Deadline for each Auction, the Auction Agent will assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such "Hold Order," "Bid" or "Sell Order" as submitted or deemed submitted by a Broker-Dealer hereinafter being referred to as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and will determine the excess of the number of outstanding APS over the number of outstanding APS subject to Submitted Hold Orders (such excess being referred to as the "Available APS") and whether Sufficient Clearing Bids have been made in such Auction. Sufficient Clearing Bids will have been made if the number of outstanding APS that are the subject of Submitted Bids of Potential Holders with rates per annum not higher than the Maximum Applicable Rate equals or exceeds the number of outstanding shares that are the subject of Submitted Sell Orders (including the number of shares subject to Bids of Existing Holders specifying rates per annum higher than the Maximum Applicable Rate). If Sufficient Clearing Bids have been made, the Auction Agent will determine the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") which would result in the number of shares subject to Submitted Bids specifying such rate per annum or a lower rate per annum being at least equal to the Available APS. If Sufficient Clearing Bids have been made, the Winning Bid Rate will be the Applicable Rate for the next Dividend Period for the APS then outstanding. If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders), the Dividend Period next following the Auction automatically will be a 7-Day Dividend Period, and the Applicable Rate for such Dividend Period will be equal to the Maximum Applicable Rate.

     If Sufficient Clearing Bids have not been made, Beneficial Owners that have Submitted Sell Orders will not be able to sell in the Auction all, and may not be able to sell any, the APS subject to such Submitted Sell Orders. See "Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares." Thus, under some circumstances, Beneficial Owners may not have liquidity of investment.

     Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Based on the determinations described under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate" and subject to the discretion of the Auction Agent to round as described below, Submitted Bids and Submitted Sell Orders will be accepted or rejected in the order of priority set forth in the Auction Procedures with the result that Existing Holders and Potential Holders of APS will sell, continue to hold and/or purchase APS as set forth below. Existing Holders that submit or are deemed to have submitted Hold Orders will continue to hold the APS subject to such Hold Orders.

     If Sufficient Clearing Bids have been made:

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Winning Bid Rate or a Submitted Sell Order will sell the outstanding APS subject to such Submitted Bid or Submitted Sell Order;

          (b) each Existing Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bid;

          (c) each Potential Holder that placed a Submitted Bid specifying a rate per annum lower than the Winning Bid Rate will purchase the number of APS subject to such Submitted Bid;

          (d) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will continue to hold the outstanding APS subject to such Submitted Bids, unless the number of outstanding APS subject to all such Submitted Bids of Existing Holders is greater than the excess of the Available APS over the number of APS accounted for in clauses (b) and (c) above, in which event each Existing Holder with such a Submitted Bid will sell a number of outstanding APS determined on a pro rata basis based on the number of outstanding APS subject to all such Submitted Bids of such Existing Holders; and

          (e) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to the Winning Bid Rate will purchase any Available APS not accounted for in clause (b), (c) or (d) above on a pro rata basis based on the APS subject to all such Submitted Bids of Potential Holders.

     If Sufficient Clearing Bids have not been made (other than because all outstanding APS are the subject of Submitted Hold Orders):

          (a) each Existing Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will continue to hold the outstanding APS subject to such Submitted Bid;

          (b) each Potential Holder that placed a Submitted Bid specifying a rate per annum equal to or lower than the Maximum Applicable Rate will purchase the number of APS subject to such Submitted Bid; and

          (c) each Existing Holder that placed a Submitted Bid specifying a rate per annum higher than the Maximum Applicable Rate or a Submitted Sell Order will sell a number of outstanding APS determined on a pro rata basis based on the outstanding APS subject to all such Submitted Bids and Submitted Sell Orders. If as a result of the Auction Procedures described above any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will round up or down the number of APS being sold or purchased on such Auction Date so that each share sold or purchased by each Existing Holder or Potential Holder will be a whole APS. If any Potential Holder would be entitled or required to purchase less than a whole APS, the Auction Agent, in such manner as, in its sole discretion, it shall determine, will allocate APS for purchase among Potential Holders so that only whole APS are purchased by any such Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS.

     Notification of Results; Settlement. The Auction Agent will advise each Broker-Dealer who submitted a Bid or Sell Order in an Auction whether such Bid or Sell Order was accepted or rejected in whole or in part and of the Applicable Rate for the next Dividend Period for the related APS by telephone at approximately 3:00 p.m., New York City time, on the Auction Date for such Auction. Each such Broker-Dealer that submitted an Order for the account of a customer then will advise such customer whether such Bid or Sell

Order was accepted or rejected, will confirm purchases and sales with each customer purchasing or selling APS as a result of the Auction and will advise each customer purchasing or selling APS to give instructions to its Agent Member of the Securities Depository to pay the purchase price against delivery of such shares or to deliver such shares against payment therefor as appropriate. If a customer selling APS as a result of an Auction shall fail to instruct its Agent Member to deliver such shares, the Broker-Dealer that submitted such customer's Bid or Sell Order will instruct such Agent Member to deliver such shares against payment therefor. Each Broker-Dealer that submitted a Hold Order in an Auction on behalf of a customer also will advise such customer of the Applicable Rate for the next Dividend Period for the APS. The Auction Agent will record each transfer of APS on the record book of Existing Holders to be maintained by the Auction Agent.

     In accordance with the Securities Depository's normal procedures, on the day after each Auction Date, the transactions described above will be executed through the Securities Depository, and the accounts of the respective Agent Members at the Securities Depository will be debited and credited as necessary to effect the purchases and sales of APS as determined in such Auction. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery through their Agent Members; the Securities Depository will make payment in accordance with its normal procedures, which now provide for payment in same-day funds. If the procedures of the Securities Depository applicable to APS shall be changed to provide for payment in next-day funds, then purchasers may be required to make payment in next-day funds. If the certificates for the APS are not held by the Securities Depository or its nominee, payment will be made in same-day funds to the Auction Agent against delivery of such certificates.

     If any Existing Holder selling APS in an Auction fails to deliver such shares, the Broker-Dealer of any person that was to have purchased APS in such Auction may deliver to such person a number of whole APS that is less than the number of shares that otherwise was to be purchased by such person. In such event, the number of APS to be so delivered will be determined by such Broker-Dealer. Delivery of such lesser number of shares will constitute good delivery. Each Broker-Dealer Agreement also will provide that neither a Trust nor the Auction Agent will have responsibility or liability with respect to the failure of a Potential Beneficial Owner, Beneficial Owner or their respective Agent Members to deliver APS or to pay for APS purchased or sold pursuant to an Auction or otherwise.

BROKER-DEALERS

     The Auction Agent after each Auction will pay a service charge from funds provided by each Trust to each Broker-Dealer on the basis of the purchase price of APS placed by such Broker-Dealer at such Auction. The service charge (i) for any 7-Day Dividend Period shall be payable at the annual rate of 0.25% of the purchase price of the APS placed by such Broker-Dealer in any such Auction and
(ii) for any Special Dividend Period shall be determined by mutual consent of a Trust and any such Broker-Dealer or Broker-Dealers and shall be based upon a selling concession that would be applicable to an underwriting of fixed or variable rate preferred shares with a similar final maturity or variable rate dividend period, respectively, at the commencement of the Dividend Period with respect to such Auction. For the purposes of the preceding sentence, the APS will be placed by a Broker-Dealer if such shares were (i) the subject of Hold Orders deemed to have been made by Beneficial Owners that were acquired by such Beneficial Owners through such Broker-Dealer or (ii) the subject of the following Orders submitted by such Broker-Dealer: (A) a Submitted Bid of a Beneficial Owner that resulted in such Beneficial Owner continuing to hold such shares as a result of the Auction, (B) a Submitted Bid of a Potential Beneficial Owner that resulted in such Potential Beneficial Owner purchasing such shares as a result of the Auction or (C) a Submitted Hold Order.

     The Broker-Dealer Agreements provide that a Broker-Dealer may submit Orders in Auctions for its own account, unless a Trust notifies all Broker-Dealers that they no longer may do so; provided that Broker-Dealers may continue to submit Hold Orders and Sell Orders. If a Broker-Dealer submits an Order for its own account in any Auction of APS, it may have knowledge of Orders placed through it in that Auction and therefore have an advantage over other Bidders, but such Broker-Dealer would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions; however, they have no obligation to do so and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with a liquid trading market (i.e., trading will depend on the presence of willing buyers and sellers and the trading price is subject to variables to be determined at the time of the trade by the Broker-Dealers). The APS will not be registered on any stock exchange or on any automated quotation system. An increase in the level of interest rates, particularly during any Long-Term Dividend Period, likely will have an adverse effect on the secondary market price of the APS, and a selling shareholder may sell APS between Auctions at a price per share of less than $25,000.

DIVIDENDS

     General. The holders of the APS of a Trust will be entitled to receive, when, as and if declared by that Trust's Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their APS, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the dates set forth below. Dividends on the APS of a Trust so declared and payable shall be paid (i) in preference to and in priority over any dividends so declared and payable on that Trust's Common Shares and (ii) to the extent permitted under the Code and available, out of the net tax-exempt income earned on that Trust's investments. Dividends on the APS, to the extent that they are derived from Municipal Obligations, generally will be exempt from federal income tax though some or all of those dividends may be a tax preference item for purposes of the federal alternative minimum tax ("Preference Item"), and relevant state taxes. See "Taxes."

     Dividends on the APS will accumulate from the date on which a Trust originally issues the APS (the "Date of Original Issue") and will be payable on the APS on the dates described below. Dividends on the APS with respect to the Initial Dividend Period shall be payable on the Initial Dividend Payment Date. Following the Initial Dividend Payment Date, dividends on the APS will be payable, at the option of each Trust, either (i) with respect to any 7-Day Dividend Period and any Short Term Dividend Period of 35 or fewer days, on the day next succeeding the last day thereof or (ii) with respect to any Short Term Dividend Period of more than 35 days and with respect to any Long Term Dividend Period, monthly on the first Business Day of each calendar month during such Short Term Dividend Period or Long Term Dividend Period and on the day next succeeding the last day thereof (each such date referred to in clause (i) or (ii) being referred to herein as a "Normal Dividend Payment Date"), except that if such Normal Dividend Payment Date is not a Business Day, the Dividend Payment Date shall be the first Business Day next succeeding such Normal Dividend Payment Date. Although any particular Dividend Payment Date may not occur on the originally scheduled date because of the exceptions discussed above, the next succeeding Dividend Payment Date, subject to such exceptions, will occur on the next following originally scheduled date. If for any reason a Dividend Payment Date cannot be fixed as described above, then the Board of Trustees shall fix the Dividend Payment Date. The Board of Trustees by resolution prior to authorization of a dividend by the Board of Trustees may change a Dividend Payment Date if such change does not adversely affect the contract rights of the holders of APS set forth in the Charter. The Initial Dividend Period, 7-Day Dividend Periods and Special Dividend Periods are hereinafter sometimes referred to as "Dividend Periods." Each dividend payment date determined as provided above is hereinafter referred to as a "Dividend Payment Date."

     Prior to each Dividend Payment Date, each Trust is required to deposit with the Auction Agent sufficient funds for the payment of declared dividends. Each Trust does not intend to establish any reserves for the payment of dividends.

     Each dividend will be paid to the record holder of the APS, which holder is expected to be the nominee of the Securities Depository. See "Description of APS--The Auction--Securities Depository." The Securities Depository will credit the accounts of the Agent Members of the Existing Holders in accordance with the Securities Depository's normal procedures which provide for payment in same-day funds. The Agent Member of an Existing Holder will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such Existing Holder in accordance with the instructions of such Existing Holder. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the nominee of the Securities Depository. Any dividend payment made on the

APS first shall be credited against the earliest declared but unpaid dividends accumulated with respect to such shares.

     Holders of the APS will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends except as described under "Additional Dividends" and "Non-Payment Period; Late Charge" below. No interest will be payable in respect of any dividend payment or payments on the APS which may be in arrears.

     The amount of cash dividends per share of APS payable (if declared) on the Initial Dividend Payment Date, each 7-Day Dividend Period and each Dividend Payment Date of each Short Term Dividend Period shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be the number of days in such Dividend Period or part thereof that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Long Term Dividend Period, the amount of cash dividends per share of APS payable (if declared) on any Dividend Payment Date shall be computed by multiplying the Applicable Rate for such Dividend Period by a fraction, the numerator of which will be such number of days in such part of such Dividend Period that such share was outstanding and for which dividends are payable on such Dividend Payment Date and the denominator of which will be 360, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent.

     Notification of Dividend Period. With respect to each Dividend Period that is a Special Dividend Period, each Trust, at its sole option and to the extent permitted by law, by telephonic and written notice (a "Request for Special Dividend Period") to the Auction Agent and to each Broker-Dealer, may request that the next succeeding Dividend Period for the APS will be a number of days (other than seven), evenly divisible by seven, and not fewer than seven nor more than 364 in the case of a Short Term Dividend Period or one whole year or more but not greater than five years in the case of a Long Term Dividend Period, specified in such notice, provided that a Trust may not give a Request for Special Dividend Period (and any such request shall be null and void) unless, for any Auction occurring after the initial Auction, Sufficient Clearing Bids were made in the last occurring Auction and unless full cumulative dividends, any amounts due with respect to redemptions, and any Additional Dividends payable prior to such date have been paid in full. Such Request for Special Dividend Period, in the case of a Short Term Dividend Period, shall be given on or prior to the second Business Day but not more than seven Business Days prior to an Auction Date for the APS and, in the case of a Long Term Dividend Period, shall be given on or prior to the second Business Day but not more than 28 days prior to an Auction Date for the APS. Upon receiving such Request for Special Dividend Period, the Broker-Dealers jointly shall determine whether, given the factors set forth below, it is advisable that a Trust issue a Notice of Special Dividend Period as contemplated by such Request for Special Dividend Period and the Optional Redemption Price of the APS during such Special Dividend Period and the Specific Redemption Provisions and shall give each Trust and the Auction Agent written notice (a "Response") of such determination by no later than the second Business Day prior to such Auction Date. In making such determination, the Broker-Dealers will consider (i) existing short-term and long-term market rates and indices of such short-term and long-term rates, (ii) existing market supply and demand for short-term and long-term securities, (iii) existing yield curves for short-term and long-term securities comparable to the APS, (iv) industry and financial conditions which may affect the APS, (v) the investment objective of a Trust and (vi) the Dividend Periods and dividend rates at which current and potential beneficial holders of the APS would remain or become beneficial holders.

     If the Broker-Dealers shall not give a Trust and the Auction Agent a Response by such second Business Day or if the Response states that given the factors set forth above it is not advisable that the Trust give a Notice of Special Dividend Period for the APS, the Trust may not give a Notice of Special Dividend Period in respect of such Request for Special Dividend Period. In the event the Response indicates that it is advisable that a Trust give a Notice of Special Dividend Period for the APS, the Trust, by no later than the second Business Day prior to such Auction Date, may give a notice (a "Notice of Special Dividend Period") to the Auction Agent, the Securities Depository and each Broker-Dealer, which notice will specify (i) the duration of the Special Dividend Period, (ii) the Optional Redemption Price as specified in the related Response and

(iii) the Specific Redemption Provisions, if any, as specified in the related Response. Each Trust also shall provide a copy of such Notice of Special Dividend Period to S&P. A Trust shall not give a Notice of Special Dividend Period, and, if such Notice of Special Dividend Period shall have been given already, shall give telephonic and written notice of its revocation (a "Notice of Revocation") to the Auction Agent, each Broker-Dealer, and the Securities Depository on or prior to the Business Day prior to the relevant Auction Date if
(x) either the 1940 Act APS Asset Coverage is not satisfied or the Trust shall fail to maintain S&P Eligible Assets with an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount, on each of the two Valuation Dates immediately preceding the Business Day prior to the relevant Auction Date on an actual basis and on a pro forma basis giving effect to the proposed Special Dividend Period (using as a pro forma dividend rate with respect to such Special Dividend Period the dividend rate which the Broker-Dealers shall advise a Trust is an approximately equal rate for securities similar to the APS with an equal dividend period), (y) sufficient funds for the payment of dividends payable on the immediately succeeding Dividend Payment Date have not been irrevocably deposited with the Auction Agent by the close of business on the third Business Day preceding the related Auction Date or (z) the Broker-Dealers jointly advise a Trust that, after consideration of the factors listed above, they have concluded that it is advisable to give a Notice of Revocation. Each Trust also shall provide a copy of such Notice of Revocation to S&P. If a Trust is prohibited from giving a Notice of Special Dividend Period as a result of the factors enumerated in clause (x), (y) or (z) above or if the Trust gives a Notice of Revocation with respect to a Notice of Special Dividend Period, the next succeeding Dividend Period for that series will be a 7-Day Dividend Period. In addition, in the event Sufficient Clearing Bids are not made in any Auction or an Auction is not held for any reason, the next succeeding Dividend Period will be a 7-Day Dividend Period, and the Trust may not again give a Notice of Special Dividend Period (and any such attempted notice shall be null and void) until Sufficient Clearing Bids have been made in an Auction with respect to a 7-Day Dividend Period.

     Determination of Dividend Rate. The dividend rate on the APS during the period from and including the Date of Original Issue for the APS to but excluding the Initial Dividend Payment Date for the APS (the "Initial Dividend Period") will be the rate per annum set forth on the inside cover page hereof. Commencing on the Initial Dividend Payment Date for the APS, the Applicable Rate on the APS for each Subsequent Dividend Period, which Subsequent Dividend Period shall be a period commencing on and including a Dividend Payment Date and ending on and including the calendar day prior to the next Dividend Payment Date (or last Dividend Payment Date in a Dividend Period if there is more than one Dividend Payment Date), shall be equal to the rate per annum that results from the Auction with respect to such Subsequent Dividend Period. The Initial Dividend Period and Subsequent Dividend Period for the APS is referred to herein as a "Dividend Period." Cash dividends shall be calculated as set forth above under "Dividends--General."

     Non-Payment Period; Late Charge. A Non-Payment Period will commence if a Trust fails to (i) declare, prior to the close of business on the second Business Day preceding any Dividend Payment Date, for payment on or (to the extent permitted as described below) within three Business Days after such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date, the full amount of any dividend on the APS payable on such Dividend Payment Date or
(ii) deposit, irrevocably in trust, in same-day funds, with the Auction Agent by 12:00 noon, New York City time, (A) on such Dividend Payment Date the full amount of any cash dividend on such shares (if declared) payable on such Dividend Payment Date or (B) on any redemption date for the APS called for redemption, the Mandatory Redemption Price per share of such APS or, in the case of an optional redemption, the Optional Redemption Price per share. Such Non-Payment Period will consist of the period commencing on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which, by 12:00 noon, New York City time, all unpaid cash dividends and unpaid redemption prices shall have been so deposited or otherwise shall have been made available to the applicable holders in same-day funds, provided that a Non-Payment Period for the APS will not end unless a Trust shall have given at least five days' but no more than 30 days' written notice of such deposit or availability to the Auction Agent, the Securities Depository and all holders of the APS of such series. Notwithstanding the foregoing, the failure by a Trust to deposit funds as provided for by clauses (ii) (A) or (ii) (B) above within three Business Days after any Dividend Payment Date or redemption date, as the case may be, in each case to the extent contemplated below, shall not constitute a

"Non-Payment Period." The Applicable Rate for each Dividend Period for the APS of any series, commencing during a Non-Payment Period, will be equal to the Non-Payment Period Rate; and each Dividend Period commencing after the first day of, and during, a Non-Payment Period shall be a 3-Day Dividend Period. Any dividend on the APS due on any Dividend Payment Date for such shares (if, prior to the close of business on the second Business Day preceding such Dividend Payment Date, a Trust has declared such dividend payable on such Dividend Payment Date to the persons who held such shares as of 12:00 noon, New York City time, on the Business Day preceding such Dividend Payment Date) or redemption price with respect to such shares not paid to such persons when due may be paid to such persons in the same form of funds by 12:00 noon, New York City time, on any of the first three Business Days after such Dividend Payment Date or due date, as the case may be, provided that such amount is accompanied by a late charge calculated for such period of non-payment at the Non-Payment Period Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 365. In the case of a willful failure of a Trust to pay a dividend on a Dividend Payment Date or to redeem any APS on the date set for such redemption, the preceding sentence shall not apply and the Applicable Rate for the Dividend Period commencing during the Non-Payment Period resulting from such failure shall be the Non-Payment Period Rate. For the purposes of the foregoing, payment to a person in same-day funds on any Business Day at any time will be considered equivalent to payment to that person in New York Clearing House (next-day) funds at the same time on the preceding Business Day, and any payment made after 12:00 noon, New York City time, on any Business Day shall be considered to have been made instead in the same form of funds and to the same person before 12:00 noon, New York City time, on the next Business Day. The Non-Payment Period Rate initially will be 200% of the applicable Reference Rate (or 275% of such rate if a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on the APS), provided that the Board of Trustees of a Trust shall have the authority to adjust, modify, alter or change from time to time the initial Non-Payment Period Rate if the Board of Trustees of the Trust determines and S&P (or any Substitute Rating Agency in lieu of S&P in the event such party shall not rate the APS) advises the Trust in writing that such adjustment, modification, alteration or change will not adversely affect its then-current rating on the APS.

     Restrictions on Dividends and Other Payments. Under the 1940 Act, a Trust may not declare dividends or make other distributions on Common Shares or purchase any such shares if, at the time of the declaration, distribution or purchase, as applicable (and after giving effect thereto), asset coverage (as defined in the 1940 Act) with respect to the outstanding APS would be less than 200% (or such other percentage as in the future may be required by law). Each Trust estimates that, based on the composition of its portfolio at February 19, 1999, asset coverage with respect to the APS would be at least 270% immediately after the issuance of the APS offered hereby. Under the Code, each Trust must, among other things, distribute each year at least 90% of the sum of its net tax-exempt income and investment company taxable income in order to maintain its qualification for tax treatment as a regulated investment company. The foregoing limitations on dividends, other distributions and purchases in certain circumstances may impair a Trust's ability to maintain such qualification. See "Taxes."

     Upon any failure to pay dividends on the APS for two years or more, the holders of the APS will acquire certain additional voting rights. See "Voting Rights" below.

     For so long as any APS are outstanding, a Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other stock, if any, ranking junior to the APS as to dividends or upon liquidation) in respect of Common Shares or any other stock of the Trust ranking junior to or on a parity with the APS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or shares of any other such junior stock (except by conversion into or exchange for stock of the Trust ranking junior to APS as to dividends and upon liquidation) or any such parity stock (except by conversion into or exchange for stock of the Trust ranking junior to or on a parity with APS as to dividends and upon liquidation), unless (A) immediately after such transaction, the Trust would have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS

Basic Maintenance Amount, and the 1940 Act APS Asset Coverage (see "Asset Maintenance" and "Redemption" below) would be satisfied, (B) full cumulative dividends on the APS due on or prior to the date of the transaction have been declared and paid or shall have been declared and sufficient Trusts for the payment thereof deposited with the Auction Agent, (C) any Additional Dividend required to be paid on or before the date of such declaration or payment has been paid and (D) the Trust has redeemed the full number of APS required to be redeemed by any provision for mandatory redemption contained in the Amended By-Laws.

     Additional Dividends. If a Trust retroactively allocates any net capital gains or other taxable income to the APS without having given advance notice thereof to the Auction Agent as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Trust, within 90 days (and generally within 60 days) after the end of the Trust's fiscal year for which a Retroactive Taxable Allocation is made, will provide notice thereof to the Auction Agent and to each holder of APS (initially Cede & Co. as nominee of the Securities Depository) during such fiscal year at such holder's address as the same appears or last appeared on the stock books of the Trust. Such a retroactive allocation may happen when such allocation is made as a result of (i) the redemption of all or a portion of the outstanding APS, (ii) the liquidation of the Trust (the amount of such allocation referred to herein as a "Retroactive Taxable Allocation") or
(iii) a debt obligation believed to be a Municipal Obligation unexpectedly turns out to be an obligation subject to federal income tax and/or a relevant state tax. Each such Trust, within 30 days after such notice is given to the Auction Agent, will pay to the Auction Agent (who then will distribute to such holders of the APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividend (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the fiscal year in question. See "Taxes."

     An "Additional Dividend" means a payment to a present or former holder of the APS of an amount that would cause (i) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (including the Additional Dividend) less the federal income tax and applicable state tax attributable to the aggregate of (x) the Retroactive Taxable Allocations made to such holder with respect to the fiscal year in question and
(y) the Additional Dividend (to the extent taxable) to equal (ii) the dollar amount of such holder's dividends received on the APS with respect to the fiscal year in question (excluding the Additional Dividend) if there had been no Retroactive Taxable Allocations. An Additional Dividend shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that none of the dividends received from a Trust is a Preference Item; and (iii) assuming that each Retroactive Taxable Allocation would be taxable to each holder of APS at the maximum combined marginal federal and relevant state income tax rate (including any surtax) applicable to the taxable character of the distribution (i.e., ordinary income or net capital gain) in the hands of an individual or a corporation, whichever is greater (disregarding the effect of any other state and local taxes and the phase out of, or provisions limiting, personal exemptions, itemized deductions, or the benefit of lower tax brackets). Although each Trust generally intends to designate any Additional Dividend as an "exempt-interest" dividend to the extent permitted by applicable law, it is possible that all or a portion of any Additional Dividend will be taxable to the recipient thereof. See "Taxes--Tax Treatment of Additional Dividends." A Trust will not pay a further Additional Dividend with respect to any taxable portion of an Additional Dividend.

     If a Trust does not give advance notice of the amount of taxable income to be included in a dividend on the APS in the related Auction, as described above under "The Auction--Auction Date; Advance Notice of Allocation of Taxable Income; Inclusion of Taxable Income in Dividends," the Trust may include such taxable income in a dividend on the APS if it increases the dividend by an additional amount calculated as if such income were a Retroactive Taxable Allocation and the additional amount were an Additional Dividend and notifies the Auction Agent of such inclusion at least five days prior to the applicable Dividend Payment Date.

ASSET MAINTENANCE

     Each Trust will be required to satisfy two separate asset maintenance requirements under the terms of the Amended By-Laws. These requirements are summarized below.

     1940 Act APS Asset Coverage. Each Trust will be required under the Amended By-Laws to maintain, with respect to the APS, as of the last Business Day of each month in which any APS are outstanding, asset coverage of at least 200% with respect to senior securities which are beneficial interests in the Trust, including the APS (or such other asset coverage as in the future may be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are beneficial interests of a closed-end investment company as a condition of paying dividends on its common stock) ("1940 Act APS Asset Coverage"). If a Trust fails to maintain 1940 Act APS Asset Coverage and such failure is not cured as of the last Business Day of the following month (the "1940 Act Cure Date"), the Trust will be required under certain circumstances to redeem certain of the APS. See "Redemption" below.

     The 1940 Act APS Asset Coverage immediately following the issuance of APS offered hereby (after giving effect to the deduction of the sales load and offering expenses for the APS) computed using each Trust's net assets as of February 19, 1999 and assuming the Over-allotment Common Shares and the APS had been issued as of such date will be as follows:

CALIFORNIA TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $163,530,358
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    277%
              liquidation value of APS                    $ 59,000,000

FLORIDA TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $98,072,148
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    276%
              liquidation value of APS                    $35,500,000

MASSACHUSETTS TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $59,076,784
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    275%
              liquidation value of APS                    $21,500,000

MICHIGAN TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $48,296,461
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    276%
              liquidation value of APS                    $17,500,000

NEW JERSEY TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $102,762,487
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    270%
              liquidation value of APS                    $ 38,000,000

NEW YORK TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $120,517,129
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    271%
              liquidation value of APS                    $ 44,500,000

OHIO TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $64,585,720
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    275%
              liquidation value of APS                    $23,500,000

PENNSYLVANIA TRUST

    Value of Trust assets less liabilities not
           constituting senior securities                 $61,855,568
---------------------------------------------------
 Senior securities representing indebtedness plus     =                      =    275%
              liquidation value of APS                    $22,500,000

     APS Basic Maintenance Amount. So long as the APS are outstanding, each Trust will be required under the Amended By-Laws to maintain as of each Business Day (a "Valuation Date") S&P Eligible Assets and having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount. If a Trust fails to meet such requirement as of any Valuation Date and such failure is not cured on or before the sixth Business Day after such Valuation Date (the "APS Basic Maintenance Cure Date"), the Trust will be required in certain circumstances to redeem certain of the APS. Upon any failure to maintain the required Discounted Value, the Trust will use its best efforts to alter the composition of its portfolio to retain a Discounted Value at least equal to the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date. See "Redemption."

     The APS Basic Maintenance Amount as of any Valuation Date is defined as the dollar amount equal to (i) the sum of (A) the product of the number of APS outstanding on such Valuation Date multiplied by the sum of $25,000 and any applicable redemption premium attributable to the designation of a Premium Call Period; (B) the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each APS outstanding to (but not including) the end of the current Dividend Period that follows such Valuation Date in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date or through the 49th day after such Valuation Date in the event the then-current Dividend Period for the APS will not end within 49 calendar days of such Valuation Date; (C) in the event the then-current Dividend Period will end within 49 calendar days of such Valuation Date, the aggregate amount of cash dividends that would accumulate at the Maximum Applicable Rate applicable to a Dividend Period of 28 or fewer days on any APS outstanding from the end of such Dividend Period through the 49th day after such Valuation Date, multiplied by the S&P Volatility Factor determined from time to time by S&P (except that if such Valuation Date occurs during a Non-Payment Period, the cash dividend for purposes of calculation would accumulate at the then-current Non-Payment Period Rate); (D) the amount of anticipated Trust expenses for the 90 days subsequent to such Valuation Date; (E) the amount of the Trust's Maximum Potential Additional Dividend Liability as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i) (A) through (i) (E) (including, without limitation, and immediately upon determination, any amounts due and payable by the Trust pursuant to repurchase agreements, any amounts payable for Municipal Obligations purchased as of such Valuation Date) less (ii) either (A) the Discounted Value of any Trust assets, or (B) the face value of any of the Trust's assets if such assets mature prior to or on the date of redemption of the APS or payment of a liability and are either securities issued or guaranteed by the United States Government or Deposit Securities, in both cases irrevocably deposited by the Trust for the payment of the amount needed to redeem the APS subject to redemption or to satisfy any of (i) (B) through (i) (F). For purposes of the foregoing, "Maximum Potential Additional Dividend Liability," as of any Valuation Date, means the aggregate amount of Additional Dividends that would be due if the Trust were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Trust, as of the end of the calendar month immediately preceding such Valuation Date and assuming such Additional Dividends are fully taxable.

     The Discount Factors and guidelines for determining the market value of each Trust's portfolio holdings have been based on criteria established in connection with rating the APS. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. In no event shall the Discounted Value of any asset of the Trust exceed its unpaid principal balance or face amount as of the date of calculation. The Discount Factor relating to any asset of a Trust and the APS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Trust's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Trust, without shareholder approval, but only in the event such Trust receives written confirmation from S&P, and any Substitute Rating Agency that any such changes would not impair the ratings then assigned to the APS by S&P or any Substitute Rating Agency.

     On or before the third Business Day after a Valuation Date on which a Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount, the Trust is required to deliver to the Auction Agent and S&P a report with respect to the calculation of the APS Basic Maintenance Amount and the value of its portfolio holdings as of the date of such failure (an "APS Basic Maintenance Report"). Additionally, on or before the third Business Day after the first day of a Special Dividend Period, such Trust will deliver an APS Basic Maintenance Report to S&P and the Auction Agent. Each Trust also will deliver an APS Basic Maintenance Report as of the last Business Day of the last month of each fiscal quarter of such Trust on or before the third Business Day after such day. Within ten Business Days after delivery of such report relating to the last Business Day of the last month of each fiscal quarter of a Trust, such Trust will deliver a letter prepared by the Trust's independent accountants regarding the accuracy of the calculations made by the Trust in its most recent APS Basic Maintenance Report. Also, on or before 5:00 p.m., New York City time, on the first Business Day after Common Shares are repurchased by a Trust, such Trust will complete and deliver to S&P an APS Basic Maintenance Report as of the close of business on such date that Common Shares is repurchased. If any such letter prepared by a Trust's independent accountants shows that an error was made in the most recent APS Basic Maintenance Report, the calculation or determination made by such Trust's independent accountants will be conclusive and binding on such Trust.

REDEMPTION

     Optional Redemption. To the extent permitted under the 1940 Act and under Massachusetts law, upon giving a Notice of Redemption, as provided below, each Trust, at its option, may redeem the APS, in whole or in part, out of funds legally available therefor, at the Optional Redemption Price per share on any Dividend Payment Date; provided that no APS may be redeemed at the option of the Trust during (a) the Initial Dividend Period with respect to the APS or (b) a Non-Call Period to which such share is subject. "Optional Redemption Price" means $25,000 per share of APS plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption plus any applicable redemption premium, if any, attributable to the designation of a Premium Call Period. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends." Each Trust has the authority to redeem the APS for any reason and may redeem all or part of the outstanding APS if it anticipates that the Trust's leveraged capital structure will result in a lower rate of return to holders of Common Shares for any significant period of time than that obtainable if the Common Shares were unleveraged.

     Mandatory Redemption. Each Trust will be required to redeem, out of funds legally available therefor, at the Mandatory Redemption Price per share, the APS to the extent permitted under the 1940 Act and Massachusetts law, on a date fixed by the Board of Trustees, if the Trust fails to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or to satisfy the 1940 Act APS Asset Coverage and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date (herein collectively referred to as a "Cure Date"), as the case may be. "Mandatory Redemption Price" of APS means $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption. In addition, holders of APS may be entitled to receive Additional Dividends in the event of redemption of such APS to the extent provided herein. See "Description of APS--Dividends--Additional Dividends." The number of APS to be redeemed will be equal to the lesser of (a) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other shares of the Preferred Shares subject to redemption or retirement, would result in a Trust having S&P Eligible Assets each with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all APS then outstanding will be redeemed), and (b) the maximum number of APS, together with all other shares of Preferred Shares subject to redemption or retirement, that can be redeemed out of Trusts expected to be legally available therefor on such redemption date. In determining the number of APS required to be redeemed in accordance with the foregoing, each Trust shall allocate the number required to be redeemed which would result in the Trust having S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount or satisfaction of the 1940 Act APS Asset Coverage, as the case may be, pro rata among APS and other Preferred Shares subject to redemption pursuant to provisions similar to those set forth below; provided that, APS that may not be redeemed at the option of the Trust due to the designation of a Non-Call Period applicable to such shares (A) will be subject to mandatory redemption only to the extent that other shares are not available to satisfy the number of shares required to be redeemed and (B) will be selected for redemption in an ascending order of outstanding number of days in the Non-Call Period (with shares with the lowest number of days to be redeemed first) and by lot in the event of shares having an equal number of days in such Non-Call Period. Each Trust is required to effect such a mandatory redemption not later than 35 days after such Cure Date, except that if the Trust does not have funds legally available for the redemption of all of the required number of APS which are subject to mandatory redemption or the Trust otherwise is unable to effect such redemption on or prior to 35 days after such Cure Date, the Trust will redeem those APS which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption.

     General. If the APS are to be redeemed, a notice of redemption will be mailed to each record holder of such APS (initially Cede & Co. as nominee of the Securities Depository) and to the Auction Agent not less than 17 nor more than 30 days prior to the date fixed for the redemption thereof. Each notice of redemption will include a statement setting forth: (i) the redemption date, (ii) the aggregate number of APS to be redeemed, (iii) the redemption price, (iv) the place or places where APS are to be surrendered for payment of the redemption price, (v) a statement that dividends on the shares to be redeemed will cease to accumulate on such redemption date (except that holders may be entitled to Additional Dividends) and (vi) the provision of the Amended By-Laws pursuant to which such shares are being redeemed. The notice also will be published in The Wall Street Journal. No defect in the notice of redemption or in the mailing or publication thereof will affect the validity of the redemption proceedings, except as required by applicable law.

     If less than all of the outstanding APS are to be redeemed, the shares to be redeemed will be selected by lot or such other method as each Trust shall deem fair and equitable, and the results thereof will be communicated to the Auction Agent. The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all APS, and the Securities Depository will determine the number of shares to be redeemed from the account of the Agent Member of each Existing Holder. Each Agent Member will determine the number of shares to be redeemed from the account of each Existing Holder for which it acts as agent. An Agent Member may select for redemption shares from the accounts of some Existing Holders without selecting for redemption any shares from the accounts of other Existing Holders. Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the APS series, the particular shares to be redeemed shall be selected by each Trust by lot or by such other method as the Trust shall deem fair and equitable.

     If a Trust gives notice of redemption, and concurrently or thereafter deposits in trust with the Auction Agent, or segregates in an account at the Trust's custodian bank for the benefit of the Auction Agent, Deposit Securities (with a right of substitution) having an aggregate Discounted Value (utilizing an S&P Exposure

Period of 22 Business Days) equal to the redemption payment for the APS as to which notice of redemption has been given, with irrevocable instructions and authority to pay the redemption price to the record holders thereof, then upon the date of such deposit or, if no such deposit is made, upon such date fixed for redemption (unless the Trust shall default in making payment of the redemption price), all rights of the holders of such shares called for redemption will cease and terminate, except the right of such holders to receive the redemption price thereof and any Additional Dividends, but without interest, and such shares no longer will be deemed to be outstanding. Each Trust will be entitled to receive, from time to time, the interest, if any, earned on such Deposit Securities deposited with the Auction Agent, and the holders of any shares so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed at the end of one year from such redemption date will be repaid, upon demand, to a Trust, after which the holders of the APS of such series so called for redemption may look only to the Trust for payment thereof.

     So long as any APS are held of record by the nominee of the Securities Depository (initially Cede & Co.), the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures now provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such Trusts to the persons for whom they are acting as agent.

     Notwithstanding the provisions for redemption described above, no APS shall be subject to optional redemption (i) unless all dividends in arrears on the outstanding APS, and all capital stock of a Trust ranking on a parity with the APS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or declared and set aside for payment and (ii) if redemption thereof would result in a Trust's failure to maintain S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount.

LIQUIDATION RIGHTS

     Upon any liquidation, dissolution or winding up of a Trust, whether voluntary or involuntary, the holders of APS will be entitled to receive, out of the assets of the Trust available for distribution to shareholders, before any distribution or payment is made upon any Common Shares or any other shares of beneficial interest of the Trust ranking junior in right of payment upon liquidation of APS, $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of APS will be entitled to no other payments except for any Additional Dividends. If such assets of a Trust shall be insufficient to make the full liquidation payment on outstanding APS and liquidation payments on any other outstanding class or series of Preferred Shares of the Trust ranking on a parity with the APS as to payment upon liquidation, then such assets will be distributed among the holders of APS and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of APS will not be entitled to any further participation in any distribution of assets by a Trust except for any Additional Dividends. A consolidation, merger or share exchange of a Trust with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of the Trust shall not be deemed or construed to be a liquidation, dissolution or winding up of the Trust.

VOTING RIGHTS

     Except as otherwise indicated in this Prospectus and except as otherwise required by applicable law, holders of APS of each Trust will be entitled to one vote per share on each matter submitted to a vote of shareholders and will vote together with holders of Common Shares and other Preferred Shares of that Trust as a single class.

     In connection with the election of each Trust's trustees, holders of the APS and any other Preferred Shares, voting as a separate class, shall be entitled at all times to elect two of the Trust's trustees, and the remaining trustees will be elected by holders of Common Shares and APS and any other Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding APS shall be unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Shares are entitled, together with the holders of APS, to elect a majority of the trustees of the Trust under the 1940 Act, then the number of trustees constituting the Board of Trustees automatically shall be increased by the smallest number that, when added to the two trustees elected exclusively by the holders of APS and any other Preferred Shares as described above, would constitute a majority of the Board of Trustees as so increased by such smallest number, and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which trustees are to be elected, the holders of the APS and any other Preferred Shares, voting as a separate class, will be entitled to elect the smallest number of additional trustees that, together with the two trustees which such holders in any event will be entitled to elect, constitutes a majority of the total number of trustees of the Trust as so increased. The terms of office of the persons who are trustees at the time of that election will continue. If a Trust thereafter shall pay, or declare and set apart for payment in full, all dividends payable on all outstanding APS and any other Preferred Shares for all past Dividend Periods, the additional voting rights of the holders of APS and any other Preferred Shares as described above shall cease, and the terms of office of all of the additional trustees elected by the holders of APS and any other Preferred Shares (but not of the trustees with respect to whose election the holders of Common Shares were entitled to vote or the two trustees the holders of APS and any other Preferred Shares have the right to elect in any event) will terminate automatically.

     The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to (i) authorize, create or issue any class or series of stock ranking prior to the APS or any other series of Preferred Shares with respect to the payment of dividends or the distribution of assets on liquidation; provided, however, that no vote is required to authorize the issuance of another class of Preferred Shares which are substantially identical in all respects to the APS or (ii) amend, alter or repeal the provisions of the Declaration of Trust or the Amended By-Laws, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of Trust or the Amended By-Laws of holders of APS or any other Preferred Shares. To the extent permitted under the 1940 Act, in the event shares of more than one series of APS are outstanding, a Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of Trust of a holder of shares of a series of APS differently than those of a holder of shares of any other series of APS without the affirmative vote of at least a majority of votes entitled to be cast by holders of APS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). Each Board of Trustees, however, without shareholder approval, may amend, alter or repeal any or all of the various rating agency guidelines described herein in the event a Trust receives confirmation from the rating agencies that any such amendment, alteration or repeal would not impair the ratings then assigned to the APS. Unless a higher percentage is provided for under "Description of Capital Stock--Certain Provisions in the Declaration of Trust," the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding APS and any other Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Trust's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objective and Policies." The class vote of holders of APS and any other Preferred Shares described above in each case will be in addition to a separate vote of the requisite percentage of Common Shares and APS and any other Preferred Shares, voting together as a single class, necessary to authorize the action in question.

     The foregoing voting provisions will not apply to the APS if, at or prior to the time when the act with respect to which such vote otherwise would be required shall be effected, such shares shall have been (i) redeemed or (ii) called for redemption and sufficient Trusts shall have been deposited in trust to effect such redemption.

                              MANAGEMENT OF TRUSTS

BOARDS OF TRUSTEES

     The management of each Trust, including general supervision of the duties performed by the Adviser under the Investment Advisory Agreement, is the responsibility of each Trust's Board of Trustees under the laws of The Commonwealth of Massachusetts.

THE ADVISER

     Eaton Vance Management acts as each Trust's investment adviser under an Investment Advisory Agreement ("Advisory Agreement"). The Adviser's principal office is located at 24 Federal Street, Boston, MA 02110. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $34 billion, of which approximately $32 billion is in investment companies. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

     Eaton Vance employs 24 personnel in its municipal obligations department, including six portfolio managers, two traders and eleven credit analysts. Eaton Vance was one of the first advisory firms to manage a registered municipal obligations investment company, and has done so continuously since 1978. Eaton Vance currently manages 4 national municipal investment companies, 40 single state municipal investment companies, 10 limited maturity municipal investment companies and 1 money market municipal investment company, with assets of over $8 billion.

     Under the general supervision of each Trust's Board of Trustees, the Adviser will carry out the investment and reinvestment of the assets of each Trust, will furnish continuously an investment program with respect to each Trust, will determine which securities should be purchased, sold or exchanged, and will implement such determinations. The Adviser will furnish to each Trust investment advice and office facilities, equipment and personnel for servicing the investments of the Trust. The Adviser will compensate all Trustees and officers of each Trust who are members of the Adviser's organization and who render investment services to each Trust, and will also compensate all other Adviser personnel who provide research and investment services to each Trust. In return for these services, facilities and payments, each Trust has agreed to pay the Adviser as compensation under the Advisory Agreement a fee in the amount of
 .70% of the average weekly gross assets of each Trust. Gross assets of each Trust shall be calculated by deducting accrued liabilities of each Trust not including the amount of any Preferred Shares outstanding.

     Cynthia J. Clemson is the portfolio manager of the California Trust and the Florida Trust and is responsible for day-to-day management of each Trust's investments. Ms. Clemson has been an employee of Eaton Vance since 1985 and a Vice President of Eaton Vance since 1993. She currently manages ten municipal obligations investment companies (including these Trusts) with combined assets of approximately $1.3 billion.

     Robert B. MacIntosh is the portfolio manager of the Massachusetts Trust and the New Jersey Trust and is responsible for day-to-day management of each Trust's investments. Mr. MacIntosh has been an employee of Eaton Vance since 1991 and a Vice President of Eaton Vance since 1991. He currently manages eight municipal obligations investment companies (including these Trusts) with combined assets of over $980 million.

     Timothy T. Browse is the portfolio manager of the Michigan Trust and the Pennsylvania Trust and is responsible for day-to-day management of each Trust's investments. Mr. Browse has been an employee of Eaton Vance since 1992 and a Vice President of Eaton Vance since 1993. He currently manages eight municipal obligations investment companies (including these Trusts) with combined assets of over $925 million.

     Thomas J. Fetter is the portfolio manager of the New York Trust and the Ohio Trust and is responsible for day-to-day management of each Trust's investments. Mr. Fetter has been an employee of Eaton Vance since 1986 and a Vice President of Eaton Vance since 1987. He currently manages four municipal obligations investment companies (including these Trusts) with combined assets of over $990 million.

     Each Trust and the Adviser have adopted Codes of Ethics relating to personal securities transactions. The Codes permit Adviser personnel to invest in securities (including securities that may be purchased or held by a Trust) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes.

     Each Trust has engaged Eaton Vance to act as its administrator under an Administration Agreement (the "Administration Agreement"). Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of each Trust, subject to the supervision of each Trust's Board of Trustees. Eaton Vance will furnish to each Trust all office facilities, equipment and personnel for administering the affairs of each Trust. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of each Trust's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct each Trust's business. In return for these services, facilities and payments, each Trust is authorized to pay Eaton Vance as compensation under the Administration Agreement a fee in the amount of .20% of the average weekly gross assets of each Trust.

     Eaton Vance has agreed to bear all ordinary and organizational expenses of each Trust that exceed 5% of average weekly net assets (taking into account the deduction of any Preferred Shares and related expenses) for the first year of operations. In return for this arrangement, each Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of each Trust borne by Eaton Vance at the onset of operations.

                                     TAXES

GENERAL

     Each Trust intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. As long as a Trust so qualifies, in any taxable year in which it distributes at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gain and net realized gains from certain hedging transactions) and its net tax-exempt income (see below), that Trust (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Each Trust intends to distribute substantially all of such income and gain each year.

     The APS will constitute stock of each Trust, and distributions by a Trust with respect to its APS (other than distributions in redemption of APS that are treated as exchanges of stock under Section 302(b) of the Code) thus will constitute dividends to the extent of that Trust's current and accumulated earnings and profits as calculated for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the "IRS") might take a contrary position, asserting, for example, that the APS constitute debt of each Trust. If this position were upheld, the discussion of the treatment of distributions below would not apply. Instead, distributions by each Trust to holders of APS would constitute interest, whether or not they exceeded the earnings and profits of each Trust, would be included in full in the income of the recipient and would be taxed as ordinary income. Kirkpatrick & Lockhart LLP, counsel to each Trust, believes that such a position, if asserted by the IRS, would be unlikely to prevail if the issue were properly litigated.

     Each dividend distribution ordinarily will constitute income exempt from federal income tax (i.e., qualify as an "exempt-interest" dividend, which is excludable from the shareholder's gross income). A portion of dividends attributable to interest on certain Municipal Obligations, however, may be a Preference Item.

Furthermore, exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includible in gross income subject to federal income tax. Distributions of any taxable net investment income and net short-term capital gain will be taxable as ordinary income. Finally, distributions of each Trust's net capital gain, if any, will be taxable to shareholders as long-term capital gains, regardless of the length of time they held their shares. Distributions, if any, in excess of a Trust's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder (assuming the shares are held as a capital asset).

     Dividends and other distributions declared by a Trust in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Trust and received by the shareholders on December 31 of that year if the distributions are paid by the Trust during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

     Each Trust will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The IRS has taken the position that if a RIC has more than one class of shares, it may designate distributions made to each class in any year as consisting of no more than that class's proportionate share of particular types of income for that year, including tax-exempt interest and net capital gain. A class's proportionate share of a particular type of income for a year is determined according to the percentage of total dividends paid by the RIC during that year to the class. Thus, each Trust is required to allocate a portion of its net capital gain and other taxable income to the APS. Each Trust generally will notify the Auction Agent of the amount of any net capital gain and other taxable income to be included in any dividend on the APS prior to the Auction establishing the Applicable Rate for that dividend. Except for the portion of any dividend that it informs the Auction Agent will be treated as net capital gain or other taxable income, each Trust anticipates that the dividends paid on the APS will constitute exempt-interest dividends. The amount of net capital gains and ordinary income allocable to a Trust's APS (the "taxable distribution") will depend upon the amount of such gains and income realized by the Trust and the total dividends paid by the Trust on its Common Shares and the APS during a taxable year, but taxable distributions generally are not expected to be significant. The tax treatment of Additional Dividends also may affect each Trust's calculation of each class's allocable share of capital gains and other taxable income. See "Tax Treatment of Additional Dividends."

     Although the matter is not free from doubt, due to the absence of direct regulatory or judicial authority, in the opinion of Kirkpatrick & Lockhart LLP, counsel to each Trust, under current law the manner in which each Trust intends to allocate items of tax-exempt income, net capital gain, and other taxable income, if any, among each Trust's Common Shares and APS will be respected for federal income tax purposes. It is possible that the IRS could disagree with counsel's opinion and attempt to reallocate each Trust's net capital gain or other taxable income. In the event of such a reallocation, some of the dividends identified by a Trust as exempt-interest dividends to holders of APS may be recharacterized as additional net capital gain or other taxable income. In the event of such recharacterization, however, no Trust would be required to make payments to such shareholders to offset the tax effect of such reallocation. Kirkpatrick & Lockhart LLP has advised each Trust that, in its opinion, if the IRS were to challenge in court the Trust's allocations of income and gain and the issue were properly litigated, the IRS would be unlikely to prevail. A holder should be aware, however, that the opinion of Kirkpatrick & Lockhart LLP represents only its best legal judgment and is not binding on the IRS or the courts.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry APS is not deductible for federal income tax purposes to the extent that interest relates to exempt-interest dividends received from the Trust.

     If at any time when APS are outstanding a Trust does not meet the asset coverage requirements of the 1940 Act, the Trust will be required to suspend distributions to holders of Common Shares until the asset coverage is restored. See "Description of APS--Restrictions on Dividends and Other Payments." Such a suspension may prevent a Trust from distributing at least 90% of its net income and may, therefore, jeopardize the Trust's qualification for taxation as a RIC. Upon any failure to meet the asset coverage requirements of the 1940 Act, a Trust, in its sole discretion, may redeem APS in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Trust and its shareholders of failing to qualify for treatment as a RIC. See "Description of APS--Redemption." There can be no assurance, however, that any such action would achieve that objective.

     Certain of each Trust's investment practices are subject to special Code provisions that, among other things, may defer the use of certain losses of the Trust and affect the holding period of securities held by the Trust and the character of the gains or losses realized by the Trust. These provisions may also require a Trust to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding income and excise taxes. Each Trust will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Trust as a RIC.

TAX TREATMENT OF ADDITIONAL DIVIDENDS

     If a Trust makes a Retroactive Taxable Allocation, it will pay Additional Dividends to holders of APS who are subject to the Retroactive Taxable Allocation. See "Description of APS--Dividends--Additional Dividends." The federal income tax consequences of Additional Dividends under existing law are uncertain. An Additional Dividend generally will be designated by each Trust as an exempt-interest dividend except to the extent net capital gain or other taxable income is allocated thereto as described above.

SALES OF APS

     The sale of APS (including transfers in connection with a redemption or repurchase of APS) will be a taxable transaction for federal income tax purposes. A selling shareholder generally will recognize gain or loss equal to the difference between the holder's adjusted tax basis in the APS and the amount received. If the APS are held as a capital asset, the gain or loss will be a capital loss and will be long-term if the APS have been held for more than one year. Any loss realized on a disposition of APS held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those APS and any such loss that is not disallowed will be treated as a long-term, rather than a short-term, capital loss to the extent of any capital gain distributions received with respect to those APS. A shareholder's holding period for APS is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of APS will be disallowed to the extent those APS are replaced by other APS within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original APS. In that event, the basis of the replacement APS will be adjusted to reflect the disallowed loss.

BACKUP WITHHOLDING

     Each Trust is required to withhold 31% of all taxable dividends, capital gain dividends and repurchase proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Trust with a correct taxpayer identification number. Withholding at that rate from taxable dividends and capital gain distributions is also required for such shareholders who otherwise are subject to backup withholding.

STATE TAXES

     California Taxes. In the opinion of special California tax counsel, California law provides that dividends paid by the California Trust and designated by it as tax-exempt are exempt from California state personal income tax on individuals who reside in California to the extent such dividends are derived from interest payments on Municipal Obligations exempt from California state personal income taxes, provided that a least 50% of the assets of the California Trust at the close of each quarter of its taxable year are invested in obligations which, if held by an individual, the interest would be is exempt under either federal or California law from taxation by the state of California. Distributions of short-term capital gains are treated as ordinary income, and distributions of long-term capital gain are treated as long-term capital gains taxable at ordinary income rated under the California state personal income tax.

     Florida Taxes. Based on the opinion of special Florida tax counsel, APS of the Florida Trust owned by a Florida resident will be exempt from the Florida intangible personal property tax so long as the Florida Trust's portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and U.S. government securities, that are exempt from the Florida intangible personal property tax. The Florida Trust will normally invest in tax-exempt obligations of the state of Florida, the U.S. government, the U.S. Territories or political subdivisions of the U.S. government or the state of Florida so Trust Shares should, under normal circumstances, be exempt from the Florida intangibles tax.

     Massachusetts Taxes. In the opinion of Kirkpatrick & Lockhart LLP, under Massachusetts law, the Massachusetts Trust's interest distributions attributable to Massachusetts obligations (debt obligations issued by the Commonwealth of Massachusetts or its political subdivisions, including agencies or instrumentalities thereof), obligations of U.S. territories (the Government of Puerto Rico, Guam, or the United States Virgin Islands) or obligations of the U.S. government can be excluded from Massachusetts gross income for individuals, estates and trusts that are subject to Massachusetts taxation. Distributions properly designated as capital gain dividends and attributable to gains realized on the state of certain Massachusetts tax-exempt obligations issued pursuant to statutes that specifically exempt such gains from Massachusetts taxation will also be exempt from Massachusetts personal income tax. Other distributions from the Massachusetts Trust that are included in a shareholder's federal gross income, including distributions derived from net long-term capital gains not described in the preceding sentence and net short-term capital gains, are generally not exempt from Massachusetts personal income tax.

     Michigan Trust. The Michigan Trust has received an opinion from special Michigan tax counsel to the Michigan Trust to the effect that shareholders of the Michigan Trust who are subject to the Michigan state income tax, municipal income tax or single business tax will not be subject to such taxes on their Michigan Trust dividends to the extent that such distributions are exempt-interest dividends for federal income tax purposes and are attributable to interest on obligations held by the Michigan Trust which is exempt from federal income tax and is exempt from Michigan State and city income taxes and Michigan single business tax ("Michigan tax-exempt obligations"). Other distributions with respect to shares of the Michigan Trust including, but not limited to, long or short-term capital gains, will be subject to the Michigan income tax or single business tax and may be subject to the city income taxes imposed by certain Michigan cities.

     New Jersey Taxes. The New Jersey Trust intends to satisfy New Jersey's statutory requirements for treatment as a "Qualified Investment Fund". The New Jersey Trust has obtained an opinion of its New Jersey special tax counsel that, provided the New Jersey Trust limits its investment to those described in this Prospectus and otherwise satisfies such statutory requirements, holders of APS of the New Jersey Trust which are individuals, estates or trusts will not be required to include in their New Jersey gross income distributions from the New Jersey Trust that are attributable to interest or gain realized by the New Jersey Trust from obligations the interest on which is exempt from federal income tax and is exempt from New Jersey State personal income tax or other obligations statutorily free from New Jersey taxation. However, with regard to corporate shareholders, such counsel is also of the opinion that distributions from the New Jersey Trust will not be excluded from net income and APS of the New Jersey Trust will not be excluded from investment capital in determining New Jersey corporation business (franchise) and corporation income taxes for corporate shareholders.

     New York Taxes. In the opinion of special New York tax counsel, under New York law, dividends paid by the New York Trust are exempt from New York State and New York City personal income tax applicable to individuals who reside in New York State and New York City to the extent such dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies and the governments of Puerto Rico, the U.S. Virgin Islands and Guam. Other distributions from the New York Trust, including distributions derived from taxable ordinary income and net short-term and long-term capital gains, are generally not exempt from New York State and City personal income tax. Distributions to a corporate holder of APS will be subject to New York State corporation franchise tax and New York City general corporation tax.

     Ohio Taxes. In the opinion of special Ohio tax counsel to the Ohio Trust, under Ohio law individuals who are otherwise subject to the Ohio personal income tax will not be subject to such tax on dividends paid by the Ohio Trust to the extent such dividends are properly attributable to interest on obligations issued by or on behalf of the state of Ohio or its political subdivisions, or the agencies or instrumentalities thereof ("Ohio obligations"). Dividends paid by the Ohio Trust also will be excluded from the net income base of the Ohio corporation franchise tax to the extent such dividends are excluded from gross income for federal income tax purposes or are properly attributable to interest on Ohio obligations. However, the Ohio Trust's APS will be included in the tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. These conclusions regarding Ohio taxation are based on the assumption that the Ohio Trust will continue to qualify as RIC under the Code and that at all times at least 50% of the value of the total assets of the Ohio Trust will consist of Ohio obligations.

     Pennsylvania Taxes. Interest derived by the Pennsylvania Trust from obligations which are statutorily free from state taxation in Pennsylvania ("Exempt Obligations") are not taxable on pass through to holders of APS for purposes of the Pennsylvania personal income tax. The term "Exempt Obligations" includes (i) those obligations issued by the Commonwealth of Pennsylvania and its political subdivision, agencies and instrumentalities, the interest from which is statutorily free from state taxation in the Commonwealth of Pennsylvania, and (ii) certain qualifying obligations of U.S. territories and possessions, or U.S. Government obligations. Distributions attributable to most other sources, including capital gains, will not be exempt from Pennsylvania personal income tax.

     Corporate holders of APS that are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions of interest made by the Pennsylvania Trust, provided such distributions are attributable to Exempt Obligations. Distributions of capital gain attributable to Exempt Obligations are subject to the Pennsylvania corporate net income tax. An investment in the Pennsylvania Trust is also exempt from the Pennsylvania gross premiums tax.

     APS of the Pennsylvania Trust which are held by individuals who are Pennsylvania residents and subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the obligations held by the Pennsylvania Trust consist of Exempt Obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

     For individual holders of APS who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations will not be taxable for purposes of the Philadelphia School District Investment Net Income Tax ("Philadelphia School District Tax"), provided that the Pennsylvania Trust reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Trust will report such percentage to its investors.

                         ------------------------------

     The foregoing briefly summarizes some of the important federal income tax and state tax consequences of investing in the APS and reflects the federal and applicable state and local tax laws, as of the date of this Prospectus and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Other federal, state or local tax considerations may apply to a particular investor, including state alternative minimum tax. Investors should consult their tax advisers.

                        DESCRIPTION OF CAPITAL STRUCTURE

     Each Trust is an unincorporated business trust established under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated December 10, 1998 (the "Declaration of Trust"). The Declaration of Trust provides that the Trustees of each Trust may authorize separate classes of shares of beneficial interest. The Trustees have authorized an unlimited number of shares of beneficial interest stock, par value $0.01 per share, all of which shares were initially classified as Common Shares. The Declaration of Trust also authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights, including Preferred Shares, having a par value of $0.01 per share, in one or more series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Shareholders. For a description of the APS, see "Description of APS." The following table shows the amount of (i) shares authorized, (ii) shares held by a Trust for its own account and (iii) shares outstanding, for each class of authorized securities of each Trust as of March 1, 1999.

                                                                                    AMOUNT
                                                                                  OUTSTANDING
                                                                                 (EXCLUSIVE OF
                                                            AMOUNT HELD BY      AMOUNT HELD BY
                                                           TRUST FOR ITS OWN   TRUST FOR ITS OWN
           TITLE OF CLASS              AMOUNT AUTHORIZED        ACCOUNT            ACCOUNT)
           --------------              -----------------   -----------------   -----------------
CALIFORNIA TRUST
Common Shares                            Unlimited                -0-              7,021,667
Auction Preferred Shares                   2,360                  -0-               -0-
FLORIDA TRUST
Common Shares                            Unlimited                -0-              4,204,167
Auction Preferred Shares                   1,420                  -0-               -0-
MASSACHUSETTS TRUST
Common Shares                            Unlimited                -0-              2,536,667
Auction Preferred Shares                    860                   -0-               -0-
MICHIGAN TRUST
Common Shares                            Unlimited                -0-              2,076,667
Auction Preferred Shares                    700                   -0-               -0-
NEW JERSEY TRUST
Common Shares                            Unlimited                -0-              4,356,667
Auction Preferred Shares                   1,520                  -0-               -0-
NEW YORK TRUST
Common Shares                            Unlimited                -0-              5,106,667
Auction Preferred Shares                   1,780                  -0-               -0-
OHIO TRUST
Common Shares                            Unlimited                -0-              2,766,667
Auction Preferred Shares                    940                   -0-               -0-
PENNSYLVANIA TRUST
Common Shares                            Unlimited                -0-              2,651,667
Auction Preferred Shares                    900                   -0-               -0-

     Holders of Common Shares are entitled to share equally in dividends declared by a Board of Trustees payable to holders of Common Shares and in the net assets of each Trust available for distribution to holders of Common Shares after payment of the preferential amounts payable to holders of any outstanding Preferred Shares. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of a Trust, after paying or adequately providing for the payment of all liabilities of the Trust and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Trust among the holders of the Shares. Each Declaration of Trust provides that Shareholders are not liable for any liabilities of a Trust, requires inclusion of a clause to that effect in every agreement entered into by the Trust and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of a Trust as though they were general partners, the provisions of each Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

     Holders of Common Shares are entitled to one vote for each share held and will vote with the holders of any outstanding APS or other Preferred Shares on each matter submitted to a vote of holders of Common Shares, except as described under "Description of APS--Voting Rights."

     Shareholders are entitled to one vote for each share held. The Common Shares, APS and any other Preferred Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares, APS and any other Preferred Shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and, in such event, the holders of the remaining Common Shares, APS and any other Preferred Shares will not be able to elect any of such Trustees.

     So long as any APS or any other Preferred Shares are outstanding, holders of Common Shares will not be entitled to receive any dividends of or other distributions from each Trust, unless at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings has been paid and (2) the value of a Trust's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Trust not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus redemption premium, if any, together with any accrued and unpaid dividends thereon, whether or not earned or declared and on a cumulative basis). In addition to the requirements of the 1940 Act, each Trust is required to comply with other asset coverage requirements as a condition of the Trust obtaining a rating of the preferred shares from a Rating Agency. These requirements include an asset coverage test more stringent than under the 1940 Act. See "Description of APS--Restrictions on Dividends and Other Payments."

     Each Trust will send unaudited reports at least semi-annually and audited financial statements annually to all of its shareholders.

     The Common Shares of each Trust commenced trading on the American Stock Exchange ("AMEX") on January 27, 1999. At February 19, 1999, the net asset value per share of Common Shares and the closing price per share of Common Shares on the AMEX were as follows: California Trust -- $14.99, $15.13; Florida
Trust -- $14.99, $15.00; Massachusetts Trust -- $14.93, $15.19; Michigan
Trust -- $14.96, $15.00; New Jersey Trust -- $14.98, $15.00; New York
Trust -- $14.99, $15.00; Ohio Trust -- $14.97, $15.50; and Pennsylvania
Trust -- $14.96, $15.00.

PREFERRED SHARES

     Under the 1940 Act, each Trust is permitted to have outstanding more than one series of Preferred Shares as long as no single series has priority over another series as to the distribution of assets of the Trust or the payment of dividends. Neither holders of Common Shares nor holders of Preferred Shares have pre-emptive rights to purchase any APS or any other Preferred Shares that might be issued. It is anticipated that the net asset value per share of the APS will equal its original purchase price per share plus accumulated dividends per share.

                CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

     Anti-Takeover Provisions in the Declaration of Trust. Each Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of a Trust or to change the composition of its Board of Trustees, and could have the effect of depriving holders of Common Shares of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust. These provisions may have the effect of discouraging attempts to acquire control of a Trust, which attempts could have the effect of increasing the expenses of the Trust and interfering with the normal operation of the Trust. Each Board of Trustees is divided into three classes, with the term of one class expiring at each annual meeting of holders of Common Shares and Preferred Shares. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of each Trust that elected such Trustee and is entitled to vote on the matter.

     In addition, each Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of a Trust, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of each Trust. The transactions subject to these special approval requirements are: (i) the merger or consolidation of a Trust or any subsidiary of a Trust with or into any Principal Shareholder; (ii) the issuance of any securities of a Trust to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of a Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to a Trust or any subsidiary thereof, in exchange for securities of the Trust, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     Each Board of Trustees has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of holders of Common Shares and Preferred Shares generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

     Conversion to Open-End Fund. Each Trust may be converted to an open-end investment company at any time if approved by the lesser of (i) 2/3 or more of the Trust's then outstanding Common Shares and Preferred Shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Shares and Preferred Shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of each Trust could not occur until 90 days after the Shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all Shareholders. The composition of each Trust's portfolio likely would prohibit it from complying with regulations of the SEC applicable to open-end investment companies. Accordingly, conversion likely would require significant changes in each Trust's investment policies and liquidation of a substantial portion of its relatively illiquid portfolio. Conversion of each Trust to an open-end investment company also would require the redemption of any outstanding Preferred Shares and could require the repayment of borrowings. Each Board of Trustees believes, however, that the closed-end structure is desirable, given the Trust's investment objective and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert a Trust to an open-end investment company.

                                  UNDERWRITING

     The underwriters named below (the "Underwriters"), acting through PaineWebber Incorporated, 1285 Avenue of the Americas, New York, New York, as lead representative, and Prudential Securities Incorporated, Salomon Smith Barney Inc. and A.G. Edwards & Sons, Inc., as their representatives (together with PaineWebber Incorporated, the "Representatives"), have severally agreed, subject to the terms and conditions of an Underwriting Agreement with each respective Trust and Eaton Vance, to purchase from the Trust the number of shares set forth opposite their respective names. The Underwriters are committed to purchase all of such Shares if any are purchased.

                                                                 UNDERWRITER
                                           --------------------------------------------------------
                                                           PRUDENTIAL      SALOMON
                                           PAINEWEBBER     SECURITIES       SMITH      A.G. EDWARDS
                  TRUST                    INCORPORATED   INCORPORATED   BARNEY INC.   & SONS, INC.   TOTAL
                  -----                    ------------   ------------   -----------   ------------   -----
California Trust.........................      1,180           472           472            236        2,360
Florida Trust............................        710           284           284            142        1,420
Massachusetts Trust......................        430           172           172             86          860
Michigan Trust...........................        350           140           140             70          700
New Jersey Trust.........................        760           304           304            152        1,520
New York Trust...........................        890           356           356            178        1,780
Ohio Trust...............................        470           188           188             94          940
Pennsylvania Trust.......................        450           180           180             90          900

     The Underwriters have advised each Trust that they propose initially to offer the APS to the public at the public offering price set forth on the cover page of this Prospectus, and to certain dealers at such price less a concession not in excess of $150 per share. The Underwriters may allow, and such dealers may reallow, a discount not in excess of $100 per share to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any APS purchased in the initial public offering on or before March 4, 1999.

     The Underwriters will act in Auctions as a Broker-Dealer as set forth under "Description of APS--The Auction--General--Broker-Dealer Agreements" and will be entitled to fees for services as a Broker-Dealer as set forth under "Description of APS--Broker-Dealers." The Underwriters also may provide information to be used in ascertaining the Reference Rate.

     Each Trust anticipates that the Underwriters from time to time may act as dealers in connection with the execution of the Trust's portfolio transactions. See "Investment Restrictions" and "Portfolio Transactions."

     Each Trust and the Adviser have agreed to indemnify the Underwriters against certain liabilities including liabilities under the Securities Act of 1933, as amended.

     As described below under "Shareholder Servicing Agent, Custodian and Transfer Agency," PaineWebber Incorporated will provide shareholder services to each Trust pursuant to a Shareholder Servicing Agreement with Eaton Vance. Eaton Vance will pay a monthly fee for such services on an annual basis equal to .10% of the average weekly gross assets of each Trust.

           SHAREHOLDER SERVICING AGENT, CUSTODIAN AND TRANSFER AGENT

     Pursuant to a Shareholder Servicing Agreement between PaineWebber Incorporated (the "Shareholder Servicing Agent") and Eaton Vance, the Shareholder Servicing Agent will (i) undertake to make public information pertaining to each Trust on an ongoing basis and to communicate holders of Common Shares and prospective investors in Common Shares each Trust's features and benefits (including periodic seminars or conference calls, responses to questions from current or prospective shareholders and specific shareholder contact where appropriate); (ii) make available to investors and prospective investors in Common Shares market price, net asset value, yield and other information regarding each Trust, if reasonably obtainable, for the purpose of maintaining the visibility of each Trust in the investor community; (iii) at the request of Eaton Vance, provide certain economic research and statistical information and reports, if reasonably obtainable, on behalf of each Trust, and consult with representatives and Trustees of the Trust in connection therewith. For these services, Eaton Vance will pay the Shareholder Servicing Agent a fee equal on an annual basis to .10% of each Trust's average weekly gross assets, payable in arrears at the end of each calendar month. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance for any act or omission in the course of its performances under the Shareholder Servicing Agreement in the absence of gross negligence or willful misconduct by the Shareholder Servicing Agent. The Shareholder Servicing Agreement will continue for an initial term of two years and thereafter for successive one-year periods unless terminated by either party upon 60 days written notice.

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, MA 02116 is the custodian of each Trust and will maintain custody of the securities and cash of each Trust. IBT maintains each Trust's general ledger and computes net asset value per share at least weekly. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with each Trust's investments, and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

     First Data Investor Services Group, P.O. Box 5123, Westborough, MA 01581-5123 is the transfer agent and dividend disbursing agent of each Trust.

                                 LEGAL OPINIONS

     It is expected that certain legal matters in connection with the APS offered hereby will be passed upon for each Trust by Kirkpatrick & Lockhart LLP, and for the Underwriters by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

                                    EXPERTS

     The statement of assets, liabilities and capital of each Trust as of January 21, 1999 included in this Prospectus and the Registration Statement has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The selection of independent auditors is subject to ratification by shareholders of each Trust.

                             ADDITIONAL INFORMATION

     Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Regional Office, at Seven World Trade Center, 61 Suite 1300, New York, New York 10048; Pacific Regional Office, at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036; and Midwest Regional Office, at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including each Trust, that file electronically with the SEC. Reports, proxy statements and other information concerning each Trust can also be inspected at the offices of the American Stock Exchange, 86 Trinity Place, New York, New York 10006.

     Additional information regarding each Trust and the APS is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by each Trust with the SEC in Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to each Trust and the APS offered hereby, reference is made to the Registration Statement.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                               PAGE
                                                              ------
Additional Investment Information and Restrictions..........  B-2
Trustees and Officers.......................................  B-7
Investment Advisory and Other Services......................  B-11
Portfolio Trading...........................................  B-12
Taxes.......................................................  B-14
Other Information...........................................  B-15
Auditors....................................................  B-16
Financial Statements and Independent Auditors' Reports......  B-17
Unaudited Portfolios of Investments Owned...................  B-41
Appendix A: Ratings of Municipal Obligations................  B-50
Appendix B: Tax Equivalent Yield Tables.....................  B-56
Appendix C: Settlement Procedures...........................  B-64
Appendix D: Auction Procedures..............................  B-67
Appendix E: State and U.S. Territory Information............  B-74

                             TRUSTEES OF EACH TRUST

JESSICA M. BIBLIOWICZ
President and Chief Operating Officer of John A. Levin & Co.

DONALD R. DWIGHT
President of Dwight Partners, Inc.

JAMES B. HAWKES
Chairman, President and Chief Executive Officer of Eaton Vance Corp.

SAMUEL L. HAYES, III *
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration

NORTON H. REAMER *
Chairman and Chief Executive Officer of United Asset Management Corporation

LYNN A. STOUT
Professor of Law, Georgetown University Law Center

JACK L. TREYNOR
Investment Adviser and Consultant
---------------
* Trustees to be elected by holders of Preferred Shares

                                    GLOSSARY

     "AA" (AA) "Composite Commercial Paper Rate," on any Valuation Date, means
(i) the Interest Equivalent of the rate on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or "Aa" by Moody's or the equivalent of such rating by another nationally recognized statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date, or (ii) in the event that the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the Interest Equivalent of the rate on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by PaineWebber Incorporated or its successors that are Commercial Paper Dealers, to the Auction Agent for the close of business on the Business Day immediately preceding such date. If one of the Commercial Paper Dealers does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by a Trust to provide such rate or rates not being supplied by the Commercial Paper Dealer. If the number of Dividend Period days shall be (i) 7 or more but fewer than 49 days, such rate shall be the Interest Equivalent of the 30-day rate on such commercial paper; (ii) 49 or more but fewer than 70 days, such rate shall be the Interest Equivalent of the 60-day rate on such commercial paper; (iii) 70 or more days but fewer than 85 days, such rate shall be the arithmetic average of the Interest Equivalent of the 60-day and 90-day rates on such commercial paper; (iv) 85 or more days but fewer than 99 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper;
(v) 99 or more days but fewer than 120 days, such rate shall be the arithmetic average of the Interest Equivalent of the 90-day and 120-day rates on such commercial paper; (vi) 120 or more days but fewer than 141 days, such rate shall be the Interest Equivalent of the 120-day rate on such commercial paper; (vii) 141 or more days but fewer than 162 days, such rate shall be the arithmetic average of the Interest Equivalent of the 120-day and 180-day rates on such commercial paper; and (viii) 162 or more days but fewer than 183 days, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

     "Additional Dividend" has the meaning set forth on page 40 of this Prospectus.

     "Adviser" means Eaton Vance Management.

     "Agent Member" means the member of the Securities Depository that will act on behalf of a Beneficial Owner of one or more APS or on behalf of a Potential Beneficial Owner.

     "Amended By-Laws" means the By-laws of each Trust, as amended February 21, 1999, specifying the powers, preferences and rights of the APS.

     "APS" means the Auction Preferred Shares with a par value of $0.01 per share and a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared), of a Trust.

     "APS Basic Maintenance Amount" has the meaning set forth on page 42 of this Prospectus.

     "APS Basic Maintenance Cure Date" has the meaning set forth on page 42 of this Prospectus.

     "APS Basic Maintenance Report" has the meaning set forth on page 43 of this Prospectus.

     "Anticipation Notes" means the following Municipal Obligations: revenue anticipation notes, tax anticipation notes, tax and revenue anticipation notes, grant anticipation notes and bond anticipation notes.

     "Applicable Percentage" has the meaning set forth on page 31 of this Prospectus.

     "Applicable Rate" means the rate per annum at which cash dividends are payable on APS for any Dividend Period.

     "Auction" means a periodic operation of the Auction Procedures.

     "Auction Agent" means Bankers Trust Corporation unless and until another commercial bank, trust company or other financial institution appointed by a resolution of the Board of Trustees of each Trust or a duly authorized committee thereof enters into an agreement with each to follow the Auction Procedures for the purpose of determining the Applicable Rate and to act as transfer agent, registrar, dividend disbursing agent and redemption agent for the APS.

     "Auction Agent Agreement" means the agreement entered into between each Trust and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for the purpose of determining the Applicable Rate.

     "Auction Date" has the meaning set forth on page 30 of this Prospectus.

     "Auction Procedures" means the procedures for conducting Auctions set forth in Appendix D to this Statement of Additional Information.

     "Available APS" has the meaning specified in Paragraph 10(d)(i) of the Auction Procedures.

     "Beneficial Owner" means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or if applicable, the Auction Agent) as a holder of APS or a Broker-Dealer that holds APS for its own account.

     "Bid" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Bidder" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Board of Trustees" or "Board" means the Board of Trustees of each Trust.

     "Broker-Dealer" means any broker-dealer, or other entity permitted by law to perform the functions required of a Broker-Dealer in the Auction Procedures, that has been selected by each Trust and has entered into a Broker-Dealer Agreement with the Auction Agent that remains effective.

     "Broker-Dealer Agreement" means an agreement entered into between the Auction Agent and a Broker-Dealer, including PaineWebber Incorporated, Prudential Securities, Salomon Smith Barney Inc. and A.G. Edwards & Sons, Inc., pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

     "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in New York City are authorized or obligated by law to close.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Cede & Co." means the nominee of DTC, and in whose name the shares of APS initially will be registered.

     "Commercial Paper Dealers" means PaineWebber Incorporated and such other commercial paper dealer or dealers as each Trust from time to time may appoint or, in lieu thereof, their respective affiliates and successors.

     "Common Shares" means the Common Shares, par value $0.01 per share, of each Trust.

     "Date of Original Issue" means, with respect to each APS, the date on which such share first is issued by each Trust.

     "Declaration of Trust" means the Agreement and Declaration of Trust of each Trust dated December 10, 1998.

     "Deposit Securities" means cash and Municipal Obligations rated at least A2 (having a remaining maturity of 12 months or less), P-1, VMIG-1 or MIG-1 by Moody's or A (having a remaining maturity of 12 months or less), A-1+ or SP-1+ by S&P.

     "Discount Factor" means a S&P Discount Factor.

     "Discounted Value" of any asset of each means with respect to an S&P Eligible Asset, the quotient of the market value thereof divided by the applicable S&P Discount Factor.

     "Dividend Payment Date" has the meaning set forth on page 36 of this Prospectus.

     "Dividend Periods" has the meaning set forth on page 36 of this Prospectus.

     "DTC" means The Depository Trust Company.

     "Eligible Assets" means S&P Eligible Assets.

     "Existing Holder" means a Broker-Dealer or any such other person as may be permitted by each Trust that is listed as the holder of record of APS in the records of the Auction Agent.

     "Fitch" means Fitch IBCA or its successors.

     "General Obligation Bond" has the meaning set forth on page 25 of this Prospectus.

     "Hold Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "IBT" means Investors Bank & Trust Company, the custodian of each Trust's assets.

     "Initial Dividend Payment Date" has the meaning set forth on page iii of this Prospectus.

     "Initial Dividend Period" means, with respect to the APS, the period from and including the Date of Original Issue to but excluding the Initial Dividend Payment Date of the APS.

     "Initial Margin" means the amount of cash or securities deposited with a broker as a margin payment at the time of purchase or sale of a financial futures contract.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "IRS" means the Internal Revenue Service.

     "Long Term Dividend Period" has the meaning set forth on page 3 of this Prospectus.

     "Mandatory Redemption Price" has the meaning set forth on page 43 of this Prospectus.

     "Marginal Tax Rate" means the maximum marginal federal income tax rate applicable to an individual's or a corporation's ordinary income, whichever is greater.

     "Maximum Applicable Rate" has the meaning specified under "Description of APS -- The Auction -- Orders by Beneficial Owners, Potential Beneficial Owners, Existing Holders and Potential Holders" in the Prospectus.

     "Maximum Potential Additional Dividend Liability" has the meaning set forth on page 42 of this Prospectus.

     "Moody's" means Moody's Investors Service, Inc. or its successors.

     "Municipal Obligations" has the meaning set forth on page 16 of this Prospectus.

     "Municipal Index" has the meaning set forth on page 26 of this Prospectus.

     "1940 Act" means the Investment Company Act of 1940, as amended from time to time.

     "1940 Act APS Asset Coverage" has the meaning set forth on page 41 of this Prospectus.

     "1940 Act Cure Date" has the meaning set forth on page 41 of this Prospectus.

     "Non-Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Non-Payment Period" has the meaning set forth on page 38 of this Prospectus.

     "Non-Payment Period Rate" has the meaning set forth on page 39 of this Prospectus.

     "Notice of Revocation" has the meaning set forth on page 38 of this Prospectus.

     "Notice of Special Dividend Period" has the meaning set forth on page 37 of this Prospectus.

     "Optional Redemption Price" has the meaning set forth on page 43 of this Prospectus.

     "Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "Potential Beneficial Owner" means a customer of a Broker-Dealer or a Broker-Dealer that is not a Beneficial Owner of APS but that wishes to purchase such shares, or that is a Beneficial Owner that wishes to purchase additional APS.

     "Potential Holder" means any Broker-Dealer or any such other person as may be permitted by each Trust, including any Existing Holder, who may be interested in acquiring APS (or, in the case of an Existing Holder, additional APS).

     "Preference Item" has the meaning set forth on page 36 of this Prospectus.

     "Preferred Shares" means preferred shares of beneficial interest, par value $0.01 per share, of each Trust.

     "Premium Call Period" has the meaning set forth under "Specific Redemption Provisions" below.

     "Receivables For Municipal Obligations Sold" has the meaning set forth on page 24 of this Prospectus.

     "Reference Rate" means: (i) with respect to a Dividend Period or a Short Term Dividend Period having 28 or fewer days, the higher of the applicable "AA" Composite Commercial Paper Rate and the Taxable Equivalent of the Short Term Municipal Obligation Rate, (ii) with respect to any Short Term Dividend Period, having more than 28 but fewer than 183 days, the applicable "AA" Composite Commercial Paper Rate, (iii) with respect to any Short Term Dividend Period having 183 or more but fewer than 364 days, the applicable U.S. Treasury Bill Rate and (iv) with respect to any Long Term Dividend Period, the applicable U.S. Treasury Note Rate.

     "Request for Special Dividend Period" has the meaning set forth on page 37 of this Prospectus.

     "Response" has the meaning set forth on page 37 of this Prospectus.

     "Retroactive Taxable Allocation" has the meaning set forth on page 40 of this Prospectus.

     "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors.

     "S&P Discount Factor" has the meaning set forth on page 22 of this Prospectus.

     "S&P Eligible Assets" has the meaning set forth on page 22 of this Prospectus.

     "S&P Exposure Period" means the maximum period of time following a Valuation Date, including the Valuation Date and the APS Basic Maintenance Cure Date, that each Trust has under the Amended By-Laws to cure any failure to maintain, as of such Valuation Date, a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount.

     "S&P Hedging Transactions" has the meaning set forth on page 26 of this Prospectus.

     "S&P Volatility Factor" means 277% or such other potential dividend rate increase factor as S&P advises each Trust in writing is applicable.

     "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by each Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

     "Sell Order" has the meaning specified in Subsection 10(b)(i) of the Auction Procedures.

     "7-Day Dividend Period" means a Dividend Period consisting of seven days.

     "Short Term Dividend Period" has the meaning set forth on page 3 of this Prospectus.

     "Special Dividend Period" has the meaning set forth on page 3 of this Prospectus.

     "Specific Redemption Provisions" means, with respect to a Special Dividend Period, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees of each Trust, after consultation with the Auction Agent and the Broker-Dealers, during which the APS subject to such Dividend Period shall not be subject to redemption at the option of a Trust and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees of each Trust, after consultation with the Auction Agent and the Broker-Dealers, during each year of which the APS subject to such Dividend Period shall be redeemable at a Trust's option at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $25,000, as determined by the Board of Trustees of each Trust after consultation with the Auction Agent and the Broker-Dealers.

     "Submission Deadline" has the meaning specified in Subsection 10(a)(x) of the Auction Procedures.

     "Submitted Bid" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Hold Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Submitted Sell Order" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Subsequent Dividend Period" means each Dividend Period after the Initial Dividend Period.

     "Substitute Rating Agency" and "Substitute Rating Agencies" shall mean a nationally recognized statistical rating organization or two nationally recognized statistical rating organizations, respectively, selected by PaineWebber Incorporated, or its respective affiliates and successors, after consultation with each Trust, to act as a substitute rating agency or substitute rating agencies, as the case may be, to determine the credit ratings of the APS.

     "Sufficient Clearing Bids" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

     "Taxable Equivalent of the Short-Term Municipal Obligations Rate" on any date means 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index (the "Kenny Index"), or any successor index made available for the Business Day immediately preceding such date but in any event not later than 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor thereto, based upon 30-day yield evaluations at par of bonds the interest on which is excludable for federal income tax purposes under the Code of "high grade" component issuers selected by Kenny Information Systems Inc. or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds but shall exclude any bonds the interest on which constitutes a Preference Item, divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal); provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York City time, on such date by Kenny Information Systems Inc. or any successor, the Taxable Equivalent of the Short-Term Municipal Obligations Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the marginal tax rate noted above (expressed as a decimal). A Trust may not utilize a successor index to the Kenny Index unless S&P provides the Trust with written confirmation that the use of such successor index will not adversely affect the then-current S&P rating of the APS.

     "Treasury Bonds" has the meaning set forth on page 26 of this Prospectus.

     "Trust" means each Eaton Vance Municipal Income Trust listed on the cover page of this Prospectus, each a Massachusetts business trust that is the issuer of APS.

     "U.S. Treasury Bill Rate" on any date means (i) the Interest Equivalent of the rate on the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Bill Rate on such date. "Alternate Treasury Bill Rate" on any date means the Interest Equivalent of the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded Treasury Bill with a maturity most nearly comparable to the length of the related Dividend Period, as determined by bid price quotations as of any time on the

Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "U.S. Treasury Note Rate" on any date means (i) the yield as calculated by reference to the bid price quotation of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as such bid price quotation is published on the Business Day immediately preceding such date by the Federal Reserve Bank of New York in its Composite 3:30 p.m. Quotations for U.S. Government Securities report for such Business Day, or (ii) if such yield as so calculated is not available, the Alternate Treasury Note Rate on such date. "Alternate Treasury Note Rate" on any date means the yield as calculated by reference to the arithmetic average of the bid price quotations of the actively traded, current coupon Treasury Note with a maturity most nearly comparable to the length of the related Dividend Period, as determined by the bid price quotations as of any time on the Business Day immediately preceding such date, obtained from at least three recognized primary U.S. Government securities dealers selected by the Auction Agent.

     "Valuation Date" has the meaning set forth on page 42 of this Prospectus.

     "Variation Margin" means, in connection with an outstanding financial futures contract owned or sold by each Trust, the amount of cash or securities paid to or received from a broker (subsequent to the Initial Margin payment) from time to time as the price of such financial futures contract fluctuates.

     "Winning Bid Rate" has the meaning specified in Subsection 10(d)(i) of the Auction Procedures.

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

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

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                                  2,360 SHARES
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                                  1,420 SHARES
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                                   860 SHARES
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                                   700 SHARES
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                                  1,520 SHARES
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                                  1,780 SHARES
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                                   940 SHARES
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST
                                   900 SHARES

                            AUCTION PREFERRED SHARES
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                             ---------------------
                             ---------------------

                               [EATON VANCE LOGO]

                             ----------------------

                                   PROSPECTUS
                             ----------------------
                            PAINEWEBBER INCORPORATED
                             PRUDENTIAL SECURITIES
                              SALOMON SMITH BARNEY
                           A.G. EDWARDS & SONS, INC.
                               ------------------
                                 MARCH 1, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                            STATEMENT OF
                                            ADDITIONAL INFORMATION

                                            MARCH 1, 1999

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                               24 FEDERAL STREET
                          BOSTON, MASSACHUSETTS 02110
                                 (800) 225-6265

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Additional Investment Information and Restrictions..........  B-2
Trustees and Officers.......................................  B-7
Investment Advisory and Other Services......................  B-10
Portfolio Trading...........................................  B-11
Taxes.......................................................  B-13
Other Information...........................................  B-14
Auditors....................................................  B-15
Financial Statements and Independent Auditors' Reports......  B-16
Unaudited Portfolios of Investments Owned...................  B-40
Appendix A: Ratings of Municipal Bonds......................  B-49
Appendix B: Tax Equivalent Yield Tables.....................  B-55
Appendix C: Settlement Procedures...........................  B-63
Appendix D: Auction Procedures..............................  B-66
Appendix E: State and U.S. Territory Information............  B-73

--------------------------------------------------------------------------------

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE EATON VANCE MUNICIPAL INCOME TRUSTS LISTED ABOVE (EACH A "TRUST") DATED MARCH 1, 1999 AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING ANY TRUST AT 1-800-225-6265.

     Capitalized terms used in this Statement of Additional Information and not otherwise defined herein have the meanings given them in the Trusts' Prospectus.

               ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS

     Municipal Obligations. Municipal Obligations are issued to obtain funds for various public and private purposes. Municipal Obligations include long-term obligations, which are often called municipal bonds, as well as tax-exempt commercial paper, project notes and municipal notes such as tax, revenue and bond anticipation notes of short maturity, generally less than three years. Market rates of interest available with respect to Municipal Obligations may be lower than those available with respect to taxable securities, although such differences may be partially or wholly offset by the effects of federal income tax on income derived from taxable securities. While most Municipal Obligations pay a fixed rate of interest semi-annually in cash, some bonds pay no periodic cash interest but instead make a single payment at maturity representing both principal and interest. Municipal Obligations may be issued or subsequently offered with interest coupons materially greater or less than those then prevailing, with price adjustments reflecting such deviation.

     In general, there are three categories of Municipal Obligations the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax ("AMT") ("Preference Item"): (i) certain "public purpose" obligations (whenever issued), which include obligations issued directly by state and local governments or their agencies to fulfill essential governmental functions; (ii) certain obligations issued before August 8, 1986 for the benefit of non-governmental persons or entities; and (iii) certain "private activity bonds" issued after August 7, 1986, which include "qualified Section 501(c)(3) bonds" or refundings of certain obligations included in the second category. Interest on obligations in the last category is exempt from federal income tax but is treated as a Preference Item that could subject the recipient to, or increase the recipient's liability for, the AMT. For corporate shareholders, each Trust's distributions derived from interest on all Municipal Obligations (whenever issued) is included in "adjusted current earnings" for purposes of the AMT (to the extent not already included in alternative minimum taxable income as income attributable to private activity bonds). In assessing the federal income tax treatment of interest on any such obligation, each Trust will rely on an opinion of the issuer's counsel (when available) obtained by the issuer or other reliable authority and will not undertake any independent verification thereof.

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate and amount.

     Revenue bonds are generally secured by the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water, sewer and solid waste disposal systems; highways, bridges and tunnels; port, airport and parking facilities; transportation systems; housing facilities, colleges and universities and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without legal obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are normally secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority's obligations. Such payments are usually subject to annual appropriations by the state or locality. Industrial development and pollution control bonds, although nominally issued by municipal authorities, are in most cases revenue bonds and are generally not secured by the taxing power of the municipality, but are usually secured by the revenues derived by the authority from payments of the industrial user or users. Each Trust may on occasion acquire revenue bonds which carry warrants or similar rights covering equity securities. Such warrants or rights may be held indefinitely, but if exercised, each Trust anticipates that it would, under normal circumstances, dispose of any equity securities so acquired within a reasonable period of time.

     The obligations of any person or entity to pay the principal of and interest on a Municipal Obligation are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any person or entity to pay when due principal of and interest on a Municipal Obligation may be materially affected. There have been recent instances of defaults and bankruptcies involving Municipal Obligations which were not foreseen by the financial and investment communities. Each Trust will take whatever action it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer of any Municipal Obligation or of the underlying source of funds for debt service. Such action may include retaining the services of various persons or firms (including affiliates of the Adviser) to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by a Trust as a result of any such event, and a Trust may also manage (or engage other persons to manage) or otherwise deal with any real estate, facilities or other assets so acquired. Each Trust anticipates that real estate consulting and management services may be required with respect to properties securing various Municipal Obligations in its portfolio or subsequently acquired by it. Each Trust will incur additional expenditures in taking protective action with respect to portfolio obligations in default and assets securing such obligations. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, each Trust may take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer's obligations on such securities, which may increase the operating expenses and adversely affect the net asset value of a Trust. Any income derived from the ownership of operation of such assets may not be tax-exempt. In addition, each Trust's intention to qualify as a "regulated investment company" ("RIC") under the Code may limit the extent to which a Trust may exercise its rights by taking possession of such assets, because as a RIC a Trust is subject to certain limitations on its investments and on the nature of its income. See "Taxes".

     The yields on Municipal Obligations are dependent on a variety of factors, including purposes of issue and source of funds for repayment, general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Obligations which they undertake to rate. It should be emphasized, however, that ratings are based on judgment and are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. In addition, the market price of Municipal Obligations will normally fluctuate with changes in interest rates, and therefore the net asset value of a Trust will be affected by such changes.

     State Concentration. Each Trust normally will invest 65% or more of its total assets in Municipal Obligations of issuers located in the applicable state, and may invest 25% or more of its total assets in a U.S. territory (Puerto Rico, the U.S. Virgin Islands and Guam). When a Trust does so, it will be sensitive to factors affecting that state or territory, such as changes in the economy, decreases in tax collection or the tax base, legislation which limits taxes and changes in issuer credit ratings.

     Economic Sector Concentration. Each Trust may invest 25% or more of its total assets in Municipal Obligations of issuers in the same economic sector. There could be economic, business or political developments which might affect all Municipal Obligations in a particular economic sector. In particular, investments in the industrial revenue bonds described above might involve (without limitation) the following risks.

     Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. Among the influences affecting a hospital's gross receipts and net income available to service its debt are demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding and possible federal legislation limiting the rates of increase of hospital charges.

     Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by safety and environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices and in achieving timely and adequate rate relief from regulatory commissions, effects of energy conservation and limitations on the capacity of the capital market to absorb utility debt.

     Bonds to finance life care facilities are normally secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues sufficient to meet debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit, it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures is an important factor in this process. The facilities may also be affected adversely by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Municipal Leases. Each Trust may invest in municipal leases and participations therein, which arrangements frequently involve special risks. Municipal leases are obligations in the form of a lease or installment purchase arrangement which is issued by state or local governments to acquire equipment and facilities. Interest income from such obligations is generally exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Participations entitle their holders to receive a pro rata share of all payments under the lease. The obligation of the issuer to meet its obligations under such leases is often subject to the appropriation by the appropriate legislative body, on an annual or other basis, of funds for the payment of the obligations. Investments in municipal leases are thus subject to the risk that the legislative body will not make the necessary appropriation and the issuer will not otherwise be willing or able to meet its obligation. Certain municipal lease obligations are illiquid.

     When-Issued Securities. New issues of Municipal Obligations are sometimes offered on a "when-issued" basis, that is, delivery and payment for the securities normally take place within a specified number of days after the date of a Trust's commitment and are subject to certain conditions such as the issuance of satisfactory legal opinions. Each Trust may also purchase securities on a when-issued basis pursuant to refunding contracts in connection with the refinancing of an issuer's outstanding indebtedness. Refunding contracts generally require the issuer to sell and a Trust to buy such securities on a settlement date that could be several months or several years in the future. Each Trust may also purchase instruments that give a Trust the option to purchase a Municipal Obligation when and if issued.

     Each Trust will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell such securities before the settlement date if it is deemed advisable as a matter of investment strategy. The payment obligation and the interest rate that will be received on the securities are fixed at the time a Trust enters into the purchase commitment. When a Trust commits to purchase a security on a when-issued basis it records the transaction and reflects the value of the security in determining its net asset value. Securities purchased on a when-issued basis and the securities held by a Trust are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e. appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent that a Trust remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in the Trust's net asset value than if it set aside cash to pay for when-issued securities.

     Redemption, Demand and Put Features and Put Options. Issuers of Municipal Obligations reserve the right to call (redeem) the bond. If an issuer redeems securities held by a Trust during a time of declining interest rates, the Trust may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed. Also, some bonds may have "put" or "demand" features that allow early redemption by the bondholder. Longer term fixed-rate bonds may give the holder a right to request redemption at certain times (often annually after the lapse of an intermediate term). These bonds are more defensive than conventional long term bonds because they may protect to some degree against a rise in interest rates.

     Liquidity and Protective Put Options. Each Trust may also enter into a separate agreement with the seller of a security or some other person granting a Trust the right to put the security to the seller thereof or the other person at an agreed upon price. Such agreements are subject to the risk of default by the other party, although each Trust intends to limit this type of transaction to institutions (such as banks or securities dealers) which the Adviser believes present minimal credit risks. Each Trust would engage in this type of transaction to facilitate portfolio liquidity or (if the seller so agrees) to hedge against rising interest rates. There is no assurance that this kind of put option will be available to each Trust or that selling institutions will be willing to permit a Trust to exercise a put to hedge against rising interest rates. Each Trust does not expect to assign any value to any separate put option which may be acquired to facilitate portfolio liquidity, inasmuch as the value (if any) of the put will be reflected in the value assigned to the associated security; any put acquired for hedging purposes would be valued in good faith under methods or procedures established by the Trustees of each Trust after consideration of all relevant factors, including its expiration date, the price volatility of the associated security, the difference between the market price of the associated security and the exercise price of the put, the creditworthiness of the issuer of the put and the market prices of comparable put options. Interest income generated by certain bonds having put or demand features may be taxable.

     Illiquid Obligations. At times, a substantial portion of each Trust's assets may be invested in securities as to which a Trust, by itself or together with other accounts managed by the Adviser and its affiliates, holds a major portion or all of such securities. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Trust could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Trust's net asset value.

     The secondary market for some Municipal Obligations issued within a state (including issues which are privately placed with a Trust) is less liquid than that for taxable debt obligations or other more widely traded Municipal Obligations. No established resale market exists for certain of the Municipal Obligations in which each Trust may invest. The market for obligations rated below investment grade is also likely to be less liquid than the market for higher rated obligations. As a result, each Trust may be unable to dispose of these Municipal Obligations at times when it would otherwise wish to do so at the prices at which they are valued.

     Futures Contracts and Options on Futures Contracts. A change in the level of interest rates may affect the value of the securities held by each Trust (or of securities that each Trust expects to purchase). To hedge against changes in rates or as a substitute for the purchase of securities, each Trust may enter into (i) futures contracts for the purchase or sale of debt securities and (ii) futures contracts on securities indices. All futures contracts entered into by each Trust are traded on exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant exchange. Each Trust may purchase and write call and put options on futures contracts which are traded on a U.S. or foreign exchange or board of trade. Each Trust will be required, in connection with transactions in futures contracts and the writing of options on futures, to make margin deposits, which will be held by each Trust's custodian for the benefit of the futures commission merchant through whom each Trust engages in such futures and options transactions.

     Some futures contracts and options thereon may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit transactions in an exchange-traded instrument, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent each Trust from closing out positions and limiting its losses.

     Each Trust will engage in futures and related options transactions for bona fide hedging purposes or non-hedging purposes as defined in or permitted by CFTC regulations. Each Trust will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by a Trust or which it expects to purchase. Each Trust will engage in transactions in futures and related options contracts only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a RIC for federal income tax purposes.

     Investment Restrictions. The following investment restrictions of each Trust are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Trust's outstanding voting securities, which as used in this Statement of Additional Information means the lesser of (a) 67% of the shares of a Trust present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of a Trust. As a matter of fundamental policy, each Trust may not:

          (1) Borrow money, except as permitted by the 1940 Act;

          (2) Issue senior securities, as defined in the 1940 Act, other than
     (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

          (3) Purchase securities on margin (but a Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

          (4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933 in selling or disposing of a portfolio investment;

          (5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which a Trust is authorized to invest in accordance with its investment objective and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

          (6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. Each Trust reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities; or

          (7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices or other financial instruments.

          (8) Invest more than 25% of its total assets in securities of issuers in any one industry.*

     * Securities of the U.S. Government, its agencies, or instrumentalities, and securities, including Municipal Obligations, backed by the credit of a governmental entity are not considered to represent industries. However, Municipal Obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, the 25% limitation would apply to such obligations. As discussed previously in this section and in the Prospectus, it is nonetheless possible that a Trust may invest more than 25% of its total assets in a broader economic sector of the market for Municipal Obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Trust reserves the right to invest more than 25% of its assets in industrial development bonds and private activity securities.

     For purposes of each Trust's investment restrictions, the determination of the "issuer" of a Municipal Obligation that is not a general obligation bond will be made by the Adviser on the basis of the characteristics of the obligation and other relevant factors, the most significant of which is the source of funds committed to meeting interest and principal payments of such obligation.

     Each Trust has adopted the following nonfundamental investment policy, which may be changed by its Trustees without approval of the Trust's shareholders. As a matter of nonfundamental policy, each Trust may not make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

     Upon Board of Trustee approval, each Trust may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

     Whenever an investment policy or investment restriction set forth in the Prospectus or this Statement of Additional Information states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of a Trust's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances will not compel a Trust to dispose of such security or other asset. Notwithstanding the foregoing, each Trust must always be in compliance with the borrowing policies set forth above.

                             TRUSTEES AND OFFICERS

     Each Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110. Those Trustees who are "interested persons" of each Trust as defined in the 1940 Act by virtue of their affiliation with Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

JESSICA M. BIBLIOWICZ (38), TRUSTEE (1)
President and Chief Operating Officer of John A. Levin & Co. (a registered investment advisor) (since July 1997) and a Director of Baker, Fentress & Company which owns John A. Levin & Co. (since July 1997). Formerly Executive Vice President of Smith Barney Mutual Funds (from July 1994 to June 1997). Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: One Rockefeller Plaza, New York, New York 10020

DONALD R. DWIGHT (67), TRUSTEE (1)
President of Dwight Partners, Inc. (a corporate relations and communications company). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

JAMES B. HAWKES (57), VICE PRESIDENT AND TRUSTEE* (2)
Chairman, President and Chief Executive Officer of Eaton Vance, BMR and their corporate parent and trustee (EVC and EV). Director of EVC and EV. Trustee and officer of various investment companies managed by Eaton Vance or BMR.

SAMUEL L. HAYES, III (63), TRUSTEE (2)(4)
Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Trustee of Kobrick-Cendant Investment Trust (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 345 Nahatan Road, Westwood, Massachusetts 02090

NORTON H. REAMER (63), TRUSTEE (3)(4)
Chairman of the Board and Chief Executive Officer, United Asset Management Corporation (a holding company owning institutional investment management firms); Chairman, President and Director of UAM Funds (mutual funds). Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

LYNN A. STOUT (41), TRUSTEE (3)
Professor of Law, Georgetown University Law Center. Elected Trustee October 30, 1998. Trustee of various investment companies managed by Eaton Vance or BMR since October 30, 1998.
Address: 600 New Jersey, NW, Washington, DC 20001.

JACK L. TREYNOR (68), TRUSTEE (3)
Investment Adviser and Consultant. Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

THOMAS J. FETTER (55), PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH (42), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

THOMAS M. METZOLD (40), VICE PRESIDENT
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR (53), TREASURER
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER (58), SECRETARY
Vice President and Chief Legal Officer of Eaton Vance, BMR, EVC and EV since November 1, 1996. Previously, he was a Partner of the law firm of Kirkpatrick & Lockhart LLP, New York and Washington, D.C., and was Executive Vice President of Neuberger & Berman Management, Inc., a mutual fund management company. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (62), ASSISTANT TREASURER AND ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (35), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.

ERIC G. WOODBURY (41), ASSISTANT SECRETARY
Vice President of Eaton Vance and BMR. Officer of various investment companies managed by Eaton Vance or BMR.
---------------
(1) Class I Trustee whose term expires in 1999.

(2) Class II Trustee whose term expires in 2000.

(3) Class III Trustee whose term expires in 2001.

(4) Trustee to be elected exclusively by holders of Preferred Shares as described in the Prospectus.

     Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of each Trust. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to a Trust, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Trust or its shareholders.

     The Nominating Committee of the Board of Trustees of each Trust is comprised of all Trustees who are not "interested persons" as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates.

     Messrs. Treynor (Chairman) and Dwight and Ms. Bibliowicz are members of the Audit Committee of the Board of Trustees of each Trust. The Audit Committee's functions include making recommendations to the Trustees regarding the selection of the independent certified public accountants, and reviewing matters relative to trading and brokerage policies and practices, accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of each Trust.

     Trustees of each Trust who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Trust in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on a Trust's assets, liabilities, and net income per share, and will not obligate a Trust to retain the services of any Trustee or obligate a Trust to pay any particular level of compensation to the Trustee. Each Trust does not have a retirement plan for its Trustees.

     The fees and expenses of the noninterested Trustees of each Trust are paid by the applicable Trust. (The Trustees of each Trust who are members of the Eaton Vance organization receive no compensation from the Trust.) During the year ended December 31, 1998, the noninterested Trustees of each Trust earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance fund complex(1). It is estimated that the noninterested Trustees will receive from each Trust the amounts set forth below for the fiscal year ending November 30, 1999.

                                                   TOTAL COMPENSATION         ESTIMATED
                                                     FROM TRUSTS AND      COMPENSATION FROM
                      NAME                            FUND COMPLEX            EACH TRUST
                      ----                         -------------------    ------------------
Jessica M. Bibliowicz............................            N/A                 $385
Donald R. Dwight.................................       $156,250(2)               385
Samuel L. Hayes, III.............................        166,250(3)               381
Norton H. Reamer.................................        156,250                  374
Lynn A. Stout....................................            N/A                  385
Jack L. Treynor..................................        165,000                  421

---------------
(1) As of January 1, 1999 the Eaton Vance fund complex consists of 143 registered investment companies or series thereof.

(2) Includes $56,250 of deferred compensation.

(3) Includes $41,563 of deferred compensation.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

     Each Trust will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement. Such costs and expenses to be borne by each Trust include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Trust shares; and investment advisory and administration fees. Each Trust will also bear expenses incurred in connection with any litigation in which each Trust is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

     Each Advisory Agreement with the Adviser continues in effect to February 28, 2000 and from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of a Trust or of the Adviser cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of a Trust or by vote of a majority of the outstanding interests of a Trust. Each Trust's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of each Trust's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of each Trust or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of a Trust. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to a Trust under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Trust for any loss incurred, to the extent not covered by insurance.

     BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. BMR, Eaton Vance and EV are wholly-owned subsidiaries of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, Benjamin A. Rowland, Jr., John G.L. Cabot, John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of Eaton Vance are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Rowland, and Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Duncan Richardson, William M. Steul and Wharton P. Whitaker. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and Officers", all of the officers of each Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

     EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of each Trust, IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Trust and such banks.

                               PORTFOLIO TRADING

     Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the Adviser. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of each Trust and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to each Trust and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any. Municipal Obligations, including state obligations, purchased and sold by each Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. Each Trust may also purchase Municipal Obligations from underwriters, and dealers in fixed price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security through a broker on an agency basis, in which case each Trust will incur a brokerage commission. Although spreads or commissions on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, spreads or commissions exceeding those which another firm might charge may be paid to firms who were selected to execute transactions on behalf of each Trust and the Adviser's other clients for providing brokerage and research services to the Adviser.

     As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of each Trust may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

     It is a common practice of the investment advisory industry and of the Advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements.

Consistent with this practice, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places each Trust's transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by each Trust is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

     Each Trust and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities. The investment companies sponsored by the Adviser or BMR may allocate trades in such offerings to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser, to such companies. Such companies may also pay cash for such information.

     Subject to the requirement that the Adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling shares of a Trust or of other investment companies sponsored by the Adviser. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc. ("NASD"), which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Municipal Obligations considered as investments for each Trust may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by a Trust and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where a Trust will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to each Trust from time to time, it is the opinion of the Trustees of each Trust that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

                                     TAXES

     Each Trust has elected to be, and intends to qualify for treatment each year, as a RIC under the Code. Accordingly, each Trust intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net investment income (including tax-exempt income) and net capital gains in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status. By doing so, each Trust will avoid any federal income tax on any income and gains it distributes to its shareholders. If a Trust failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all distributions, including those that otherwise would qualify as "exempt-interest dividends" (described below), as dividends (that is, ordinary income) to the extent of the Trusts' earnings and profits.

     To avoid incurring a federal excise tax obligation, each Trust must distribute (or be deemed to have distributed) each calendar year (i) at least 98% of the sum of (a) its ordinary income (not including tax-exempt income) for that year and (b) its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on November 30 of that year, after reduction by any available capital loss carryforward, and (ii) 100% of certain other amounts. Under current law, provided that a Trust qualifies as a RIC, it should not be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

     Each Trust's investment in zero coupon and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. A Trust may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash to enable it to distribute that income to its shareholders and thereby remain qualified for treatment as a RIC and avoid imposition of the excise tax described above.

     Investments in lower-rated or unrated securities may present special tax issues for a Trust to the extent that the issuers of these securities default on their obligations pertaining thereto. The federal tax law is not entirely clear regarding the consequences of a Trust's taking certain positions in connection with ownership of distressed securities. For example, there is uncertainty regarding (i) when a Trust may or must cease to accrue interest, original issue discount or market discount on these securities, (ii) when and to what extent deductions may be taken for bad debts or worthless securities, (iii) how payments received on obligations in default should be allocated between principal and income, and (iv) whether exchanges of debt obligations in a workout context are taxable.

     Distributions by each Trust of net tax-exempt interest income that are properly designated as "exempt-interest dividends" may be treated by shareholders as interest excludable from gross income under Section 103(a) of the Code. For a Trust to be able to pay exempt-interest dividends, it must, and each Trust intends to, satisfy the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from federal income tax under Section 103(a). The portion of exempt-interest dividends attributable to interest on certain Municipal Obligations is treated as a Preference Item. Shareholders are required to report exempt-interest dividends on their federal income tax returns.

     Each Trust will designate distributions made to holders of Common Shares and to holders of Preferred Shares, including the APS, in accordance with each class's proportionate share of each item of Trust income (such as tax-exempt interest, net capital gains and other taxable income).

     A portion of the exempt-interest dividends paid by a Trust will not be tax-exempt to any shareholder who is a "substantial user" of the facilities financed by tax-exempt obligations held by that Trust or "related persons" of such substantial users.

     Any recognized gain or other income attributable to market discount on long-term tax-exempt Municipal Obligations (i.e., obligations with a term of more than one year) purchased other than, in general, at their original issue, is taxable as ordinary income. Such an obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount, or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, subject to a de minimis exclusion.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Obligations, and it can be expected that similar proposals may be introduced in the future. If any such proposals were enacted, the availability of Municipal Obligations for investment by each Trust and the value of the securities it held may be affected.

     Each Trust may realize some capital gains (and/or losses) as a result of market transactions, including sales of portfolio securities and rights to when-issued securities and options and futures transactions. Each Trust may also realize taxable income from certain short-term taxable obligations, securities loans, a portion of discount with respect to certain stripped Municipal Obligations or their stripped coupons, and certain realized gains or income attributable to accrued market discount. Any distributions by a Trust of those capital gains or taxable income would be taxable to its shareholders. However, it is expected that those amounts, if any, would normally be insubstantial in relation to the tax-exempt interest earned by each Trust. Certain distributions declared in October, November or December and paid the following January may be taxed to shareholders as if received on December 31 of the year in which they are declared.

     Each Trust's transactions in options and futures contracts will be subject to special tax rules that may affect the amount, timing and character of distributions to its shareholders. For example, certain positions held by a Trust on the last business day of each taxable year will be "marked to market" (i.e., treated as if closed out on that day), and any resulting gain or loss (in addition to gain or loss from actual dispositions of such positions) will generally be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Trust that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," which are subject to tax rules that may cause deferral of Trust losses, adjustments in the holding period of portfolio securities and conversion of short-term capital losses into long-term capital losses. Each Trust may have to limit its activities in options and futures contracts to enable it to maintain its RIC status.

     Investments in APS are not appropriate for non-U.S. investors or qualified retirement plans and accounts.

     State and Local Taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. Shareholders of a Trust may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they are resident, but taxable generally on income derived from obligations of other jurisdictions. Each Trust will report annually to shareholders the percentages representing the proportionate ratio of its net tax-exempt income earned in each state.

     The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state or local tax consequences of investing in each Trust.

                               OTHER INFORMATION

     Each Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. Each Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations or affairs of a Trust. Each Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Trust itself is unable to meet its obligations. Each Trust believes the risk of any holder of APS incurring any liability for the obligations of a Trust is remote.

     Each Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in any Declaration of Trust protects a Trustee against any liability to the Trust or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares of a Trust voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

     Each Trust's Declaration of Trust provides that no person shall serve as a Trustee of the Trust if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. Each Declaration of Trust further provides that the Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing so to do by the record holders of not less than 10% of the outstanding shares.

     The Trusts' Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement that each Trust has filed with the SEC. The complete Registration Statement of each Trust may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

                                    AUDITORS

     Deloitte & Touche LLP, Boston, Massachusetts, are the independent accountants for each Trust, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $100,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $225,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $125,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance California Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 3,333,333.33 shares.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance California Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance California Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance California Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $100,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $225,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $125,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Florida Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 1,666,666.67 shares.

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Florida Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Florida Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Florida Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $ 50,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $175,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $ 75,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Massachusetts Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 1,666,666.67 shares.

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Massachusetts Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Massachusetts Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Florida Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $ 50,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $175,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $ 75,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Michigan Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 1,666,666.67 shares.

                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Michigan Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Michigan Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Florida Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $100,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $225,000
LIABILITIES:
     Initial offering expenses accrued......................  $100,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $125,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance New Jersey Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 3,333,333.33 shares.

                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance New Jersey Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance New Jersey Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998, to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Florida Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $100,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $225,000
LIABILITIES:
     Initial offering expenses accrued......................  $100,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $125,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance New York Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 3,333,333.33 shares.

                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance New York Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance New York Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance New York Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                         EATON VANCE OHIO INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $ 50,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $175,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $ 75,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Ohio Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,667.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 1,666,666.67 shares.

                    EATON VANCE OHIO MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Ohio Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Ohio Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Ohio Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                      STATEMENT OF ASSETS AND LIABILITIES

                                JANUARY 21, 1999

ASSETS:
     Cash...................................................  $100,000
     Deferred initial offering expenses.....................  $ 50,000
     Receivable from Investment Adviser for expenses subject
      to expense reimbursement plan.........................  $ 24,411
     Receivable from Investment Adviser for expenses assumed
      by Investment Adviser.................................  $    589
                                                              --------
          Total assets......................................  $175,000
LIABILITIES:
     Initial offering expenses accrued......................  $ 50,000
     Accrued expenses.......................................  $ 25,000
                                                              --------
          Total liabilities.................................  $ 75,000
                                                              --------
Net assets applicable to 6,666.67 common shares of
  beneficial interest issued and outstanding................  $100,000
                                                              --------
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $  15.00
                                                              ========

                          NOTE TO FINANCIAL STATEMENT

     Eaton Vance Pennsylvania Municipal Income Trust was formed under an Agreement and Declaration of Trust dated December 10, 1998 and has been inactive since that date except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of 6,666.67 shares of its beneficial interest to Eaton Vance Management, the Fund's administrator. The initial offering expenses, including federal and state registration and qualification fees, will be deducted from net proceeds, and will not exceed $0.03 per share, as Eaton Vance Management or an affiliate will pay any such expenses in excess of $0.03 per share. The initial offering expenses reflected above assume the initial sale of 1,666,666.67 shares.

                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                            STATEMENT OF OPERATIONS

 FOR THE PERIOD FROM THE DATE OF ORGANIZATION DECEMBER 10, 1998 TO JANUARY 21,
                                      1999

INCOME:.....................................................  $      0
                                                              --------
EXPENSES:
     Organization expenses..................................  $ 25,000
                                                              --------
          Total Expenses....................................  $ 25,000
                                                              --------
Less:
Preliminary reduction of expenses reimbursement plan........  $(24,411)
Assumption of expenses by Investment Adviser................  $   (589)
                                                              --------
Net Expenses................................................  $      0
                                                              --------
Net Income..................................................  $      0
                                                              --------

                          NOTE OF FINANCIAL STATEMENT

     Eaton Vance Management, the Trust's administrator, has agreed to bear all ordinary and organizational expenses of the Trust that exceed 5% of average weekly net assets (taking into account the deduction of any preferred shares and related expenses) for the first fiscal year of operations. In return for this arrangement, the Trust will reimburse Eaton Vance over the first year of operations for organizational expenses of the Trust initially borne by the administrator. In addition, for the period from the date of organization, December 10, 1998, to January 21, 1999, Eaton Vance has agreed to voluntarily assume any expenses not covered by the expense reimbursement plan.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholder of
Eaton Vance Pennsylvania Municipal Income Trust:

     We have audited the accompanying statement of assets and liabilities of Eaton Vance Pennsylvania Municipal Income Trust (the "Fund") as of January 21, 1999 and the related statement of operations for the period from the date of organization December 10, 1998 to January 21, 1999. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, such financial statements referred to above presents fairly, in all material respects, the financial position of Eaton Vance Pennsylvania Municipal Income Trust as of January 21, 1999, and the results of its operations for the stated period, in conformity with generally accepted accounting principles.

                                          Deloitte & Touche LLP

Boston, Massachusetts
January 22, 1999

             EACH TRUST'S UNAUDITED PORTFOLIO OF INVESTMENTS OWNED
                           (AS OF FEBRUARY 19, 1999)

CALIFORNIA TRUST

                                                                                                                            % OF
                                                                                             SHARES/                        NET
CUSIP                             SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE     ASSETS
-----                             --------------                         ----    --------   ---------     ------------     ------

EDUCATION
1301748S7  CA Educational Authority -- Claremont McKenna College.......  5.00%   11/01/29   $3,000,000   $ 2,988,090.00      3.26%
1301746B6  CA Educational Facilities Authority.........................  5.00%   10/01/28    4,500,000     4,475,655.00      4.89%
                                                                                                         --------------   --------
                                                                                                           7,463,745.00      8.15%
                                                                                                         --------------   --------

GENERAL OBLIGATIONS
120781BV0  Burbank City CA Unified School District.....................          08/01/18    3,650,000     1,382,291.50      1.50%

HEALTH
13033AC25  CA Health Facilities Financing Authority....................  3.10%   09/01/28    4,500,000     4,500,000.00      4.92%
13077TAH0  CA Statewide Communities Development -- Memorial Health                                                           4.92%
           Services....................................................  2.50%   10/01/26    4,500,000     4,500,000.00
13033A7L9  California Health Facilities Authority -- Sutter Health.....  5.00%   08/15/38    1,600,000     1,574,240.00      1.72%
861345CW4  Stockton CA Health -- Dameron Hospital Association..........  5.70%   12/01/14    1,000,000     1,022,550.00      1.12%
                                                                                                         --------------   --------
                                                                                                          11,596,790.00     12.68%
                                                                                                         --------------   --------

INDUSTRIAL
13033A7N5  California Health Facilities Authority -- Sutter Health.....  8.20%   08/15/28    1,070,000     1,123,360.90      1.23%
544644BC0  Los Angeles CA Unified School District......................  5.38%   07/01/21    3,000,000     2,997,810.00      3.28%
797652X82  San Francisco City & County Airports Commission.............  4.75%   05/01/29    4,000,000     3,859,840.00      4.22%
                                                                                                         --------------   --------
                                                                                                           7,981,010.90      8.73%
                                                                                                         --------------   --------

MISCELLANEOUS
1301743Y9  CA State Educational Authority..............................  5.13%   01/01/31    4,500,000     4,544,865.00      4.97%
544712MR0  Los Angeles County CA Metropolitan Trans. Authority.........  6.51%   07/01/28    2,250,000     2,077,515.00      2.27%
54474CDE4  Los Angeles County CA Pension Obligation....................  2.20%   06/30/07    4,000,000     4,000,000.00      4.37%
797415EH5  San Diego County CA Water Authority.........................  4.75%   05/01/28    4,500,000     4,337,910.00      4.74%
797669GE2  San Francisco CA Rapid Transit District.....................  5.00%   07/01/28    4,500,000     4,482,540.00      4.90%
                                                                                                         --------------   --------
                                                                                                          19,442,830.00     21.25%
                                                                                                         --------------   --------

MULTIPLE UTILITIES
10727XCN6  Brentwood CA Infrastructure Financing Authority.............  5.63%   09/02/29      900,000       885,780.00      0.96%
                                                                                                         --------------   --------

N/A
592663SY5  Metropolitan Water District Southern California.............  5.00%   07/01/26    5,000,000     4,988,600.00      5.44%
                                                                                                         --------------   --------

PUBLIC FACILITIES
79727LAT6  San Diego CA Convention Center..............................  4.75%   04/01/28    4,400,000     4,248,376.00      4.64%
799049FX4  San Mateo County CA Joint Power Authority...................  7.63%   07/15/29    2,250,000     2,228,850.00      2.44%
                                                                                                         --------------   --------
                                                                                                           6,477,226.00      7.08%
                                                                                                         --------------   --------

TRANSPORTATION
010869AP0  Alameda CA Corridor Transportation Authority -- Ser Lien....  4.75%   01/01/25    4,500,000     4,351,275.00      4.75%
798111CZ1  San Joaquin Hills CA Transportation Agency..................          01/15/25    6,000,000     1,606,800.00      1.76%
842477HH7  South CA Public Power Authority.............................  2.20%   07/01/19    4,000,000     4,000,000.00      4.37%
                                                                                                         --------------   --------
                                                                                                           9,958,075.00     10.88%
                                                                                                         --------------   --------

WATER AND SEWER
212218FW6  Contra Costa CA Water District..............................  5.00%   10/01/24    5,000,000     4,974,700.00      5.44%
                                                                                                         --------------   --------
           TOTAL INVESTMENTS..........................................................................    75,151,048.40     82.11%
           Other Asets, Less Liabilities..............................................................    16,371,759.75     17.89%
                                                                                                         --------------   --------
           Net Assets.................................................................................   $91,522,808.15    100.00%
                                                                                                         ==============   ========

FLORIDA TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
 CUSIP                           SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
 -----                           --------------                         ----    --------   ---------     ------------    ------
ELECTRIC
469364FR9 Jacksonville FL Electric Authority Revenue..................  5.10%   10/01/32   $2,500,000   $ 2,508,350.00     4.57%
                                                                                                        --------------   -------

GENERAL OBLIGATIONS
341150GV6 Florida State...............................................  5.00%   07/01/27    2,500,000     2,494,200.00     4.56%

HEALTH
431022DS8 Highlands County FL Health Facilities Authority Revenue.....  5.25%   11/15/28    1,500,000     1,465,440.00     2.67%
566820HT6 Maricopa County AZ IDA -- Mayo Foundation...................  5.25%   11/15/37    2,000,000     2,009,100.00     3.66%
64971SBD0 New York City NY IDA -- British Airways PLC.................  5.25%   12/01/32    1,000,000     1,001,220.00     1.83%
                                                                                                        --------------   -------
                                                                                                          4,475,760.00     8.16%
                                                                                                        --------------   -------

INDUSTRIAL
687910BT5 Osceola County FL Industrial Development Authority
          Revenue.....................................................  7.75%   07/01/17      500,000       539,250.00     0.99%
                                                                                                        --------------   -------

MISCELLANEOUS
343136MM6 FL State Turnpike Authority -- Department of
          Transportation..............................................  4.50%   07/01/27    2,500,000     2,320,050.00     4.23%
402175KF9 Gulf Breeze FL Revenue......................................  4.50%   10/01/27    2,500,000     2,319,675.00     4.23%
592041JD0 Metro. Gov't. Nashville & Davidson County TN -- Hospital
          Charity.....................................................  5.13%   11/01/27      985,000       971,801.00     1.77%
677906AH2 Okaloosa County FL Retirement...............................  6.13%   02/01/14      600,000       599,976.00     1.09%
72316MAA7 Pinellas County FL -- Pooled Hospital Loan Programs.........  3.25%   12/01/15    2,500,000     2,500,000.00     4.56%
875231FT4 Tampa FL Revenue............................................  4.75%   11/15/28    2,500,000     2,386,850.00     4.35%
875128CD0 Tampa FL Water Utility System Revenue.......................  6.78%   10/01/27    1,250,000     1,151,650.00     2.10%
                                                                                                        --------------   -------
                                                                                                         12,250,002.00    22.33%
                                                                                                        --------------   -------

MULTIPLE UTILITIES
867686MM6 Sunrise FL Utilities System Revenue.........................  5.00%   10/01/28    2,500,000     2,526,425.00     4.61%
                                                                                                        --------------   -------

PUBLIC FACILITIES
59333HBA3 Miami-Dade County FL Professional Sports Franchise Tax......  4.75%   10/01/30    2,500,000     2,391,550.00     4.36%
684545KL9 Orange County FL Tourist Development........................  4.75%   10/01/24    2,700,000     2,601,072.00     4.74%
                                                                                                        --------------   -------
                                                                                                          4,992,622.00     9.10%
                                                                                                        --------------   -------

TRANSPORTATION
233572HV1 Dade County FL Special Obligation...........................  7.40%   10/01/35    1,200,000     1,187,892.00     2.17%
341422NM1 Florida State Board of Education............................  4.75%   06/01/28    2,500,000     2,406,125.00     4.39%
432321BG1 Hillsborough County FL IDA -- Tampa Seaboard................  2.75%   12/01/16    1,500,000     1,500,000.00     2.74%
675561BJ2 Ocoee FL Capital Improvement Revenue........................  4.75%   10/01/24    1,000,000       960,570.00     1.75%
675561BK9 Ocoee FL Capital Improvement Revenue........................  4.75%   10/01/28      750,000       718,357.50     1.31%
745290EB8 Puerto Rico Ports Authority Revenue -- AMR Corp.............  6.25%   06/01/26    1,500,000     1,624,500.00     2.96%
92706NBB8 Village Center FL Community Development District............  4.75%   11/01/22    2,500,000     2,411,925.00     4.40%
                                                                                                        --------------   -------
                                                                                                         10,809,369.50    19.72%
                                                                                                        --------------   -------

WATER AND SEWER
191783DJ5 Cocoa FL Water & Sewer Revenue..............................  4.50%   10/01/22    2,500,000     2,335,975.00     4.26%
293146BQ8 Englewood FL Water District Utility Revenue.................  4.75%   10/01/23    2,000,000     1,928,180.00     3.52%
                                                                                                        --------------   -------
                                                                                                          4,264,155.00     7.78%
                                                                                                        --------------   -------
          Total Investments..........................................................................    44,860,133.50    81.82%
                                                                                                        --------------   -------
          Other Assets, Less Liabilities.............................................................     9,970,939.51    18.18%
                                                                                                        --------------   -------
          Net Assets.................................................................................   $54,831,073.01   100.00%
                                                                                                        ==============   =======

MASSACHUSETTS TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
 CUSIP                           SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
 -----                           --------------                         -----   --------   ----------   --------------   ------

ELECTRIC
745268E57 Puerto Rico Electric Power Authority........................  5.00%   07/01/28   $1,650,000   $ 1,628,632.50     4.93%
                                                                                                        --------------   -------

GENERAL OBLIGATIONS
575850HX3 MA State Health & Educational -- Harvard University.........  2.55%   08/01/17    1,500,000     1,500,000.00     4.55%
57585KAZ1 MA State Health & Educational Authority.....................  7.65%   10/01/27      850,000       849,906.50     2.58%
                                                                                                        --------------   -------
                                                                                                          2,349,906.50     7.13%
                                                                                                        --------------   -------

HEALTH
57585JX71 MA State Health & Educational -- Boston Medical Center......  5.00%   07/01/29    1,500,000     1,462,170.00     4.44%
57585KAL2 MA State Health & Educational -- Caritas Christi............  5.63%   07/01/20      700,000       691,803.00     2.10%
57585JZ95 MA State Health & Educational -- Harvard Pilgrim Health
          Care........................................................  4.75%   07/01/22    1,000,000       946,590.00     2.87%
57585JYA3 MA State Health & Educational -- Milford/Whitinsville
          Regional....................................................  5.25%   07/15/18      500,000       483,440.00     1.47%
                                                                                                        --------------   -------
                                                                                                          3,584,003.00    10.98%
                                                                                                        --------------   -------

INDUSTRIAL
101029KZ8 Boston MA Water & Sewer Commission..........................  5.00%   11/01/28    1,500,000     1,475,940.00     4.48%
57583FDM0 MA State Development Agency -- Boston Biomedical Research...  5.75%   02/01/29      700,000       701,778.00     2.13%
57583FAC5 MA State Development Agency -- Clark University.............  5.00%   07/01/28    1,000,000       966,340.00     2.93%
575925MF6 MA State Health & Educational -- WGBH Educational
          Foundation..................................................  5.00%   03/01/28    1,250,000     1,226,500.00     3.72%
                                                                                                        --------------   -------
                                                                                                          4,370,558.00    13.26%
                                                                                                        --------------   -------

MISCELLANEOUS
57583FEN7 MA State Development Finance Agency.........................  5.00%   07/01/29      500,000       491,155.00     1.49%
57585JE80 MA State Health & Educational -- Northeastern University....  5.00%   10/01/28    1,125,000     1,107,000.00     3.36%
57585JXP1 MA State Health & Educational -- Southcoast Health System...  4.75%   07/01/27    1,500,000     1,409,880.00     4.28%
57585J8P9 MA State Health & Educational -- UMass Medical Ctr..........  5.00%   07/01/28    1,500,000     1,462,710.00     4.44%
57585JM32 MA State Health & Educational -- Bentley College............  5.00%   07/01/23    1,550,000     1,527,354.50     4.64%
57585J3N9 MA State Health & Educational -- Boston College.............  4.75%   06/01/31    1,250,000     1,178,175.00     3.58%
57585JVT5 MA State Health & Educational -- Hallmark Health System.....  5.00%   07/01/27    1,750,000     1,707,142.50     5.18%
57585JYW5 Massachusetts State Health & Educational Facilities
          Authority...................................................  5.00%   11/15/28    1,500,000     1,462,485.00     4.44%
575895A31 Massachusetts State Port Authority Revenue..................  5.00%   07/01/28    1,500,000     1,467,150.00     4.45%
                                                                                                        --------------   -------
                                                                                                         11,813,052.00    35.86%
                                                                                                        --------------   -------

N/A
67061E104 Nuveen MA Premium Inc. Municipal Fund.......................                         13,000       219,375.00     0.67%
92112R102 Van Kampen MA Value Municipal Income........................                         14,500       228,375.00     0.69%
                                                                                                        --------------   -------
                                                                                                            447,750.00     1.36%
                                                                                                        --------------   -------

TRANSPORTATION
575567NH1 MA Bay Transportation Authority.............................  6.83%   03/01/27      850,000       812,379.00     2.47%
576018AM7 Massachusetts State Highway Turnpike Authority..............  5.00%   01/01/37    1,700,000     1,653,454.00     5.02%
                                                                                                        --------------   -------
                                                                                                          2,465,833.00     7.49%
                                                                                                        --------------   -------

WATER AND SEWER
576049PH7 MA State Water Resource Authority...........................  5.00%   08/01/24    1,200,000     1,182,132.00     3.58%
                                                                                                        --------------   -------
          Total Investments..........................................................................    27,841,867.00    84.49%
                                                                                                        --------------   -------
          Other Assets, Less Liabilities.............................................................     5,109,817.17    15.51%
                                                                                                        --------------   -------
          Net Assets.................................................................................   $32,951,684.17   100.00%
                                                                                                        ==============   =======

MICHIGAN TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
CUSIP                             SECURITY TITLE                         RATE   MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
-----                             --------------                         ----   --------   ---------     ------------    ------
EDUCATION
154123TK9  Central Michigan University Revenues........................  5.00%  10/01/27   $1,250,000   $ 1,232,150.00     4.55%
                                                                                                        --------------   -------

ELECTRIC
400653BF7  Guam Power Authority Revenue Bonds..........................  5.25%  10/01/13      500,000       507,360.00     1.88%
59465MJD8  Michigan State Housing Development Authority................  5.30%  10/01/37    1,250,000     1,252,137.50     4.63%
745268E57  Puerto Rico Electric Power Authority........................  5.00%  07/01/28    1,300,000     1,283,165.00     4.75%
                                                                                                        --------------   -------
                                                                                                          3,042,662.50    11.26%
                                                                                                        --------------   -------

GENERAL OBLIGATIONS
59465EYF4  MI State Hospital Authority -- Hospital Charity Group.......  5.13%  11/01/29    1,000,000       974,270.00     3.60%
59469WAQ2  Michigan State Strategic Fund...............................  7.38%  01/15/22      500,000       551,105.00     2.04%
735779JU5  Portage MI Public Schools...................................  4.50%  05/01/17      340,000       323,132.60     1.20%
745145HR6  Puerto Rico Commonwealth....................................  4.75%  07/01/23    1,350,000     1,296,256.50     4.80%
745220CU5  Puerto Rico Commonwealth Infrastructure Authority...........  7.63%  07/01/28      650,000       652,080.00     2.41%
                                                                                                        --------------   -------
                                                                                                          3,796,844.10    14.05%
                                                                                                        --------------   -------

HEALTH
59465CT72  MI State Hospital -- McLaren Healthcare.....................  4.50%  10/15/21    1,000,000       886,100.00     3.28%
59465EUF8  MI State Hospital -- Oakwood Group..........................  5.00%  08/15/26    1,000,000       978,790.00     3.62%
                                                                                                        --------------   -------
                                                                                                          1,864,890.00     6.90%
                                                                                                        --------------   -------

MISCELLANEOUS
251135EQ8  Detroit MI Downtown Development Authority...................  4.75%  07/01/25    1,100,000     1,052,909.00     3.90%
315361CA1  Ferris State University MI Revenue..........................  5.00%  10/01/23    1,000,000       990,860.00     3.67%
351280HC9  Fowlerville MI Community School District....................  4.75%  05/01/19      300,000       294,438.00     1.09%
490296GS3  Kent County MI Airport Facility Revenue.....................  5.00%  01/01/25    1,500,000     1,488,405.00     5.51%
534655CD5  Lincoln Park Michigan School District.......................  5.00%  05/01/26    1,250,000     1,232,525.00     4.56%
59465C6E2  MI State Hospital Authority -- Mt. Clemens Hospital.........  2.20%  08/15/15    1,000,000     1,000,000.00     3.70%
944314JJ3  Wayne Charter County MI Airport Revenue.....................  7.35%  12/01/28      675,000       636,221.25     2.35%
                                                                                                        --------------   -------
                                                                                                          6,695,358.25    24.78%
                                                                                                        --------------   -------

N/A
084473FQ5  Berkley MI City School District.............................  4.75%  01/01/19    1,000,000       966,850.00     3.58%
                                                                                                        --------------   -------

PUBLIC FACILITIES
032879HQ4  Anchor Bay MI School District...............................  4.75%  05/01/26    1,250,000     1,195,675.00     4.42%
                                                                                                        --------------   -------

TRANSPORTATION
315361CB9  Ferris State University MI Revenue..........................  5.00%  10/01/28      500,000       492,750.00     1.82%
418308LF7  Haslett MI Public School District...........................  4.75%  05/01/26    1,000,000       957,820.00     3.54%
594695ZD3  MI State Trunk Line Dep. of The Treasury....................  4.75%  11/01/20    1,350,000     1,306,381.50     4.83%
                                                                                                        --------------   -------
                                                                                                          2,756,951.50    10.19%
                                                                                                        --------------   -------
           Total Investments.........................................................................    21,551,381.35    79.73%
                                                                                                        --------------   -------
           Other Assets, Less Liabilities............................................................     5,478,180.00    20.27%
                                                                                                        --------------   -------
           Net Assets................................................................................   $27,029,561.35   100.00%
                                                                                                        ==============   =======

NEW JERSEY TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
CUSIP                             SECURITY TITLE                         RATE   MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
-----                             --------------                         ----   --------   ----------   --------------   ------

ELECTRIC
745268E57  Puerto Rico Electric Power Authority........................  5.00%  07/01/28   $2,800,000   $ 2,763,740.00     4.73%
                                                                                                        --------------   -------

FINANCIAL SERVICES
670971100  Nuveen NJ Investment Quality Muni Fund......................                        40,300       685,100.00     1.17%
920933108  Van Kampen Trust/Investment Grade NJ Municipals.............                        47,300       866,181.25     1.48%
                                                                                                        --------------   -------
                                                                                                          1,551,281.25     2.65%
                                                                                                        --------------   -------

HEALTH
64579EPH3  NJ Health Care Facilities -- Centra State Medical Center
           Inc. .......................................................  4.50%  07/01/28    2,410,000     2,241,131.30     3.83%
64579ERM0  NJ Health Care Facilities -- St. Barnabas Medical Center....  4.75%  07/01/28    4,750,000     4,571,447.50     7.81%
                                                                                                        --------------   -------
                                                                                                          6,812,578.80    11.64%
                                                                                                        --------------   -------

HOUSING
6459056H8  NJ Economic Development Authority -- Elderly Testing
           Service.....................................................  4.75%  05/15/25    3,000,000     2,914,320.00     4.99%
                                                                                                        --------------   -------

MISCELLANEOUS
64579EET9  NJ Health Care Facilities -- Capital Health System..........  5.25%  07/01/27    1,750,000     1,711,990.00     2.93%
64579C5G1  NJ Health Care Facilities -- St Elizabeth Hospital..........  6.00%  07/01/20    1,150,000     1,205,073.50     2.06%
646088GA6  NJ State Highway Authority..................................  6.00%  01/01/19    2,750,000     3,148,750.00     5.38%
745190AW8  Puerto Rico Commonwealth Highway & Transportation...........  5.00%  07/01/28    2,500,000     2,505,225.00     4.28%
932117DM3  Wall Township NJ School District............................  4.50%  07/15/20    2,235,000     2,121,462.00     3.63%
                                                                                                        --------------   -------
                                                                                                         10,692,500.50    18.28%
                                                                                                        --------------   -------

PUBLIC FACILITIES
64282NAS3  New Brunswick NJ Housing Authority -- Rutgers...............  4.63%  07/01/24    1,000,000       953,980.00     1.63%
726359AP7  Plainfield NJ Municipal Utilities Authority Sewer Revenue...  4.75%  12/15/23    1,000,000       972,230.00     1.66%
                                                                                                        --------------   -------
                                                                                                          1,926,210.00     3.29%
                                                                                                        --------------   -------

TRANSPORTATION
246348AQ9  Delaware River Port Authority PA & NJ.......................  5.00%  01/01/26    3,240,000     3,251,080.80     5.56%
64578CAA9  New Jersey Economic Development -- Continental Airlines.....  5.50%  04/01/28    1,000,000     1,001,580.00     1.71%
646135PH0  New Jersey State Transportation Trust Fund Authority........  4.50%  06/15/19    2,900,000     2,746,242.00     4.69%
6460383C1  NJ State Office of Public Finance...........................  4.50%  02/01/19    2,750,000     2,622,702.50     4.48%
646139JR7  NJ State Turnpike Authority.................................  2.45%  01/01/18    2,500,000     2,500,000.00     4.27%
745290EB8  Puerto Rico Ports Authority Revenue -- AMR Corp.............  6.25%  06/01/26    1,750,000     1,895,250.00     3.24%
                                                                                                        --------------   -------
                                                                                                         14,016,855.30    23.95%
                                                                                                        --------------   -------
           Total Investments.........................................................................    40,677,485.85    69.53%
                                                                                                        --------------   -------
           Other Assets, Less Liabilities............................................................    17,828,500.71    30.47%
                                                                                                        --------------   -------
           Net Assets................................................................................   $58,505,986.56   100.00%
                                                                                                        ==============   =======

NEW YORK TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
  CUSIP                           SECURITY TITLE                         RATE    MATURITY  PRINCIPAL     MARKET VALUE    ASSETS
  -----                           --------------                         ----    --------  ---------     ------------    ------

EDUCATION
649838QZ5  NY State Dormitory Authority -- NY State Dept. of Health....  5.00%   07/01/18  $3,400,000   $ 3,339,786.00     4.78%
6498386N4  NY State Dormitory Authority -- State Universities..........  4.75%   05/15/28   3,400,000     3,202,698.00     4.59%
649837M73  N.Y. State Dormitory Auth. -- N.Y. & Presbyterian
           Hospital....................................................  4.75%   08/01/27   3,250,000     3,101,215.00     4.44%
                                                                                                        --------------   -------
                                                                                                          9,643,699.00    13.81%
                                                                                                        --------------   -------
ELECTRIC
745268E57  Puerto Rico Electric Power Authority........................  5.00%   07/01/28   3,400,000     3,355,970.00     4.82%
                                                                                                        --------------   -------
GAS
592598Z25  NY Metropolitan Transportation Authority....................  4.75%   07/01/26   3,400,000     3,261,586.00     4.67%
                                                                                                        --------------   -------
GENERAL OBLIGATIONS
649668RM4  New York City NY Government Obligation......................  5.00%   08/01/22   3,500,000     3,459,435.00     4.95%
649669RL4  New York NY Office of the City Comptroller -- Ser C.........  5.00%   08/15/28   3,400,000     3,381,810.00     4.84%
                                                                                                        --------------   -------
                                                                                                          6,841,245.00     9.79%
                                                                                                        --------------   -------
HEALTH
64971SBD0  New York City NY IDA -- British Airways PLC.................  5.25%   12/01/32   3,400,000     3,404,148.00     4.88%
64970KFQ5  N.Y. City NY Muni Water&Sewer System........................  5.00%   06/15/27   1,000,000       991,690.00     1.42%
                                                                                                        --------------   -------
                                                                                                          4,395,838.00     6.30%
                                                                                                        --------------   -------
INDUSTRIAL
864772FA1  Suffolk County NY IDA -- Nissequogue Cogen Partners.........  5.50%   01/01/23     650,000       654,855.50     0.94%
                                                                                                        --------------   -------
MISCELLANEOUS
64971SAB5  New York City NY IDA - American Airlines Inc................  5.40%   07/01/20   2,000,000     2,032,380.00     2.91%
649876QQ5  New York State Local Government Assistance Corp.............  5.38%   04/01/19   3,400,000     3,506,896.00     5.02%
626190V58  NY Municipal Assistance Corp................................  2.45%   07/01/08   3,500,000     3,500,000.00     5.01%
649838DH9  NY State Dormitory Authority................................  4.75%   07/01/37   2,500,000     2,383,425.00     3.41%
649839YU5  NY State Dormitory Authority -- Hamilton Dorm Authority.....  4.75%   07/01/20   2,610,000     2,543,184.00     3.64%
649845DN1  NY State Energy Research & Develop. -- Orange & Rockland              10/01/14   1,200,000     1,200,000.00
           Utilities Inc...............................................  2.45%                                             1.72%
649845DV3  NY State Energy Research & Develop. -- Orange & Rockland              08/01/15   1,200,000     1,200,000.00
           Utilities Inc...............................................  2.45%                                             1.72%
649716AW7  N.Y. City NY Transitional Finance Authority.................  5.00%   08/15/27   3,400,000     3,366,850.00     4.82%
                                                                                                        --------------   -------
                                                                                                         19,732,735.00    28.25%
                                                                                                        --------------   -------
MULTIPLE UTILITIES
542690BK7  Long Island NY Power Authority..............................  5.25%   12/01/26   3,400,000     3,438,692.00     4.92%
649845ED2  NY State Energy Research & Development......................  5.15%   11/01/25   3,400,000     3,443,010.00     4.93%
                                                                                                        --------------   -------
                                                                                                          6,881,702.00     9.85%
                                                                                                        --------------   -------
TRANSPORTATION
592596UV0  NY Metropolitan Transportation Authority....................  5.25%   07/01/28   1,500,000     1,514,610.00     2.17%
896033QG5  Triborough Bridge & Tunnel Authority NY.....................  4.75%   01/01/24   3,400,000     3,267,910.00     4.68%
                                                                                                        --------------   -------
                                                                                                          4,782,520.00     6.85%
                                                                                                        --------------   -------
WATER AND SEWER
64970KAD9  New York City NY Municipal Water Authority..................  5.25%   06/15/29   2,500,000     2,528,275.00     3.62%
                                                                                                        --------------   -------
           Total Investments.........................................................................    62,078,425.50    88.90%
                                                                                                        --------------   -------
           Other Assets, Less Liabilities............................................................     7,747,203.33    11.10%
                                                                                                        --------------   -------
           Net Assets................................................................................   $69,825,628.83   100.00%
                                                                                                        ==============   =======

OHIO TRUST

                                                                                                                          % OF
                                                                                            SHARES/                        NET
 CUSIP                           SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
 -----                           --------------                         ----    --------   ---------     ------------    ------
BANKING
232265U22 Cuyahoga County OH -- Cleveland Clinic Foundation...........  6.45%   01/01/26   $1,200,000   $ 1,200,000.00     3.14%
                                                                                                        --------------   -------

ELECTRIC
745268E57 Puerto Rico Electric Power Authority........................  5.00%   07/01/28    1,750,000     1,727,337.50     4.50%
                                                                                                        --------------   -------

GAS
840658HJ0 South-Western OH City School District Franklin & Pickway
          County......................................................  4.75%   12/01/26    1,750,000     1,680,752.50     4.38%
                                                                                                        --------------   -------

GENERAL OBLIGATIONS
983442DS0 Wyoming Ohio City School District...........................  5.00%   12/01/23    1,000,000       996,400.00     2.60%
                                                                                                        --------------   -------

HEALTH
701747CV7 Parma Ohio Hospital Improvement Revenue.....................  5.38%   11/01/29    1,750,000     1,777,212.50     4.63%
                                                                                                        --------------   -------

HEALTH CARE PROVIDERS
407272G31 Hamilton County Ohio Hospital Facilities Revenue -- G.......  4.75%   05/15/28    1,770,000     1,685,287.80     4.39%
                                                                                                        --------------   -------

HOUSING
676901SB8 Ohio Housing Financing Agency Mortgage......................  6.38%   03/01/25    1,000,000     1,068,910.00     2.79%
676901TG6 Ohio Housing Financing Agency Mortgage......................  6.70%   03/01/25    1,000,000     1,069,440.00     2.79%
                                                                                                        --------------   -------
                                                                                                          2,138,350.00     5.58%
                                                                                                        --------------   -------

INDUSTRIAL
67766NAF9 OH State Water Development Authority........................  5.88%   09/01/20      400,000       409,824.00     1.07%
677599AC6 Ohio State Solid Waste Disposal.............................  5.60%   08/01/32    1,100,000     1,098,306.00     2.86%
                                                                                                        --------------   -------
                                                                                                          1,508,130.00     3.93%
                                                                                                        --------------   -------

MISCELLANEOUS
239874AP5 Dayton OH -- Emergency Air Freight Corp. ...................  5.63%   02/01/18    1,000,000     1,012,610.00     2.64%
273505CY1 East Liverpool OH Hospital Revenue..........................  5.00%   10/01/21      750,000       742,440.00     1.94%
407287BR1 Hamilton County OH Sales Tax................................  5.00%   12/01/27    1,750,000     1,735,352.50     4.52%
669147DD9 Norwalk City OH School District.............................  4.75%   12/01/26    1,610,000     1,546,292.30     4.03%
67756AKC5 Ohio State Higher Educational Commission --
          Oberlin College.............................................  5.00%   10/01/29    1,750,000     1,729,612.50     4.51%
761848MY3 Reynoldsburg OH Capital Facilities..........................  4.75%   12/01/23    2,170,000     2,124,647.00     5.54%
                                                                                                        --------------   -------
                                                                                                          8,890,954.30    23.18%
                                                                                                        --------------   -------

PUBLIC FACILITIES
157447GS6 Chagrin Falls OH Exempt Village School District.............  5.38%   12/01/22    1,750,000     1,811,792.50     4.72%
186347AC4 Cleveland OH Airport Revenue -- Continental Airlines........  5.38%   09/15/27    1,000,000       972,230.00     2.54%
                                                                                                        --------------   -------
                                                                                                          2,784,022.50     7.26%
                                                                                                        --------------   -------

TRANSPORTATION
199521BS3 Columbus OH Municipal Airport Authority.....................  5.00%   01/01/28    1,500,000     1,489,710.00     3.88%
                                                                                                        --------------   -------

WATER AND SEWER
186432UT5 Cleveland OH Water Works Revenue............................  5.00%   01/01/28    1,500,000     1,494,240.00     3.90%
                                                                                                        --------------   -------
          Total Investments..........................................................................    27,372,397.10    71.37%
                                                                                                        --------------   -------
          Other Assets, Less Liabilities.............................................................    10,979,472.47    28.63%
                                                                                                        --------------   -------
          Net Assets.................................................................................   $38,351,869.57   100.00%
                                                                                                        ==============   =======

PENNSYLVANIA TRUST

                                                                                                                           % OF
                                                                                             SHARES/                        NET
  CUSIP                           SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
  -----                           --------------                         -----   --------   ----------   --------------   ------

EDUCATION
374311CJ5  Gettysburg PA Municipal Authority -- Gettysburg College.....  5.00%   08/15/23   $1,700,000   $ 1,684,581.00     4.87%
                                                                                                         --------------   -------

ELECTRIC
745268E57  Puerto Rico Electric Power Authority........................  5.00%   07/01/28    1,700,000     1,677,985.00     4.85%
                                                                                                         --------------   -------

GAS
18681NAA5  Cliff House PA Trust Certificates...........................  6.63%   06/01/27      500,000       500,000.00     1.45%
717823WH7  Philadelphia PA Gas Works Revenue...........................  7.40%   07/01/28      825,000       799,920.00     2.32%
                                                                                                         --------------   -------
                                                                                                           1,299,920.00     3.77%
                                                                                                         --------------   -------

GENERAL OBLIGATIONS
7091713U4  PA State Higher Education -- University of PA...............  4.63%   07/15/30    1,000,000       923,770.00     2.68%
717880Z76  Philadelphia PA School District -- Ser A....................  4.75%   04/01/27    1,500,000     1,433,820.00     4.15%
745145HR6  Puerto Rico Commonwealth....................................  4.75%   07/01/23    1,300,000     1,248,247.00     3.62%
745220CU5  Puerto Rico Commonwealth Infrastructure Authority...........  7.63%   07/01/28      850,000       852,720.00     2.47%
91335VAU0  University of Pittsburgh....................................  5.13%   06/01/22    1,750,000     1,758,190.00     5.09%
915633GB1  Upper Darby PA School District..............................  5.00%   05/01/19    1,000,000       996,780.00     2.89%
                                                                                                         --------------   -------
                                                                                                           7,213,527.00    20.90%
                                                                                                         --------------   -------

HEALTH
23825EBJ2  Dauphin County PA -- Pinnacle Health System.................  5.00%   08/15/27    1,700,000     1,660,866.00     4.81%
613603MU0  Montgomery County PA Higher Education Revenue -- Pottstown
           Healthcare corp.............................................  5.00%   01/01/27    1,250,000     1,221,437.50     3.54%
709221CF0  Pennsylvania State Turnpike Committee Oil Franchise.........  4.75%   12/01/27    2,000,000     1,910,780.00     5.54%
                                                                                                         --------------   -------
                                                                                                           4,793,083.50    13.89%
                                                                                                         --------------   -------

HOUSING
708792TJ5  Pennsylvania Housing Finance Agency.........................  5.85%   10/01/27    1,700,000     1,784,881.00     5.16%
                                                                                                         --------------   -------

INDUSTRIAL
230610AR8  Cumberland County PA IDA -- Beverly Enterprises Inc.........  5.50%   10/01/08      685,000       682,986.10     1.98%
708690AG7  Pennsylvania Economic Development Financing Authority.......  7.05%   12/01/10      500,000       550,955.00     1.60%
                                                                                                         --------------   -------
                                                                                                           1,233,941.10     3.58%
                                                                                                         --------------   -------

MISCELLANEOUS
123776LA2  Butler PA School District -- Harriger Education Services....  4.75%   10/01/22    1,500,000     1,439,250.00     4.17%
246579AB2  Delaware Valley PA Regioinal Finance Authority..............  2.80%   12/01/18    1,200,000     1,200,000.00     3.48%
580734CZ2  McGuffey PA School District.................................  4.75%   08/01/28    1,000,000       954,980.00     2.77%
7091742E5  PA State Higher Education Authority -- Drexel University....  4.80%   05/01/28      500,000       481,350.00     1.39%
80839TAB1  Schuykill County PA IDA -- Gilberton Power..................  2.80%   12/01/02    1,000,000     1,000,000.00     2.90%
83786DCZ8  South Fork PA Municipal Authority -- Conemaugh Valley
           Memorial Hospital...........................................  5.00%   07/01/28    1,700,000     1,660,237.00     4.81%
938591BC7  Washington County PA Authority..............................  5.00%   05/15/28    1,700,000     1,675,452.00     4.85%
                                                                                                         --------------   -------
                                                                                                           8,411,269.00    24.37%
                                                                                                         --------------   -------

                                                                                                                           % OF
                                                                                             SHARES/                        NET
  CUSIP                           SECURITY TITLE                         RATE    MATURITY   PRINCIPAL     MARKET VALUE    ASSETS
  -----                           --------------                         -----   --------   ----------   --------------   ------
MULTIPLE UTILITIES
961017GV6  Westmoreland County PA Municipal Authority..................  0.00%   08/15/19   $2,000,000   $   717,000.00     2.08%
                                                                                                         --------------   -------

TRANSPORTATION
717842FD5  Philadelphia PA Parking Authority...........................  5.00%   02/01/27    1,700,000     1,676,030.00     4.86%
717893KP5  Philadelphia PA Water & Wastewater..........................  2.75%   08/01/27    1,500,000     1,500,000.00     4.35%
74752TAH4  Quakertown PA General Authority.............................  2.20%   06/01/28      700,000       700,000.00     2.03%
849534FH0  Spring Ford PA School District..............................  4.75%   03/01/25    1,700,000     1,627,733.00     4.72%
                                                                                                         --------------   -------
                                                                                                           5,503,763.00    15.96%
                                                                                                         --------------   -------
           Total Investments..........................................................................    34,319,950.60    99.43%
                                                                                                         --------------   -------
           Other Assets, Less Liabilities.............................................................       195,967.43     0.57%
                                                                                                         --------------   -------
           Net Assets.................................................................................   $34,515,918.03   100.00%
                                                                                                         ==============   =======

                                   APPENDIX A

                           RATINGS OF MUNICIPAL BONDS
                 DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.
                       ("MOODY'S") MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Those bonds in the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

Short-term Notes: The four ratings of Moody's for short-term notes are MIG 1/VMIG1, MIG 2/VMIG2, MIG 3/VMIG3 and MIG 4/VMIG4; MIG 1/VMIG1 denotes "best quality . . . strong protection by established cash flows"; MIG 2/VMIG2 denotes "high quality" with ample margins of protection; MIG 3/ VMIG3 notes are of "favorable quality . . . but . . . lacking the undeniable strength of the preceding grades"; MIG 4/VMIG4 notes are of "adequate quality . . . [p]rotection commonly regarded as required of an investment security is present . . . there is specific risk."

                DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Issuers rated Prime-1 (or related supporting institutions) have a superior ability for repayment of short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on Trusts employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

     DESCRIPTION OF MUNICIPAL DEBT RATINGS OF STANDARD & POOR'S, A DIVISION
            OF THE MCGRAW-HILL COMPANIES, INC. ("STANDARD & POOR'S")

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

     The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of obligation;

II.    Nature of and provisions of the obligation; and

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA Debt rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment to the obligation.

BB   Debt rated "BB," "B," "CCC," "CC" and "C" is regarded as
B    having significant speculative characteristics. "BB"
CCC  indicates the least degree of speculation and "C" the
CC   highest degree of speculation. While such bonds will likely
C    have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

D Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE RATINGS

     A Standard & Poor's note rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest-quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard &
     Poor's believes that such payments will be made during such grace period.

     A Commercial Paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

        DESCRIPTION OF STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

     A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

     -- Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

     Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus "+" designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

       DESCRIPTION OF FITCH IBCA ("FITCH") INVESTMENT GRADE BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory-credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
     Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR           Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended    A rating is suspended when Fitch deems the amount of
             information available from the issuer to be inadequate for rating purposes.

Withdrawn    A rating will be withdrawn when an issue matures or is
             called or refinanced and, at Fitch's discretion, when an
             issuer fails to furnish proper and timely information.

FitchAlert   Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as
             "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be
             raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

     Ratings Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

             DESCRIPTION OF FITCH'S SPECULATIVE GRADE BOND RATINGS

     Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD  Bonds are in default on interest and/or principal payments.
DD Such bonds are extremely speculative and should be valued on the basis of their D ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

     Plus (+) or Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                   DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned
      "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below in investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

LOC The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

                                   APPENDIX B

                          TAX EQUIVALENT YIELD TABLES

                                CALIFORNIA TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code and the California state personal income tax law, applying tax rates expected to be applicable to individuals for 1999.

                                               COMBINED                    TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)                 FEDERAL AND
-----------------------------------------      CA STATE        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,350        Up to $42,350       20.10%            5.94%       6.26%       6.57%       6.88%
   $25,751 - $62,450   $43,051 - $104,050        34.70            7.27        7.66        8.04        8.42
  $62,451 - $130,250  $104,051 - $158,550         37.4            7.59        7.99        8.39        8.79
 $130,251 - $283,150  $158,551 - $283,150        41.95            8.18        8.61        9.04        9.47
       over $283,150        over $283,150        45.22            8.67        9.13        9.58       10.04

---------------
* Net amount subject to federal and California personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and California tax brackets are calculated using the highest California tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that California taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and California state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the federal alternative minimum tax ("AMT"). The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                 FLORIDA TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code, applying tax rates expected to be applicable to individuals for 1999.

                                                                           TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)
-----------------------------------------       FEDERAL        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,750        Up to $43,050       15.00%            5.83%       6.13%       6.42%       6.71%
   $25,751 - $62,450   $43,051 - $104,050        28.00            6.89        7.23        7.58        7.93
  $62,451 - $130,250
 $130,251 - $283,150  $104,051 - $158,550        31.00            7.19        7.55        7.91        8.27
  Over $283,150 01 -    $158,551-$283,150        36.00            7.75        8.14        8.53        8.92
       Over $278,450        Over $283,150        39.60            8.21        8.62        9.04        9.45

---------------
* Net amount subject to federal income tax and Florida intangible tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     A Florida intangibles tax on personal property of $2.00 per $1,000 is generally imposed after exemptions on the value of stocks, bonds, other evidences of indebtedness and mutual fund shares. An example of the effect of the Florida intangibles tax on the tax brackets of Florida taxpayers is as follows. A $10,000 investment subject to the tax would require payment of $20 annually in intangibles tax. If the investment yielded 5.5% annually or $550, the intangibles tax as a percentage of income would be $20/$550 or 3.64%. If a taxpayer were in the 36% federal income tax bracket, assuming the intangibles taxes were deducted as an itemized deduction on the federal tax return, the taxpayer would be on a combined federal and Florida state tax bracket of 38.33% [36% + (1-.36) x 3.64%] with respect to such investment. A Florida taxpayer whose intangible personal property is exempt or partially exempt from tax due to the availability of exemptions will have a lower taxable equivalent yield than indicated above.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax in the form of an investment exempt from Florida intangibles tax, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                              MASSACHUSETTS TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code, applying tax rates expected to be applicable to individuals for 1999.

                                               COMBINED                    TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)                 FEDERAL AND
-----------------------------------------      MA STATE        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,750        Up to $43,050       20.06%            5.94%       6.25%       6.57%       6.88%
   $25,751 - $62,450   $43,051 - $104,050        32.28            7.01        7.38        7.75        8.12
  $62,451 - $130,250  $104,051 - $158,550        35.11            7.32        7.71        8.09        8.48
 $130,251 - $283,150  $158,551 - $283,150        39.81            7.89        8.31        8.72        9.14
       Over $283,150        Over $283,150        43.19            8.36        8.80        9.24        9.68

---------------
* Net amount subject to federal and Massachusetts personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $124,500. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $124,500 and joint filers with adjusted gross income in excess of $186,800. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and Massachusetts tax brackets are calculated using the highest Massachusetts tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that Massachusetts taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and Massachusetts state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                 MICHIGAN TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code, applying tax rates expected to be applicable to individuals for 1999.

                                               COMBINED                    TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)                 FEDERAL AND
-----------------------------------------      MI STATE        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,750        Up to $43,050       19.59%            5.91%       6.22%       6.53%       6.84%
   $25,751 - $62,450   $43,051 - $104,050        31.89            6.97        7.34        7.71        8.07
  $62,451 - $130,250  $104,051 - $158,550        34.73            7.28        7.66        8.04        8.43
 $130,251 - $283,150  $158,551 - $283,150        39.46            7.85        8.26        8.67        9.08
       Over $283,150        Over $283,150        42.86            8.31        8.75        9.19        9.63

---------------
* Net amount subject to federal income tax and Michigan intangible tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The tax brackets include a Michigan tax rate of 4.4%. City income tax rate of 1% (which may vary by city) and assume that Michigan state and local taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and Michigan state and city income and single business taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                NEW JERSEY TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code, applying regular tax rates expected to be applicable to individuals for 1999.

                                           COMBINED                 TAX EXEMPT YIELD OF:
           (TAXABLE INCOME*)              FEDERAL AND
----------------------------------------   NJ STATE     --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN        JOINT RETURN      TAX BRACKET    IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------        ------------      -----------   ---------------------------------------------
      Up to $25,750        Up to $43,050    16.49%      5.69%       5.99%       6.29%       6.59%
  $25,751 - $62,450   $43,051 - $104,050     31.98      6.98        7.35        7.72        8.09
 $62,451 - $130,250  $104,051 - $158,550     35.40      7.35        7.74        8.13        8.51
$130,251 - $283,150  $158,551 - $283,150     40.08      7.93        8.34        8.76        9.18
      Over $283,150        Over $283,150     43.45      8.40        8.84        9.28        9.73

---------------
* Net amount subject to federal income tax and New Jersey intangible tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $124,500. The tax brackets also do not show the effects of phaseout of personal exemptions for single 189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and New Jersey tax brackets are calculated using the highest New Jersey tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New Jersey taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and New Jersey state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                 NEW YORK TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code and New York State and New York City tax laws, applying tax rates expected to be applicable to individuals for 1999.

                                             COMBINED                 TAX EXEMPT YIELD OF:
           (TAXABLE INCOME*)               FEDERAL, NY
----------------------------------------  STATE AND CITY   -4.75%------5.00%------5.25%-------5.50%--
   SINGLE RETURN        JOINT RETURN       TAX BRACKET     IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------        ------------      --------------   ------------------------------------------
  $25,751 - $50,000     45,001 - $90,000     35.65%        7.38%      7.77%      8.16%      8.55%
  $50,001 - $62,450   $90,001 - $104,050      35.69        7.39       7.77       8.16       8.55
 $62,451 - $130,250  $104,051 - $158,550      38.37        7.71       8.11       8.52       8.92
$130,251 - $283,150  $158,551 - $283,150      42.84        8.31       8.75       9.18       9.62
      Over $283,150        Over $283,150      46.05        8.80       9.27       9.73       10.19

---------------
* Net amount subject to federal, New York State, and New York City personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and New York State, and combined federal, New York State, and New York City tax brackets are calculated using the highest New York tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that New York taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 28%, 31%, 36%, 36% and 39.6%. A supplemental New York State tax will also apply to filers with adjusted gross income between $100,000 and $150,000 which phases out the benefit of lower marginal brackets. The adjustment is not reflected above.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and New York State and New York City personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   OHIO TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.75% under the Code, applying tax rates expected to be applicable to individuals for 1999.

                                               COMBINED                    TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)                 FEDERAL AND
-----------------------------------------      OH STATE        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,750        Up to $43,050       19.01%            5.86%       6.17%       6.48%       6.79%
   $25,751 - $62,450   $43,051 - $104,050        32.50            7.04        7.41        7.78        8.15
  $62,451 - $130,250  $104,051 - $158,550        35.32            7.34        7.73        8.12        8.50
 $130,251 - $283,150  $158,551 - $283,150        40.35            7.96        8.38        8.80        9.22
       Over $283,150        Over $283,150        43.71            8.44        8.88        9.33        9.77

---------------
* Net amount subject to federal and Ohio personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     The combined federal and Ohio tax brackets are calculated using the highest Ohio tax rate applicable within each bracket. Taxpayers with taxable income within such brackets may have lower combined tax brackets and taxable equivalent yields than indicated above. The combined tax brackets assume that Ohio taxes are itemized deductions for federal income tax purposes. Investors who do not itemize deductions on their federal income tax return will have a higher combined bracket and higher taxable equivalent yield than those indicated above. The applicable federal tax rates within the brackets are 15%, 28%, 31%, 36% and 39.6%, over the same ranges of income.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and Ohio state personal income taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                               PENNSYLVANIA TRUST

     The table below gives the approximate yield a taxable security must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt bonds yielding from 4.75% to 5.50% under the Code, applying tax rates expected to be applicable to individuals for 1999.

                                               COMBINED                    TAX EXEMPT YIELD OF:
            (TAXABLE INCOME*)                 FEDERAL AND
-----------------------------------------      PA STATE        --4.75%-------5.00%-------5.25%-------5.50%--
   SINGLE RETURN         JOINT RETURN         TAX BRACKET       IS EQUIVALENT TO A FULLY TAXABLE YIELD OF:
   -------------         ------------      -----------------   ---------------------------------------------
       Up to $25,750        Up to $43,050       17.38%            5.75%       6.05%       6.35%       6.66%
   $25,751 - $62,450   $43,051 - $104,050        30.02            6.79        7.14        7.50        7.86
  $62,451 - $130,250  $104,051 - $158,550        32.93            7.08        7.45        7.83        8.20
 $130,251 - $283,150  $158,551 - $283,150        37.79            7.64        8.04        8.44        8.84
       Over $283,150        Over $283,150        41.29            8.09        8.52        8.94        9.37

---------------
* Net amount subject to federal and Pennsylvania personal income tax after deductions and exemptions.

     The above-indicated federal income tax brackets do not take into account the effect of a reduction in the deductibility of itemized deductions for individual taxpayers with adjusted gross income in excess of $126,600. The tax brackets also do not show the effects of phaseout of personal exemptions for single filers with adjusted gross income in excess of $126,600 and joint filers with adjusted gross income in excess of $189,950. The effective tax brackets and equivalent taxable yields of those taxpayers will be higher than those indicated above.

     This blended tax rate includes federal and state income taxes. It does not include the effect of the county intangible tax, a City of Philadelphia tax, or a 4.84% Philadelphia school district tax.

     Yields shown are for illustration purposes only and are not meant to represent the Trust's actual yield. No assurance can be given that the Trust will achieve any specific tax-exempt yield. While it is expected that the Trust will invest principally in obligations the interest from which is exempt from the regular federal income tax and Pennsylvania state and local taxes in the form of an investment exempt from Pennsylvania personal property taxes, other income received by the Trust may be taxable. It should also be noted that the interest earned on certain "private activity bonds", while exempt from the regular federal income tax, is treated as a tax preference item which could subject the recipient to the AMT. The illustrations assume that the AMT is not applicable and do not take into account any tax credits that may be available.

     The information set forth above is as of the date of this Statement of Additional Information. Subsequent tax law changes could result in prospective or retroactive changes in the tax brackets, tax rates, and tax-equivalent yields set forth above. Investors should consult their tax adviser for additional information.

                                   APPENDIX C

                             SETTLEMENT PROCEDURES

     The following summary of Settlement Procedures sets forth the procedures expected to be followed in connection with the settlement of each Auction and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. Nothing contained in this Appendix B constitutes a representation by a Trust that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party. Capitalized terms used herein shall have the respective meanings specified in the glossary of this Prospectus or Appendix C hereto, as the case may be.

     (a) On each Auction Date, the Auction Agent shall notify by telephone or through the Auction Agent's Processing System the Broker-Dealers that participated in the Auction held on such Auction Date and submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner of:

          (i) the Applicable Rate fixed for the next succeeding Dividend Period;

          (ii) whether Sufficient Clearing Bids existed for the determination of the Applicable Rate;

          (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted a Bid or a Sell Order on behalf of a Beneficial Owner, the number of shares, if any, of APS to be sold by such Beneficial Owner;

          (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Beneficial Owner, the number of shares, if any, of APS to be purchased by such Potential Beneficial Owner;

          (v) if the aggregate number of shares of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order exceeds the aggregate number of shares of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Agent Member, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess number of shares of APS and the number of such shares to be purchased from one or more Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Potential Beneficial Owners on whose behalf each of such Buyer's Broker-Dealers acted;

          (vi) if the aggregate number of shares of APS to be purchased by all Potential Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid exceeds the aggregate number of shares of APS to be sold by all Beneficial Owners on whose behalf such Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Agent Member, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess number of shares of APS and the number of such shares to be sold to one or more Potential Beneficial Owners on whose behalf such Broker-Dealer acted by one or more Beneficial Owners on whose behalf each of such Seller's Broker-Dealers acted; and

          (vii) the Auction Date of the next succeeding Auction with respect to the APS.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Beneficial Owner or Potential Beneficial Owner shall:

          (i) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, instruct each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Beneficial Owner's Agent Member to pay to such Broker-Dealer (or its Agent Member) through the Securities Depository the amount necessary to purchase the number of shares of APS to be purchased pursuant to such Bid against receipt of such shares and advise such Potential Beneficial Owner of the Applicable Rate for the next succeeding Dividend Period;

          (ii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Beneficial Owner on whose behalf such Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Beneficial Owner's Agent Member to deliver to such Broker-Dealer (or its Agent Member) through the Securities Depository the number of shares of APS to be sold pursuant to such Order against payment therefor and advise any such Beneficial Owner that will continue to hold shares of APS of the Applicable Rate for the next succeeding Dividend Period;

          (iii) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted a Hold Order of the Applicable Rate for the next succeeding Dividend Period;

          (iv) advise each Beneficial Owner on whose behalf such Broker-Dealer submitted an Order of the Auction Date for the next succeeding Auction; and

          (v) advise each Potential Beneficial Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the Auction Date for the next succeeding Auction.

     (c) On the basis of the information provided to it pursuant to (a) above, each Broker-Dealer that submitted a Bid or a Sell Order on behalf of a Potential Beneficial Owner or a Beneficial Owner shall, in such manner and at such time or times as in its sole discretion it may determine, allocate any Trusts received by it pursuant to (b)(i) above and any shares of APS received by it pursuant to
(b)(ii) above among the Potential Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Beneficial Owners, if any, on whose behalf such Broker-Dealer submitted Bids that were accepted or Sell Orders, and any Broker-Dealer or Broker-Dealers identified to it by the Auction Agent pursuant to (a)(v) or (a)(vi) above.

     (d) On each Auction Date:

          (i) each Potential Beneficial Owner and Beneficial Owner shall instruct its Agent Member as provided in (b)(i) or (ii) above, as the case may be;

          (ii) each Seller's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to the Agent Member of the Beneficial Owner delivering shares to such Broker-Dealer pursuant to (b)(ii) above the amount necessary to purchase such shares against receipt of such shares, and (B) deliver such shares through the Securities Depository to a Buyer's Broker-Dealer (or its Agent Member) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

          (iii) each Buyer's Broker-Dealer which is not an Agent Member of the Securities Depository shall instruct its Agent Member to (A) pay through the Securities Depository to a Seller's Broker-Dealer (or its Agent Member) identified pursuant to (a)(vi) above the amount necessary to purchase the shares to be purchased pursuant to (b)(i) above against receipt of such shares, and (B) deliver such shares through the Securities Depository to the Agent Member of the purchaser thereof against payment therefor.

     (e) On the day after the Auction Date: (i) each Bidder's Agent Member referred to in (d)

          (i) above shall instruct the Securities Depository to execute the transactions described in (b)(i) or (ii) above, and the Securities Depository shall execute such transactions;

          (ii) each Seller's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(ii) above, and the Securities Depository shall execute such transactions; and

          (iii) each Buyer's Broker-Dealer or its Agent Member shall instruct the Securities Depository to execute the transactions described in (d)(iii) above, and the Securities Depository shall execute such transactions.

     (f) If a Beneficial Owner selling shares of APS in an Auction fails to deliver such shares (by authorized book-entry), a Broker-Dealer may deliver to the Potential Beneficial Owner on behalf of which it submitted a Bid that was accepted a number of whole shares of APS that is less than the number of shares that otherwise was to be purchased by such Potential Beneficial Owner. In such event, the number of shares of APS to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser number of shares shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or non-delivery of shares which shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or non-delivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements.

                                   APPENDIX D

                               AUCTION PROCEDURES

     The following procedures will be set forth in provisions of the Amended By-Laws relating to the APS, and will be incorporated by reference in the Auction Agent Agreement and each Broker-Dealer Agreement. The terms not defined below are defined in the forepart of this Prospectus. Nothing contained in this Appendix D constitutes a representation by a Trust that in each Auction each party referred to herein actually will perform the procedures described herein to be performed by such party.

PARAGRAPH 10(a) CERTAIN DEFINITIONS.

     As used in this Paragraph 10, the following terms shall have the following meanings, unless the context otherwise requires:

          (i) "APS" shall mean the shares of APS being auctioned pursuant to this Paragraph 10.

          (ii) "Auction Date" shall mean the first Business Day preceding the first day of a Dividend Period.

          (iii) "Available APS" shall have the meaning specified in Paragraph 10(d)(i) below.

          (iv) "Bid" shall have the meaning specified in Paragraph 10(b)(i) below.

          (v) "Bidder" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vi) "Hold Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (vii) "Maximum Applicable Rate" for any Dividend Period will be the Applicable Percentage of the Reference Rate. The Applicable Percentage will be determined based on (i) the credit rating assigned on such date to such shares by S&P (or if S&P shall not make such rating available, the equivalent of such rating by a Substitute Rating Agency), and (ii) whether a Trust has provided modification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS as follows:

                    APPLICABLE
                   PERCENTAGE OF        APPLICABLE
                 REFERENCE RATE --     PERCENTAGE OF
CREDIT RATINGS          NO           REFERENCE RATE --
     S&P           NOTIFICATION        NOTIFICATION
--------------   -----------------   -----------------
AA- or Higher           110%                150%
  A- to A+              125%                160%
BBB- to BBB+            150%                250%
 Below BBB-             200%                275%

     Each Trust shall take all reasonable action necessary to enable S&P to provide a rating for the APS. If S&P shall not make such a rating available, PaineWebber Incorporated or its affiliates and successors, after consultation with a Trust, shall select a nationally recognized statistical rating organization to act as a Substitute Rating Agency.

          (viii) "Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (ix) "Sell Order" shall have the meaning specified in Paragraph 10(b)(i) below.

          (x) "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date as may be specified by the Auction Agent from time to time as the time by which each Broker-Dealer must submit to the Auction Agent in writing all Orders obtained by it for the Auction to be conducted on such Auction Date.

          (xi) "Submitted Bid" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xii) "Submitted Hold Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiii) "Submitted Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xiv) "Submitted Sell Order" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xv) "Sufficient Clearing Bids" shall have the meaning specified in Paragraph 10(d)(i) below.

          (xvi) "Winning Bid Rate" shall have the meaning specified in Paragraph 10(d)(i) below.

PARAGRAPH 10(b) ORDERS BY BENEFICIAL OWNERS, POTENTIAL BENEFICIAL OWNERS, EXISTING HOLDERS AND POTENTIAL HOLDERS.

     (i) Unless otherwise permitted by a Trust, Beneficial Owners and Potential Beneficial Owners may only participate in Auctions through their Broker-Dealers. Broker-Dealers will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. A Broker-Dealer may also hold APS in its own account as a Beneficial Owner. A Broker-Dealer may thus submit Orders to the Auction Agent as a Beneficial Owner or a Potential Beneficial Owner and therefore participate in an Auction as an Existing Holder or Potential Holder on behalf of both itself and its customers. On or prior to the Submission Deadline on each Auction Date:

          (A) each Beneficial Owner may submit to its Broker-Dealer information as to:

             (1) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for the next succeeding Dividend Period;

             (2) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner desires to continue to hold, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Beneficial Owner, and/or

             (3) the number of outstanding APS, if any, held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for the next succeeding Dividend Period; and

          (B) each Broker-Dealer, using a list of Potential Beneficial Owners that shall be maintained in good faith for the purpose of conducting a competitive Auction, shall contact Potential Beneficial Owners, including Persons that are not Beneficial Owners, on such list to determine the number of outstanding APS, if any, which each such Potential Beneficial Owner offers to purchase, provided that the Applicable Rate for the next succeeding Dividend Period shall not be less than the rate per annum specified by such Potential Beneficial Owner.

     For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or the communication by a Broker-Dealer acting for its own account to the Auction Agent, of information referred to in clause (A) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as an "Order" and each Beneficial Owner and each Potential Beneficial Owner placing an Order, including a Broker-Dealer acting in such capacity for its own account, is hereinafter referred to as a "Bidder"; an Order containing the information referred to in clause (A)(1) of this Paragraph 10(b)(i) is hereinafter referred to as a "Hold Order"; an Order containing the information referred to in clause (A)(2) or (B) of this Paragraph 10(b)(i) is hereinafter referred to as a "Bid"; and an Order containing the information referred to in clause (A)(3) of this Paragraph 10(b)(i) is hereinafter referred to as a "Sell Order." Inasmuch as a Broker-Dealer participates in an Auction as an Existing Holder or a Potential Holder only to represent the interests of a Beneficial Owner or Potential Beneficial Owner, whether it be its customers or itself, all discussion herein relating to the consequences of an Auction for Existing Holders and Potential Holders also applies to the underlying beneficial ownership interests represented.

          (ii) (A) A Bid by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be less than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(i)(D) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein; or

             (3) a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(ii)(C) if such specified rate per annum shall be higher than the Maximum Applicable Rate and Sufficient Clearing Bids do not exist.

          (B) A Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

             (1) the number of outstanding APS specified in such Sell Order, or

             (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(ii)(C) if Sufficient Clearing Bids do not exist.

          (C) A Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

             (1) the number of outstanding APS specified in such Bid if the Applicable Rate determined on such Auction Date shall be higher than the rate per annum specified in such Bid; or

             (2) such number or a lesser number of outstanding APS to be determined as set forth in Paragraph 10(e)(i)(E) if the Applicable Rate determined on such Auction Date shall be equal to the rate per annum specified therein.

PARAGRAPH 10(c) SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT.

     (i) Each Broker-Dealer shall submit in writing or through the Auction Agent's Auction Processing System to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer, designating itself (unless otherwise permitted by a Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and specifying with respect to each Order:

          (A) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by a Trust);

          (B) the aggregate number of outstanding APS that are the subject of such Order;

          (C) to the extent that such Bidder is an Existing Holder

             (1) the number of outstanding APS, if any, subject to any Hold Order placed by such Existing Holder;

             (2) the number of outstanding APS, if any, subject to any Bid placed by such Existing Holder and the rate per annum specified in such Bid; and

             (3) the number of outstanding APS, if any, subject to any Sell Order placed by such Existing Holder; and

          (D) to the extent such Bidder is a Potential Holder, the rate per annum specified in such Potential Holder's Bid.

     (ii) If any rate per annum specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one-thousandth (.001) of 1%.

     (iii) If an Order or Orders covering all of the outstanding APS held by an Existing Holder are not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold

Order (in the case of an Auction relating to a Dividend Period which is not a Special Dividend Period) and a Sell Order (in the case of an Auction relating to a Special Dividend Period) to have been submitted on behalf of such Existing Holder covering the number of outstanding APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     (iv) If one or more Orders on behalf of an Existing Holder covering in the aggregate more than the number of outstanding APS held by such Existing Holder are submitted to the Auction Agent, such Orders shall be considered valid as follows and in the following order of priority:

          (A) any Hold Order submitted on behalf of such Existing Holder shall be considered valid up to and including the number of outstanding APS held by such Existing Holder; provided that if more than one Hold Order is submitted on behalf of such Existing Holder and the number of APS subject to such Hold Orders exceeds the number of outstanding APS held by such Existing Holder, the number of APS subject to each of such Hold Orders shall be reduced pro rata so that such Hold Orders, in the aggregate, cover exactly the number of outstanding APS held by such Existing Holder;

          (B) any Bids submitted on behalf of such Existing Holder shall be considered valid, in the ascending order of their respective rates per annum if more than one Bid is submitted on behalf of such Existing Holder, up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of shares of APS subject to any Hold Order referred to in Paragraph 10(c)(iv)(A) above (and if more than one Bid submitted on behalf of such Existing Holder specifies the same rate per annum and together they cover more than the remaining number of shares that can be the subject of valid Bids after application of Paragraph 10(c)(iv)(A) above and of the foregoing portion of this Paragraph 10(c)(iv)(B) to any Bid or Bids specifying a lower rate or rates per annum, the number of shares subject to each of such Bids shall be reduced pro rata so that such Bids, in the aggregate, cover exactly such remaining number of shares); and the number of shares, if any, subject to Bids not valid under this Paragraph 10(c)(iv)(B) shall be treated as the subject of a Bid by a Potential Holder; and

          (C) any Sell Order shall be considered valid up to and including the excess of the number of outstanding APS held by such Existing Holder over the number of APS subject to Hold Orders referred to in Paragraph 10(c)(iv)(A) and Bids referred to in Paragraph 10(c)(iv)(B); provided that if more than one Sell Order is submitted on behalf of any Existing Holder and the number of APS subject to such Sell Orders is greater than such excess, the number of APS subject to each of such Sell Orders shall be reduced pro rata so that such Sell Orders, in the aggregate, cover exactly the number of APS equal to such excess.

     (v) If more than one Bid is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate per annum and number of APS therein specified.

     (vi) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date shall be irrevocable.

PARAGRAPH 10(d) DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE.

     (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order") and shall determine:

          (A) the excess of the total number of outstanding APS over the number of outstanding APS that are the subject of Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS");

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          (B) from the Submitted Orders whether the number of outstanding APS that are the subject of Submitted Bids by Potential Holders specifying one or more rates per annum equal to or lower than the Maximum Applicable Rate exceeds or is equal to the sum of:

             (1) the number of outstanding APS that are the subject of Submitted Bids by Existing Holders specifying one or more rates per annum higher than the Maximum Applicable Rate, and

             (2) the number of outstanding APS that are subject to Submitted Sell Orders (if such excess or such equality exists (other than because the number of outstanding APS in clauses (1) and (2) above are each zero because all of the outstanding APS are the subject of Submitted Hold Orders), such Submitted Bids by Potential Holders hereinafter being referred to collectively as "Sufficient Clearing Bids"); and

          (C) if Sufficient Clearing Bids exist, the lowest rate per annum specified in the Submitted Bids (the "Winning Bid Rate") that if:

             (1) each Submitted Bid from Existing Holders specifying the Winning Bid Rate and all other submitted Bids from Existing Holders specifying lower rates per annum were rejected, thus entitling such Existing Holders to continue to hold the shares of APS that are the subject of such Submitted Bids, and

             (2) each Submitted Bid from Potential Holders specifying the Winning Bid Rate and all other Submitted Bids from Potential Holders specifying lower rates per annum were accepted, thus entitling the Potential Holders to purchase the APS that are the subject of such Submitted Bids, would result in the number of shares subject to all Submitted Bids specifying the Winning Bid Rate or a lower rate per annum being at least equal to the Available APS.

     (ii) Promptly after the Auction Agent has made the determinations pursuant to Paragraph 10(d)(i), the Auction Agent shall advise a Trust of the Maximum Applicable Rate and, based on such determinations, the Applicable Rate for the next succeeding Dividend Period as follows:

          (A) if Sufficient Clearing Bids exist, that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Winning Bid Rate;

          (B) if Sufficient Clearing Bids do not exist (other than because all of the outstanding APS are the subject of Submitted Hold Orders), that the Applicable Rate for the next succeeding Dividend Period shall be equal to the Maximum Applicable Rate; or

          (C) if all of the outstanding APS are the subject of Submitted Hold Orders, that the Dividend Period next succeeding the Auction automatically shall be the same length as the immediately preceding Dividend Period and the Applicable Rate for the next succeeding Dividend Period shall be equal to 59% of the Reference Rate (or 90% of such rate if a Trust has provided notification to the Auction Agent prior to the Auction establishing the Applicable Rate for any dividend that net capital gains or other taxable income will be included in such dividend on APS) on the date of the Auction.

PARAGRAPH 10(e) ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES.

     Based on the determinations made pursuant to Paragraph 10(d)(i), the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

     (i) If Sufficient Clearing Bids have been made, subject to the provisions of Paragraph 10(e)(iii) and Paragraph 10(e)(iv), Submitted Bids and Submitted Sell Orders shall be accepted or rejected in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Sell Orders of Existing Holders shall be accepted and the Submitted Bid of each of the Existing Holders specifying any rate per annum that is higher than the Winning Bid Rate shall be accepted, thus requiring each such Existing Holder to sell the outstanding shares of APS that are the subject of such Submitted Sell Order or Submitted Bid;

          (B) the Submitted Bid of each of the Existing Holder specifying any rate per annum that is lower than the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid;

          (C) the Submitted Bid of each of the Potential Holders specifying any rate per annum that is lower than the Winning Bid Rate shall be accepted;

          (D) the Submitted Bid of each of the Existing Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid, unless the number of outstanding shares of APS subject to all such Submitted Bids shall be greater than the number of outstanding APS ("Remaining Shares") equal to the excess of the Available APS over the number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(i)(B) and Paragraph 10(e)(i)(C), in which event the Submitted Bids of each such Existing Holder shall be accepted, and each such Existing Holder shall be required to sell outstanding shares of APS, but only in an amount equal to the difference between (1) the number of outstanding APS then held by such Existing Holder subject to such Submitted Bid and (2) the number of APS obtained by multiplying (x) the number of Remaining Shares by (y) a fraction the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the numbers of outstanding APS subject to such Submitted Bids made by all such Existing Holders that specified a rate per annum equal to the Winning Bid Rate; and

          (E) the Submitted Bid of each of the Potential Holders specifying a rate per annum that is equal to the Winning Bid Rate shall be accepted but only in an amount equal to the number of outstanding APS obtained by multiplying (x) the difference between the Available APS and the number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(i)(B), Paragraph 10(e)(i)(C) and Paragraph 10(e)(i)(D) by (y) a fraction the numerator of which shall be the number of outstanding APS subject to such Submitted Bid and the denominator of which shall be the sum of the number of outstanding APS subject to such Submitted Bids made by all such Potential Holders that specified rates per annum equal to the Winning Bid Rate.

     (ii) If Sufficient Clearing Bids have not been made (other than because all of the outstanding APS are subject to Submitted Hold Orders), subject to the provisions of Paragraph 10(e)(iii), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

          (A) the Submitted Bid of each Existing Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be rejected, thus entitling such Existing Holder to continue to hold the outstanding APS that are the subject of such Submitted Bid;

          (B) the Submitted Bid of each Potential Holder specifying any rate per annum that is equal to or lower than the Maximum Applicable Rate shall be accepted, thus requiring such Potential Holder to purchase the outstanding APS that are the subject of such Submitted Bid; and

          (C) the Submitted Bids of each Existing Holder specifying any rate per annum that is higher than the Maximum Applicable Rate shall be accepted and the Submitted Sell Orders of each Existing Holder shall be accepted, in both cases only in an amount equal to the difference between (1) the number of outstanding APS then held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and (2) the number of APS obtained by multiplying (x) the difference between the Available APS and the aggregate number of outstanding APS subject to Submitted Bids described in Paragraph 10(e)(ii)(A) and Paragraph 10(e)(ii)(B) by (y) a fraction the numerator of which shall be the number of outstanding APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the number of outstanding APS subject to all such Submitted Bids and Submitted Sell Orders.

             (iii) If, as a result of the procedures described in Paragraph 10(e)(i) or Paragraph 10(e)(ii), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a APS on any Auction Date, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the number of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date so that each outstanding APS purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole APS.

             (iv) If, as a result of the procedures described in Paragraph 10(e)(i), any Potential Holder would be entitled or required to purchase less than a whole share of APS on any Auction Date, the Auction Agent, in such manner as in its sole discretion it shall determine, shall allocate APS for purchase among Potential Holders so that only whole shares of APS are purchased on such Auction Date by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any APS on such Auction Date.

             (v) Based on the results of each Auction, the Auction Agent shall determine, with respect to each Broker-Dealer that submitted Bids or Sell Orders on behalf of Existing Holders or Potential Holders, the aggregate number of the outstanding APS to be purchased and the aggregate number of outstanding APS to be sold by such Potential Holders and Existing Holders and, to the extent that such aggregate number of outstanding shares to be purchased and such aggregate number of outstanding shares to be sold differ, the Auction Agent shall determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, outstanding APS.


PARAGRAPH 10(f) MISCELLANEOUS.



     Each Trust may interpret the provisions of this Paragraph 10 to resolve any inconsistency or ambiguity, remedy any formal defect or make any other change or modification that does not substantially adversely affect the rights of Beneficial Owners of APS. A Beneficial Owner or an Existing Holder (A) may sell, transfer or otherwise dispose of APS only pursuant to a Bid or Sell Order in accordance with the procedures described in this Paragraph 10 or to or through a Broker-Dealer, provided that in the case of all transfers other than pursuant to Auctions such Beneficial Owner or Existing Holder, its Broker-Dealer, if applicable, or its Agent Member advises the Auction Agent of such transfer and
(B) except as otherwise required by law, shall have the ownership of the APS held by it maintained in book entry form by the Securities Depository in the account of its Agent Member, which in turn will maintain records of such Beneficial Owner's beneficial ownership. Neither a Trust nor any Affiliate shall submit an Order in any Auction. Any Beneficial Owner that is an Affiliate shall not sell, transfer or otherwise dispose of APS to any Person other than the applicable Trust. All of the outstanding APS of a Series of each Trust shall be represented by a single certificate registered in the name of the nominee of the Securities Depository unless otherwise required by law or unless there is no Securities Depository. If there is no Securities Depository, at a Trust's option and upon its receipt of such documents as it deems appropriate, any APS may be registered in the Stock Register in the name of the Beneficial Owner thereof and such Beneficial Owner thereupon will be entitled to receive certificates therefor and required to deliver certificates thereof or upon transfer or exchange thereof.

                                   APPENDIX E

                      STATE AND U.S. TERRITORY INFORMATION


     The following is a summary of certain selected information relating to the economy and finances of the states and the U.S. territories listed below. It is not a discussion of any specific factors that my affect any particular issuers of Municipal Obligations. The information is not intended to be comprehensive and does not include all of the economic and financial information, such as certain information pertaining to budgets, receipts and disbursements, about such states or U.S. Territories that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of such states or U.S. territories. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the budget or equivalent office of such states or U.S. Territories. The information is derived from selected public documents of the type described above and has not been independently verified by any Trust.


PUERTO RICO, THE U.S. VIRGIN ISLANDS AND GUAM

     Puerto Rico. Puerto Rico has a diversified economy dominated by the manufacturing and service sectors. The North American Free Trade Agreement ("NAFTA"), which became effective January 1, 1994, has led to loss of lower wage jobs such as textiles, but economic growth in other areas, particularly the high technology area has compensated for that loss.

     The Commonwealth of Puerto Rico differs from the states in its relationship with the federal government. Most federal taxes, except those such as social security taxes that are imposed by mutual consent, are not levied in Puerto Rico. However, in conjunction with the 1993 U.S. budget plan, Section 936 of the Code was amended and provided for two alternative limitations to the Section 936 credit. The first option limited the credit against such income to 40% of the credit allowable under then current law, with a five year phase-in period starting at 60% of the allowable credit. The second option was a wage and depreciation based credit. Additional amendments to Section 936 in 1996 imposed caps on these credits, beginning in 1998 for the first option and beginning in 2002 for the second option. More importantly, the 1996 amendments eliminated both options for taxable years beginning in 2006. The eventual elimination of tax benefits to those U.S. companies with operations in Puerto Rico may lead to slower growth in the future. There can be no assurance that this will not lead to a weakened economy, a lower rating on Puerto Rico's debt or lower prices for Puerto Rican bonds that may be held by the Portfolio in the long-term.

     Puerto Ricans have periodically considered conversion to statehood and such a vote is likely again in the future.

     The U.S. Virgin Islands. The United States Virgin Islands (USVI) is heavily reliant on the tourism industry, with roughly 43% of non-agricultural employment in tourist-related trade and services. The tourism industry is economically sensitive and would likely be adversely affected by a recession in either the United States or Europe.

     An important component of the USVI revenue base is the federal excise tax on rum exports. Tax revenues rebated by the federal government to the USVI provide the primary security of many outstanding USVI bonds. Since more than 90% of the rum distilled in the USVI is distilled at one plant, any interruption in its operations (as occurred after Hurricane Hugo in 1989) would adversely affect these revenues. Consequently, there can be no assurance that rum exports to the United States and the rebate of tax revenues to the USVI will continue at their present levels. The preferential tariff treatment the USVI rum industry currently enjoys could be reduced under NAFTA. Increased competition from Mexican rum producers could reduce USVI rum imported to the U.S., decreasing excise tax revenues generated. The USVI is periodically hit by hurricanes. Several hurricanes have caused extensive damage, which has had a negative impact on revenue collections. There is currently no rated, unenhanced Virgin Islands debt outstanding (although there is unrated debt outstanding).

     Guam. The U.S. military is a key component of Guam's economy. The federal government directly comprises more than 10% of the employment base, with a substantial component of the service sector to

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

support these personnel. The Naval Air Station, one of several U.S. military facilities on the island, has been slated for closure by the Defense Base Closure and Realignment Committee; however, the administration plans to use these facilities to expand the Island's commercial airport. Guam is also heavily reliant on tourists, particularly the Japanese. Guam's general obligation debt is rated BBB by S&P with a negative outlook.

CALIFORNIA

     The state's budgetary fortunes are subject to unforeseeable events. In December, 1994, for example, Orange county, California and its Investment Pool filed for bankruptcy. A plan of adjustment has been approved by the court and became effective under which all non-municipal creditors are to be paid in full. However, the ultimate financial impact on the County and the state cannot be predicted with any certainty. In addition, constant fluctuations in other factors affecting the state -- including health and welfare caseloads, property tax receipts, federal funding and extraordinary expenditures related to natural disasters -- will undoubtedly create new budget challenges.

     Furthermore, certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could produce the adverse effects on the California economy. Among these are measures that have established tax, spending or appropriations limits and prohibited the imposition of certain new taxes, authorized the transfers of tax liabilities and reallocations of tax receipts among governmental entities and provided for minimum levels of funding.

     Finally, certain bonds in the Trust may be subject to provisions of California law that could adversely affect payments on those bonds or limit the remedies available to bondholders. Among these are bonds of health care institutions which are subject to the strict rules and limits regarding reimbursement payments of California's Medi-Cal Program for health care services to welfare beneficiaries, and bonds secured by liens on real property.

     Proposition 13. Certain of the debt obligations may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, California votes approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. The effect of Article XIIIA was to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

     Section 1 of Article XIIIA, as amended, limits the maximum ad valorem tax on real property to 1% of full cash value to be collected by the counties and apportioned according to law. The 1% limitation does not apply to ad valorem taxes or special assessments to pay the interest and redemption charges on any bonded indebtedness for the acquisition or improvement of real property approved by two-thirds of the votes cast by the voters voting on the proposition. Section 2 of Article XIIIA defines "full cash value" to mean "the County Assessor's valuation of real property as shown on the 1975/76 tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The full cash value may be adjusted annually to reflect inflation at a rate not to exceed 2% per year, or reduction in the consumer price index or comparable local data, or reduced in the event of declining property value caused by damage, destruction or other factors.

     Legislation enacted by the California Legislature to implement Article XIIIA provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA.

     Proposition 9. On November 6, 1979, an initiative known as "Proposition 9" or the "Gann Initiative" was approved by the California voters, which added
Article XIII B to the California Constitution. Under Article XIII B, State and local governmental entities have an annual "appropriations limit" and are not allowed to spend certain moneys called "appropriations subject to limitation" in an amount higher than the "appropriations limit." Article XIII B does not affect the appropriation of moneys which are excluded from the definition of "appropriations subject to limitation," including debt service on indebtedness existing or authorized as of January 1, 1979, or bonded indebtedness subsequently approved by the voters. In general

                                      B-74
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terms, the "appropriations limit" is required to be based on certain 1978/79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. Article XIII B also provides that if these entities' revenues in any year exceed the amounts permitted to be spent, the excess is to be returned by revising tax rates or fee schedules over the subsequent two years.

     Proposition 98. On November 8, 1988, voters of the state approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (modified by Proposition 111 as discussed below), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

     Proposition 98 permits the Legislature -- by two-thirds vote of both houses, with the Governor's concurrence -- to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the Article XIII B limit to K-14 schools.

     Proposition 111. On June 30, 1989, the California Legislature enacted Senate Constitutional Amendment 1, a proposed modification of the California constitution to alter the spending limit and the education funding provisions of Proposition 98. Senate Constitutional Amendment 1 -- on the June 5, 1990 ballot as Proposition 111 -- was approved by the voters and took effect on July 1, 1990. Among a number of important provisions, Proposition 111 recalculated spending limits for the state and for local governments, allowed greater annual increases in the limits, allowed the averaging of two years' tax revenues before requiring action regarding excess tax revenues, reduced the amount of the funding guarantee in recession years for school districts and community college districts (but with a floor of 40.9 percent of state general fund tax revenues), removed the provision of Proposition 98 which included excess moneys transferred to school districts and community college districts in the base calculation for the next year, limited the amount of state tax revenue over the limit which would be transferred to school districts and community college districts, and exempted increased gasoline taxes and truck weight fees from the state appropriations limit. Additionally, Proposition 111 exempted from the state appropriations limit funding for capital outlays.

     Proposition 62. On November 4, 1986, California voters approved an initiative statute known as proposition 62. This initiative provided the following:

          1. Requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body an by a majority vote of the electorate of the governmental entity;

          2. Requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction;

          3. Restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed;

          4. Prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA;

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

          5. Prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments;

          6. Requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority vote of the electorate within two years of the adoption of the initiative;

          7. Requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of property tax revenue allocated to such local government occurs in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and

          8. Permits these provisions to be amended exclusively by the voters of California.

     In September 1988, the California Court of Appeal in City of Westminster v. County of Orange, 204 Cal. App. 3d 623, 215 Cal. Rptr. 511 (Cal. Ct. App. 1988), held that Proposition 62 is unconstitutional to the extent that it requires a general tax by a general law city, enacted on or after August 1, 1985 and prior to the effective date of Proposition 62, to be subject to approval by a majority of voters. The Court held that the California Constitution prohibits the imposition of a requirement that local tax measures be submitted to the electorate by either referendum or initiative. It is impossible to predict the impact of this decision on charter cities, on special taxes or on new taxes imposed after the effective date of Proposition 62. The California Court of Appeal in City of Woodlake v. Logan, (1991) 230 Cal. App. 3d 1058, subsequently held that Proposition 62's popular vote requirements for future local taxes also provided for an unconstitutional referenda. The California Supreme Court declined to review both the City of Westminster and the City of Woodlake decisions.

     In Santa Clara Local Transportation Authority v. Guardino, (Sept. 28, 1995) 11 Cal. 4th 220, reh'g denied, modified (Dec. 14, 1995) 12 Cal. 4th 344e, the California Supreme Court upheld the constitutionality of Proposition 62's popular vote requirements for future taxes, and specifically disapproved of the City of Woodlake decision as erroneous. The Court did not determine the correctness of the City of Westminster decision, because that case appeared distinguishable, was not relied on by the parties in Guardiano, and involved taxes not likely to still be at issue. It is impossible to predict the impact of the Supreme Court's decision on charter cities or on taxes imposed in reliance on the City of Woodlake case.

     In McBrearty v. City of Brawley, 59 Cal. App. 4th 1441, 69 Cal. Rptr. 2d 862 (Cal. Ct. App. 1997), the Court of Appeal held that the city of Brawley must either hold an election or cease collection of utility taxes that were not submitted to a vote. In 1991, the city of Brawley adopted an ordinance imposing a utility tax on its residents and began collecting the tax without first seeking voter approval. In 1996, the taxpayer petitioned for writ of mandate contending that Proposition 62 required the city to submit its utility tax on residents to vote of local electorate. The trial court issued a writ of mandamus and the city appealed.

     First, the Court of Appeal held that the taxpayer's cause of action accrued for statute of limitation purposes at the tine of the Guardino decision rather than at the time when the city adopted the tax ordinance which was July 1991. Second, the Court held that the voter approval requirement in Proposition 62 was not an invalid mechanism under the state constitution for the involvement of the electorate in the legislative process. Third, the Court rejected the city's argument that Guardino should only be applied on a prospective basis. Finally, the Court held Proposition 218 (see discussion below) did not impliedly protect any local general taxes imposed prior to January 1, 1995 against challenge.

     Assembly Bill 1365 (Mazzoni), introduced February 28, 1997, which would have made the Guardino decision inapplicable to any tax first imposed or increased by an ordinance or resolution adopted before December 14, 1995 was vetoed by the Governor on October 11, 1997. The California State Senate had passed the Bill on May 16, 1996 and the California State Assembly had passed the bill on September 11, 1997. It is not clear whether the Bill, if enacted, would have been constitutional as a non-voted amendment to Proposition 62 or an a non-voted change to Proposition 62's operative data.

     Proposition 218. On November 5, 1996, the voters of the state approved Proposition 218, a constitutional initiative, entitled the "Right to Vote on Taxes Act" ("Proposition 218"). Proposition 218 adds Articles

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XIII C and XIII D to the California Constitution and contains a number of interrelated provision affecting the ability of local governments to levy and collect both existing and future taxes, assessments, fees and charges. Proposition 218 became effective on November 6, 1996. The Sponsors are unable to predict whether and to what extent Proposition 218 may be held to be constitutional or how its terms will be interpreted and applied by the courts. However, if upheld, Proposition 218 could substantially restrict certain local governments' ability to raise future revenues and could subject certain existing sources of revenue to reduction or repeal, and increase local government costs to hold elections, calculate fees and assessments, notify the public and defend local government fees and assessments in court.

     Article XIII C of Proposition 218 requires majority voter approval for the imposition, extension or increase of general taxes and two-thirds voter approval for the imposition, extension or increase of special taxes, including special taxes deposited into a local government's general fund. Proposition 218 also provides that any general tax imposed, extended or increased without voter approval by any local government on or after January 1, 1995 and prior to November 6, 1996 shall continue to be imposed only if approved by a majority vote in an election held within two years of November 6, 1996.

     Article XIII C of Proposition 218 also expressly extends the initiative power to give voters the power to reduce or repeal local taxes, assessments, fees and charges, regardless of the date such taxes, assessments, fees or charges were imposed. This extension of the initiative power to some extent constitutionalizes the March 6, 1996 state Supreme Court decision in Rossi v. Brown, which upheld an initiative that repealed a local tax and held that the state constitution does not preclude the repeal, including the prospective repeal, of a tax ordinance by an initiative, as contrasted with the state constitutional prohibition on referendum powers regarding statutes and ordinances which impose a tax. Generally, the initiative process enables California voters to enact legislation upon obtaining requisite voter approval at a general election. Proposition 218 extends the authority stated in Rossi v. Brown by expanding the initiative power to include reducing or repealing assessments, fees and charges, which had previously been considered administrative rather than legislative matters and therefore beyond the initiative power.

     The initiative power granted under Article XIII C of Proposition 218, by its terms, applies to all local taxes, assessments, fees and charges and is not limited to local taxes, assessments, fees and charges that are property related.

     Article XIII D of Proposition 218 adds several new requirements making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. "Assessment" is defined to mean any levy or charge upon real property for a special benefit conferred upon the real property.

     Article XIII D of Proposition 218 also adds several provisions affecting "fees" and "charges" which are defined as "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and, after June 30, 1997, existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which (i) generate revenues exceeding the funds required to provide the property related service, (ii) are used for any purpose other than those for which the fees and charges are imposed, (iii) are for a service not actually used by, or immediately available to, the owner of the property in question, or (iv) are used for general governmental services, including police, fire or library services, where the service is available to the public at large in substantially the same manner as it is to property owners. Further, before any property related fee or charge may be imposed or increased, written notice must be given to the record owner of each parcel of land affected by such fee or charges. The local government must then hold a hearing upon the proposed imposition or increase of such property based fee, and if written protests against the proposal are presented by a majority of the owners of the identified parcels, the local government may not impose or increase the fee or charge. Moreover, except for fees or charges for sewer, water and refuse collection services, no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     Proposition 87. On November 8, 1988, California voters approved proposition 87. Proposition 87 amended Article XVI, Section 16, of the California Constitution by authorizing the California Legislature to

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prohibit redevelopment agencies from receiving any of the property tax revenue raised by increased property tax rates levied to repay bonded indebtedness of local governments which is approved by voters on or after January 1, 1989.

     Local Governments. The fiscal condition of local governments had been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local government to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.

     Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services. The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. California's response to the federal welfare reforms is embodied in Chapter 270, Statutes of 1997. This new basic state welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaced the former Aid to Families with Dependent Children (AFDC) and Greater Avenues to Independence
(GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contain new time limits on receipt of welfare aid, both lifetime as well as for any current period on aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new CalWORKs program is largely at the county level and counties are given financial incentives for success in this program.

     Although the longer-term impact of new federal law and CalWORKs cannot be determined until there has been more experience, the state does not presently anticipate that these new programs will have an adverse financial impact on the state's General Fund. Overall Temporary Assistance for Needy Families (TANF) grants from the federal government are expected to equal or exceed the amounts the state would have received under the old AFDC program.

     Under current law, counties are required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs, but this mandate may be eliminated as part of the overhaul.

     In the aftermath of Proposition 13, the state provided aid from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated the remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduces mandates for local services. Many counties continue to be under severe fiscal stress. While such stress in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected.

     In November of 1994, Standard & Poor's Rating Group downgraded the credit rating of several California counties, including San Francisco, San Diego, Marin, Los Angeles and San Bernardino. In December of 1994 and January of 1995, Standard and Poor's and Moody's Investor Services, Inc., respectively, downgraded Orange County to below investment grade as a result of its bankruptcy filing (see discussion below). In August of 1995, Standard and Poor's Rating Group again downgraded the credit rating of Los Angeles County and replaced it on CreditWatch. Moody's Investors Services, Inc. also downgraded Los Angeles County. In October of 1995, Standard & Poor's Rating Group placed San Diego County's $449.3 million in general fund-supported debt issues on CreditWatch. During the two month period following the passage of Proposition 218 in November 1996, five of the seven California cities reviewed by the major rating agencies during such two month period had been downgraded (Los Angeles, Sacramento, San Diego, Fresno and Anaheim). In June 1998, Standard and Poor's Rating Group downgraded Fresno's municipal bonds, citing the County's reduced financial flexibility due to several years of budget deficit. In April 1998, each of the three major rating agencies upgraded San Diego county's credit rating, citing the County's successful sale of its troubled trash plant as a key factor in improving the County's fiscal outlook. However, in August 1998, Standard and Poor's Rating Group announced that San Diego County's rising debt, absent new sources of revenue, was becoming a concern, signaling a greater likelihood in the next three years of a downgrade in the County's strong credit rating.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds, As of mid-January, 1995, following a restructuring of most of the Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Funds' loss at about 41.69 billion, or 23% of their initial deposits of approximately $7.5 billion. Many of the entities which deposited money in the Funds, including the County, are facing cash flow difficulties because of the bankruptcy filing and may be required to reduce programs of capital projects. This may also affect their ability to meet their outstanding obligations. In June, 1996, Orange County emerged from bankruptcy protection as part of a fiscal recovery plan that included the issuance of new recovery bonds and sharp reductions in services and personnel. Moody's gave the insured recovery bonds an underlying rating of Baa and the County's general obligation bonds a Ba rating. Standard and Poor's gave the recovery bonds a B underlying rating and in February 1998, Fitch Investors Services assigned the bonds an underlying rating or BBB.

     State Finances. From 1990 until 1994, the State experienced the worst economic fiscal, ad budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, have all been severely affected. Job losses were the worst of any post-war recession.

     The state's financial condition improved markedly during the 1995-1996-97 and 1997-98 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The state's cash position also improved and no external deficit borrowing has occurred over the end of these three fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97 and $2.2 billion in 1997-98) than were initially planned when the budgets were enacted. These additional funds were largely directed to school aid. The accumulated budget deficit from the recession years were finally eliminated. The Department of Finance estimates that the state's budget reserve (the SFEU) totaled $639.8 million as of June 30, 1997 and $1.782 billion at June 30, 1998.

     As a result of the deterioration in the state's budget and cash situation during the early 1990, rating agencies reduced the state's credit rating. Between October 1991 and October 1992, the ratings on the general obligation bonds was reduced by Standard and Poor's from "AAA" to "A", by Moody's Investor Services Inc. from "Aaa" to "Aa" and by Fitch Investors Services, Inc. from "AAA" to "AA". On July 15, 1994, all three of the rating agencies rating the state's long-term debt again lowered their ratings of the state's general obligation bonds. Moody's Investor Services, Inc. lowered its rating from "Aa" to "A1", Standard and Poor's ratings Group lowered its rating from "A" to "A", and Fitch Investor Service lowered its rating from "AA" to "A". In July 1996, Standard and Poor's raised its rating to A from A+. In 1997, Fitch Investors Service raised its rating to "AA-" from "A". In October 1998, Moody's Investors Service raised its rating to Aa3 from A1. There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn. It should be voted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by local the State of California, and there is no obligation on the part of the State or California, and there is no obligation on the part of the state to make payment on such obligations in the event of default.

FLORIDA

     Florida's constitution prohibits the levy, under the authority of the state, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total state tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could effect the state's ability to pay principal and interest in a timely manner.

     The Florida Constitution and Statutes mandate that the state budget as a whole, and each separate fund within the state budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).


     The following data is provided by the Florida Consensus Estimating Conference, which adjusted and updated actual revenue and forecasts on November 13, 1998 in order to support the state's budgeting and planning process. For fiscal year 1998-99, the estimated General Revenue Fund and Working Capital Fund is $18.78 billion. The projected year end balance of the combined General Revenue Fund and Working Capital Fund is $592.7 million. Including the $789.6 million balance currently in the Budget Stabilization Fund, total reserves are projected to stand at $1.38 billion, or 7.6% of current year appropriations. For fiscal year 1999-2000, the estimated General Revenue Fund and Working Capital Fund is $19.14 billion, a 2.0% percent increase over fiscal year 1998-99 The fiscal year 1999-2000 budget incorporates a 3.9% increase in Net General Revenues over fiscal year 1998-99. For fiscal year 1997-98, the estimated Florida and Untied States unemployment rates were both 4.7%. For fiscal year 1998-99, the estimated Florida and Untied States unemployment rates are 5.0% and 5.1%, respectively. For fiscal year 1999-2000, the estimated Florida and United States unemployment rates are both 5.5%.


     In 1993, the state constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments.

     South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and Central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the state as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The state economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors. Hurricanes are a significant threat to continuing economic activity.

MASSACHUSETTS

     Effective July 1, 1990, limitations were placed on the amount of direct bonds the state could have outstanding in a fiscal year, and the amount of the total appropriation in any fiscal year that may be expended for debt service on general obligation debt of the state (other than certain debt incurred to pay the fiscal 1990 deficit and certain Medicaid reimbursement payments for prior years) was limited to 10%. In addition, the power of Massachusetts cities and town and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, is limited by "Proposition 2 1/2". Property taxes are virtually the only source of tax revenues available to cities and towns to meet local costs.

     Major infrastructure projects will continue over the next decade. A reduction in the federal contributions could increase pressure on the state and result in increased indebtedness.

     The fiscal viability of the state's authorities and municipalities is inextricably linked to that of the state. The state guarantees the debt of several authorities, most notably the Massachusetts Bay Transportation Authority and the University of Massachusetts Building Authority. Their ratings are based on this guarantee and can be expected to move in tandem. Several other authorities are funded in part or in whole by the state and their debt ratings may be adversely affected by a negative change in those of the state. Economic slowdown or increased capital spending pressures could result in local aid reductions.

MICHIGAN

     Under the state Constitution, the raising of taxes by the Legislature is limited if doing so would cause the ratio of total State Revenues (except federal aid) to Personal Income of Michigan (as such terms are defined in the state Constitution) to exceed certain limits. The only exceptions to this revenue limit are a majority approval of a referendum question or a specific emergency declared by a two-thirds vote of the Legislature. However, this limit does not apply to taxes imposed for the payment of principal and interest on bonds of the state, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature and certain school district loans. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The constitution prohibits the state from reducing the proportion of total state spending paid to all local units of government, taken as a group, below that proportion in effect in the 1978-79 fiscal year. The state may not mandate new or increased levels of services to be provided by local units without making appropriations to cover any increased costs.


     Under the state Constitution, the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain mileage limitations specified by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter. The Constitution also contains mileage reduction provisions. Under such provisions, should the value of taxable property (exclusive of new construction and improvements) increase at a percentage greater than the percentage increase in the consumer Price Index ("CPI"), the maximum authorized tax rate would be reduced by a factor which would result in the same maximum potential tax revenues to the local taxing unit as if the valuation of taxable property (less new construction and improvements) had grown only at the CPI rate instead of at the higher actual growth rate. Thus, if taxable property values rise faster than consumer prices, the maximum authorized tax rate would be increased at the CPI rate. Conversely, if taxable property values rise slower than consumer prices, tax rates may be raised accordingly, but never higher than the rate authorized on December 23, 1978, without elector approval.


NEW JERSEY

     In June 1997, the New Jersey Economic Development Authority issued $2.75 billion of State Pension Funding Bonds. Proceeds of this issue were used to fully fund the state's unfunded accrued pension liability and will result in a reduction of the General Fund costs for fiscal years 1997 and 1998 of $590 million.

     Other state-related obligations include those crated pursuant to the New Jersey Building Authority Act, which has the power to construct facilities for leasing to the state. On September 1, 1997, the New Jersey Building Authority issued $224 million in refunding and new state revenue bonds. The funds were applied for various projects including restoration of the State House Complex, construction of South Woods State Prison, and sever renovations of municipal buildings.

     The authorizing legislation for various state entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of moral obligation bonds which may be issued by eligible state entities. Currently, there are two such entities available for state appropriations to meet moral obligations. The New Jersey Housing and Mortgagee Finance Agency has not had a deficiency in a debt service reserve which required New Jersey to appropriate funds. It is anticipated that the agency's revenue will continue to be sufficient to cover debt service on its bonds. The state provides the south Jersey Port Corporation with funds to cover all debt service and property tax requirements when earned revenues are anticipated to be insufficient to cover these obligations. In the past, anticipated revenues have, in some cases, been insufficient to cover debt service and/or all property tax requirements. There are numerous other state-created entities with outstanding debt. This debt is supported by revenues derived from or assets of the various projects financed by such entities.

     The Local Budget Law imposes specific budgetary procedures upon counties and municipalities, subject to review by the Director of the Division of Local Government Services. State law also regulates the issuance of debt by counties and municipalities by limiting the amount of tax anticipation notes that may be issued and requiring their repayment within 120 days of the end of the fiscal year in which they are issued. The Local Bond Law governs the issuance of bonds and notes and bars the issuance of bonds for the payment of current expenses or to pay outstanding obligations, except where permitted by the Local Finance Board. State law also authorizes state officials to supervise fiscal administration in any municipality facing financial difficulties.

NEW YORK

     The state ended its 1997-1998 fiscal year balanced on a cash basis. As of February 1999, the state projects a General Fund balanced on a cash basis for the 1998-1999 fiscal year (April 1, 1998-March 31, 1999), with total receipts and transfers from other funds to be deposited in the General Fund projected to be $36.78 billion. The state projects to have receipts in excess of disbursement on a cash basis in the General Fund for the 1999-2000 fiscal year. With regard to the 2000-2001 and 2001-2002 fiscal years, the state projects budget gaps of $1.11 billion and $2.08 billion, respectively. Such projections are subject to change depending upon the state budget negotiation process.

     The fiscal stability of New York state relates, at least in part, to the fiscal stability of its localities and authorities. Various state agencies, authorities and localities have issued large amounts of bonds and notes either guaranteed or supported by the state. In some cases, the state has had to provide special assistance in recent years to enable such agencies, authorities and localities to meet their financial obligations and, in some cases, to prevent or cure defaults. The extent to which state agencies and local governments require state assistance to meet their financial obligations, may adversely affect the ability of the state to meet its own obligations as they become due or to obtain additional financing.

     New York City achieved balanced operating results in accordance with GAAP for its 1998 fiscal year. In its four year-annual financial plan, modified as of November, 1998, the City projects revenues and expenditures for the 1999 fiscal year (July 1, 1998-June 30, 1999) balanced in accordance with GAAP with total revenues projected in excess of $34 billion. It projects budget gaps of $2.2 billion, $2.9 billion and $2.4 billion for its 2000, 2001 and 2002 fiscal years, respectively. There can be no assurance that budget gap-closing measures, such as tax increases or reductions in City services, will not be required, the implementation of which could adversely affect the City's economic base.

     Implementation of the City's four-year annual financial plan is also dependent upon the city's ability to market its securities successfully in the public credit markets including its ability to issue short term notes to finance its seasonal working capital needs. The fiscal health of New York City, which is the largest issuer of municipal bonds in the country and a leading international commercial center, exerts a significant influence upon the fiscal health and bond values of issues throughout the state. Bond values of the Municipal Assistance Corporation, the state of New York, the New York Local Government Assistance Corporation, the New York State Dormitory Authority, the New York City Municipal Water Finance Authority, the New York City Transitional Finance Authority and The Metropolitan Transportation Authority would be particularly affected by serious financial difficulties encountered by New York City. The Trust could be expected to hold bonds issued by many, if not all of these issuers, at any given time.

     Although the state and the City have each shown a pattern in recent fiscal years of closing previously projected budget gaps, no assurances can be given as to the ability of these issuers, through budget gap-closing measures or otherwise, to achieve budget balance in any given fiscal year.

     The financial condition of the State, City and other New York issuers may be affected by many economic, social, political and international factors which cannot be predicted with certainty. These factors include, but may not be limited to, litigation, collective bargaining with governmental employees, the ability of issuers to handle the "Year 2000" computer problem, changes resulting from entitlement program reforms, the receipt of intergovernmental aid, and the performance of the securities and financial sector which is disproportionately more significant to the New York economy than to the national economy. Factors particularly affecting New York City also include its ability to meet its increasing infrastructure and other capital needs in the face of rising debt service costs and limited volume capacity under state law for incurring indebtedness; and costs it may incur to achieve compliance with laws pertaining to protecting its water supply and the disposal of its solid waste.

OHIO

     The state of Ohio operates on the basis of a fiscal biennium for its appropriations and expenditures. The state is effectively prohibited by law from ending a fiscal year or a biennium in a deficit position. The Governor has the power to order state agencies to operate within the state's means. The state carries out most of its operations through the General Revenue Fund ("GRF") which receives general state revenues not otherwise dedicated. GRF revenues are derived mainly from personal income and sales taxes and corporate franchise taxes. State GRF figures generally show a pattern related to national economic conditions, evident in growth and depletion of its GRF ending fund balances, with the June 30 (end of fiscal year) GRF fund balance reduced during less favorable national economic periods and increased during more favorable economic periods.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from state subsidiaries, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the state to provide for and fund a system complying with the Ohio Constitution, staying its order to permit time for responsive corrective actions. A small number of the state's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of state subsidy distributions to repayment if needed. Recent borrowings under this program totaled $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans), and 23.4 million for 10 districts in fiscal year 1998.

     For those few municipalities and school districts that on occasion have faced significant financial programs, there are statutory procedures for a joint state/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships). Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 26 cities and villages; for 20 of them the fiscal situation was resolved and the procedures terminated (two cities are in preliminary "fiscal watch" status). As of February 3, 1999, the 1996 school district "fiscal emergency" provision applied to six districts, and ten were on preliminary "fiscal watch" status.

PENNSYLVANIA

     The General Fund, the state's largest fund, receives all tax receipts, revenues, federal grants and reimbursements that are not specified by law to be deposited elsewhere. Debt service on all obligations, except those issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. The General Fund closed fiscal year 1997 with a balance of $1,364.9 million. For 1998, the Commonwealth expects an improvement in the state's financial position.

     Certain state-created agencies have statutory authorization to incur debt for which no legislation providing for state appropriations to pay debt service thereon is required. The debt of these agencies is supported by assets of or revenues derived from the various projects financed; it is not an obligation of the state. Some of these agencies, however, are indirectly dependent on state appropriations. State-related agencies and their outstanding debt as of June 30, 1998 include the Delaware River Joint Toll Bridge Commission ($51.4 million), the Delaware River Port Authority ($504.1 million), the Pennsylvania Economic Development Financing Authority ($1,106.4 million), the Pennsylvania Energy Development Authority ($43.1 million), the Pennsylvania Higher Education Assistance Agency ($1,633.8 million), the Pennsylvania Higher Education Facilities Authority ($3,057.6 million), (the Pennsylvania Industrial Development Authority ($394.5 million), the Pennsylvania Infrastructure Investment Authority ($196.4 million), the Pennsylvania Turnpike Commission ($1,127.9 million), the Philadelphia Regional Port Authority ($59.5 million) and the state Public School Building Authority ($343.4 million).

     The only obligations of state-created agencies in Pennsylvania which bear a moral obligation of the state are those issued by the Pennsylvania Housing Finance Agency; a state-created agency which provides housing for lower and moderate income families in the state, which had $2,716.4 million in bonds outstanding at June 30, 1998, and the Hospitals and Higher Education Facilities Authority of Philadelphia which issued $21.1 million in bonds in 1993.

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For instance, in County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system.

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST
                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST
                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST
                  EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST
                 EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST
                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST
                    EATON VANCE OHIO MUNICIPAL INCOME TRUST
                EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 1, 1998


--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


INDEPENDENT ACCOUNTANTS


Deloitte & Touche LLP


125 Summer Street


Boston, MA 02110